Exhibit 4.4





                                                                  Conformed Copy





                    AMENDMENT AGREEMENT dated as of November 29, 1995, among
               ECKERD CORPORATION, a Delaware corporation, as borrower
               (the "Borrower"); the lenders listed on the signature pages hereto under the captions "Assigning Lenders" (the "Assigning Lenders"), "Continuing Lenders" (the "Continuing Lenders") and "Assignee Lenders" (the "Assignee Lenders", and, together with the Continuing Lenders, the "Lenders"); CHEMICAL BANK, a New York banking corporation ("Chemical Bank"), and NATIONSBANK OF FLORIDA, N.A., a national banking association ("NationsBank"), as managing agents for the Lenders (in such capacity, each a "Managing Agent") and as swingline lenders (in such capacity, each a "Swingline Lender"); NationsBank, as documentation agent (in such capacity, the "Documentation Agent") for the Lenders, the Swingline Lenders and the Fronting Banks; and Chemical Bank, as administrative agent and collateral agent (in such respective capacities, the "Administrative Agent" and the "Collateral Agent") for the Lenders, the Swingline Lenders and the Fronting Banks (as defined below).


     A. The Borrower, the Assigning Lenders, the Continuing Lenders, the Managing Agents, the Swingline Lenders and the Administrative Agent are parties to the Credit Agreement dated as of June 14, 1993, as amended and restated as of August 3, 1994, as amended (the "Credit Agreement").

     B. The Assigning Lenders and certain Continuing Lenders wish to assign all or a portion of their interests in (a) the outstanding Loans and (b) the outstanding Letters of Credit and Bankers' Acceptances under the Credit Agreement to the Assignee Lenders and certain other Continuing Lenders, and the Assignee Lenders and Continuing Lenders are willing to accept such assignments.

     C. The Borrower has requested, and the other parties hereto have agreed, upon the terms and subject to the conditions set forth or referred to herein, that the Credit Agreement be amended and restated (the "Restatement") upon the effectiveness of the assignments referred to in paragraph B above (a) to decrease the credit facilities thereunder to an aggregate amount of $750,000,000 and (b) to give effect to certain other changes.

     D. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:


     SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement dated as of June 14, 1993, as amended and restated as of November 29, 1995, attached as Exhibit A hereto (the "Restated Credit Agreement").

     SECTION 2.  Restatement Closing.  The transactions provided for in
Sections 3, 4 and 6 hereof shall be consummated at a closing to be held on the Restatement Date (as defined in the Restated Credit Agreement) at the offices of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, N.Y., or at such other time and place as the parties shall agree. The Borrower shall give written notice proposing a date as the Restatement Date at least two Business Days prior thereto to the Administrative Agent, which shall send copies to the Assigning Lenders, Continuing Lenders and Assignee Lenders, at their addresses for notices set forth in the Credit Agreement, in the case of the Assigning Lenders, and the Restated Credit Agreement, in the case of the Lenders. The Borrower shall also provide the notice that would be required pursuant to Section 2.03 of the Restated Credit Agreement if the same were then effective for Loans to be made on the Restatement Date.

     SECTION 3. Assignment. (a) On and as of the Restatement Date, subject to the conditions set forth in Section 7 hereof, each of the Assigning Lenders, Continuing Lenders and Assignee Lenders shall sell, assign and transfer or purchase, as the case may be, such interests in (i) the Revolving Credit Commitments (as defined in the Credit Agreement), (ii) the outstanding Revolving Loans (as defined in the Credit Agreement), (iii) the outstanding Term Loans (as defined in the Credit Agreement) and (iv) participations in the Existing Standby Letters of Credit, Existing Trade Letters of Credit, Existing Clean Bankers' Acceptances and Existing Trade Bankers' Acceptances, in each case as shall be necessary in order that, after giving effect to all such assignments and purchases, the Revolving Credit Commitments, the Revolving Loans, the Term Loans and the participations in Existing Standby Letters of Credit, Existing Trade Letters of Credit, Existing Clean Bankers' Acceptances and Existing Trade Bankers' Acceptances will be held by the Continuing Lenders and Assignee Lenders ratably in accordance with their (i) Revolving Credit Commitments (with respect to assigned and purchased Revolving Credit Commitments, Revolving Loans and participations in Existing Standby Letters of Credit, Existing Trade Letters of Credit, Existing Clean Bankers' Acceptances and Existing Trade Bankers' Acceptances) and (ii) Term Loan Commitments (with respect to assigned and purchased Term Loans), in each case as set forth in Schedule 2.01 to the Restated Credit Agreement. Each Lender purchasing interests of any type under this Section 3 shall be deemed to have purchased such interests from each Assigning Lender and Continuing Lender selling interests of such type ratably in accordance with the amounts of such interests sold by them. The assignments and purchases provided for in this Section 3 shall be without recourse, warranty or representation, except that each assigning Lender shall be deemed to have represented that it is the legal and beneficial owner of the interests assigned by it and that such interests are free and clear of any adverse claim arising by reason of any action (or failure to take action) on the part of such assigning Lender, and the purchase price for each such assignment and purchase shall equal the principal amount of the Loans purchased. Concurrently with the effectiveness of the assignments and purchases provided for above, (x) the Assigning Lenders shall cease to be parties to the Credit Agreement and shall be released from all further obligations thereunder and shall have no further rights to or interest in any of the collateral subject to the Liens created under the Security Documents (as defined in the Credit Agreement) or to be created under the Security Documents and (y) any outstanding Notes payable to a Assigning Lender shall cease to evidence such Lender's Loans and shall be deemed cancelled by agreement hereby; provided, however, that the Assigning Lenders shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 10.05 of the Credit Agreement as in effect immediately prior to the Restatement Date.

     (b) On the Restatement Date, (i) each Assignee Lender and each Continuing Lender that is purchasing interests in the Revolving Commitments and the outstanding Loans pursuant to paragraph (a) above shall pay the purchase price for the interests purchased by it pursuant to such paragraph (a) by wire transfer of immediately available funds to the Administrative Agent in New York, New York, not later than 12:00 noon, New York City time, and (ii) the Administrative Agent shall distribute to each Assigning Lender and each Continuing Lender that is assigning interests in outstanding Loans pursuant to paragraph (a) above, out of the amounts received by the Administrative Agent from each Assignee Lender and Continuing Lender pursuant to clause (i) of this paragraph (b), the purchase price for the interests assigned by it pursuant to such paragraph (a) by wire transfer of immediately available funds not later than 3:00 p.m., New York City time.

     (c) Each of the parties hereto hereby consents to the assignments and purchases provided for in paragraphs (a) and (b) above and agrees that (i) each Assignee Lender and each Continuing Lender that is purchasing interests in the Revolving Credit Commitments and the outstanding Loans pursuant to paragraph (a) above are assignees of the Assigning Lenders and certain Continuing Lenders permitted under Section 10.04 of the Credit Agreement and
(ii) each Assignee Lender and each Continuing Lender shall have all the rights and obligations of a Lender under the Restated Credit Agreement with respect to the interests purchased by it pursuant to such paragraphs. The Borrower further agrees that if any Lender shall default in the payment of any amount due from it under paragraph (b) above, the Borrower shall promptly pay the defaulted amount to the Administrative Agent (for distribution in accordance with paragraph (b) above) by wire transfer of immediately available funds, together with interest on such amount at the Alternate Base Rate from and including the Restatement Date to but excluding the date of payment. Upon any such payment by the Borrower and the corresponding payment by the Administrative Agent pursuant to paragraph (b) immediately above, (i) the Borrower shall be subrogated to all rights of the assigning Lender against the defaulting Lender and (ii) the Borrower shall have the right, at the defaulting Lender's expense and upon notice to the defaulting Lender and to the Administrative Agent, to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 10.04 of the Restated Credit Agreement), on behalf of such defaulting Lender, all such defaulting Lender's interests, rights and obligations under the Restated Credit Agreement to another financial institution that shall assume such interests, rights and obligations, without any further act by such defaulting Lender being required in connection therewith, provided that (A) no such assignment shall conflict with any law, rule or regulation or order of any Governmental Authority, (B) the assignee shall pay to the defaulting Lender, in immediately available funds on the date of such assignment, the outstanding principal of and interest accrued to the date of payment on the Loans made or deemed made by such defaulting Lender under the Restated Credit Agreement, if any, and all other amounts accrued for such defaulting Lender's account or owed to it under the Restated Credit Agreement and (C) if the defaulting Lender shall not have reimbursed the Borrower for the defaulted amount paid by the Borrower pursuant to paragraph (b) above, the assignee shall pay to the Borrower, in immediately available funds on the date of such assignment, the amount of and interest accrued to but excluding the dates of payment on, such defaulted amount.

     SECTION 4. Amendment and Restatement of the Credit Agreement. (a) The Borrower, the Assignee Lenders, the Continuing Lenders, the Managing Agents, the Fronting Banks, the Administrative Agent, the Swingline Lenders, the Documentation Agent and the Collateral Agent agree that the Credit Agreement (including all Schedules thereto but excluding Exhibits, which remain unchanged) is hereby amended and restated, effective as of the Restatement Date, to read in its entirety as set forth in Exhibit A hereto. As used in the Restated Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement as amended and restated by this Amendment Agreement.

     (b) On the Restatement Date, upon the effectiveness of the Restatement, (i) each Revolving Loan outstanding under the Credit Agreement shall be deemed to be a Revolving Loan under the Restated Credit Agreement, (ii) each Swingline Loan outstanding under the Credit Agreement shall be deemed to be a Swingline Loan under the Restated Credit Agreement, (iii) each Term Loan outstanding under the Credit Agreement shall be deemed to be a Term Loan under the Restated Credit Agreement, (iv) each Existing Standby Letter of Credit shall be deemed to be a Standby Letter of Credit issued under the Restated Credit Agreement, (v) each Existing Trade Letter of Credit shall be deemed to be a Trade Letter of Credit issued under the Restated Credit Agreement, (vi) each Existing Clean Bankers' Acceptance shall be deemed to be a Clean Bankers' Acceptance issued under the Restated Credit Agreement and (vii) each Existing Trade Bankers' Acceptance shall be deemed to be a Trade Bankers' Acceptance issued under the Restated Credit Agreement, and the Revolving Credit Commitments, Term Loan Commitments and LC/BA Commitment shall be adjusted accordingly.

     (c) On the Restatement Date, upon the effectiveness of the Restatement and subject to the terms and conditions thereof, the Assignee Lenders and the Continuing Lenders shall undertake the transactions provided for in Sections 3, 4 and 6 hereof in accordance with Section 2 hereof.

     (d) Schedule I hereto sets forth the principal amount and type of each Loan held by each Lender on the Restatement Date, after giving effect to the transactions contemplated by Sections 3 and 4 above.

     SECTION 5. Representations and Warranties. The Borrower hereby makes to each of the other parties hereto, on the date hereof and on the Restatement Date, each of the representations and warranties contained in Article IV of the Restated Credit Agreement, and each of such representations and warranties is hereby incorporated by reference herein.

     SECTION 6. Fees; Interest. (a) On the Restatement Date, simultaneously with the making of the assignments provided for in Section 3, the Borrower shall pay in immediately available funds (i) to the Administrative Agent, for the accounts of the Assigning Lenders and Continuing Lenders, the fees payable pursuant to subsection 2.05 of the Credit Agreement that have accrued for the period from the last date such fees were paid to but excluding the Restatement Date and (ii) for the account of the Administrative Agent and the Lenders entitled thereto, the Fees referred to in 5.02(f) of the Restated Credit Agreement. The fees described in this Section 6 shall be payable in immediately available funds. Once paid, such fees shall not be refundable under any circumstances.

     (b) On the Restatement Date, simultaneously with the making of the assignments provided for in Section 3, (i) the Borrower shall pay in immediately available funds to the Administrative Agent, for the accounts of the Assigning Lenders and the Continuing Lenders, all unpaid interest accrued to but excluding the Restatement Date on the Revolving Loans, the Swingline Loans and Term Loans (as defined in the Credit Agreement) of each such Lender and (ii) the Administrative Agent shall distribute to each Assigning Lender and each Continuing Lender the amounts received by the Administrative Agent from the Borrower pursuant to clause (i) of this paragraph (b) by wire transfer of immediately available funds not later than 3:00 p.m., New York City time.

     SECTION 7. Conditions. The obligation of each Continuing Lender and each Assignee Lender to purchase the assignments provided for in Section 3 hereof, and the obligation of each Lender to make the Loans to be made by it on the Restatement Date shall be conditioned upon the Lenders' receipt of a certificate, dated the Restatement Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in
Section 5.02 and in paragraphs (b) and (c) of Section 5.01 of the Restated Credit Agreement.

     SECTION 8. Expenses. The Borrower agrees to pay the reasonable fees, disbursements and other charges of counsel to the Managing Agents, the Administrative Agent and the Collateral Agent (including local counsel), incurred in connection with the preparation of this Amendment Agreement, the Restated Credit Agreement and the other documents contemplated hereby or thereby (whether or not the transactions hereby or thereby contemplated shall be consummated). The provisions of this Section 8 shall survive and remain operative and in full force and effect regardless of whether or not the transactions contemplated hereby are consummated.

     SECTION 9. Applicable Law. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 10. No Novation. Neither this Amendment Agreement nor the execution, delivery or effectiveness of the Restated Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any security agreement, any pledge agreement or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment Agreement, the Restated Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Credit Agreement or any Guarantor under the Guarantee Agreement or any Security Document (as such terms are defined in the Credit Agreement) from any of its obligations and liabilities thereunder. Each of the Credit Agreement and the Security Documents shall remain in full force and effect, until and except as modified hereby or in connection herewith. Notwithstanding any provision of this Amendment Agreement or the Restated Credit Agreement, the provisions of Section 10.05 of the Credit Agreement, including all defined terms used therein, will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Restatement Date.

     SECTION 11. Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.01 of the Restated Credit Agreement and in the case of the Assigning Lenders to the addresses referred to in subsection 10.01 of the Credit Agreement.

     SECTION 12. Counterparts. This Amendment Agreement may be executed in two or more counterparts, each of which when taken together shall constitute but one contract, and shall become effective as provided in Section 14 hereof.

     SECTION 13. Headings. The headings of this Amendment Agreement are for convenience of reference only, are not part of this Amendment Agreement and are not to be taken into consideration in interpreting this Amendment Agreement.

     SECTION 14. Effectiveness; Amendment. This Amendment Agreement shall become effective when copies hereof that, when taken together, bear the signatures of each of the parties hereto shall have been received by the Administrative Agent and by the Borrower. The Restatement Date shall not occur until all the conditions precedent set forth in Section 7 have been met. This Amendment Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

     SECTION 15. Survival. Without limiting the provisions of Section 8 hereof, the representations and warranties in Section 5 hereof and the provisions of
Section 6 hereof shall survive and remain operative and in full force and effect notwithstanding the consummation of the transactions to be consummated on the Restatement Date and the effectiveness or termination of the Restated Credit Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.


                              ECKERD CORPORATION,

                               by
                                    /s/   Martin W. Gladysz
                                 ------------------------------------
                                 Name:  Martin W. Gladysz
                                 Title:   Vice President-Treasurer


                              CHEMICAL BANK, individually and as Administrative Agent, Collateral Agent, Managing Agent and Swingline Lender,

                               by
                                    /s/   Neil H. Boylan
                                 ---------------------------------------
                                 Name:  Neil H. Boylan
                                 Title:   Vice President


                              NATIONSBANK OF FLORIDA, N.A., individually and as Managing Agent and Swingline Lender,

                               by
                                    /s/   Miles C. Dearden
                                 --------------------------------------
                                 Name:  Miles C. Dearden
                                 Title:   Vice President

                              Assigning Lenders:
                              ------------------

                              BANK OF IRELAND,

                               by
                                    /s/   Roger M. Burns
                                 --------------------------------------
                                 Name:  Roger M. Burns
                                 Title:   Vice President


                              BANK OF SCOTLAND,

                               by
                                    /s/   Elizabeth Wilson
                                 --------------------------------------
                                 Name:  Elizabeth Wilson
                                 Title:   Vice President and Branch Manager

                               BANK POLSKA OPIEKI,

                                by
                                     /s/   Hussein B. El-Tawil
                                  -------------------------------------
                                  Name:  Hussein B. El-Tawil
                                  Title:   Vice President


                               BANKERS TRUST,

                                by
                                    /s/   Rosemary F. Dunne
                                 -------------------------------------
                                 Name:  Rosemary F. Dunne
                                 Title:   Vice President

                               FIRST AMERICAN BANK,

                                by
                                    /s/   Russell S. Rogers
                                 ------------------------------------------
                                 Name:  Russell S. Rogers
                                 Title:   Vice President


                               GENERAL ELECTRIC CAPITAL CORPORATION,

                                by
                                     /s/   Elaine L. Moore
                                  ---------------------------------------
                                  Name:  Elaine L. Moore
                                  Title:   Senior Vice President as Duly
                                           Authorized


                               GIROCREDIT BANK,

                                by
                                     /s/   Richard F.  Stone
                                  ----------------------------------------
                                  Name:  Richard F. Stone
                                  Title:   First Vice President


                               IMPERIAL BANK

                                by
                                     /s/   Ray Vadalma
                                  ----------------------------------------
                                  Name:  Ray Vadalma
                                  Title:  Senior Vice President

                               MCI CAPITAL INC.,

                                by
                                     /s/   Tatsuya Kuroyanagi
                                  -------------------------------------
                                  Name:  Tatsuya Kuroyanagi
                                  Title:   Executive Vice President


                               NATIONAL CITY BANK,

                                by
                                     /s/   Diego Tobon
                                  -----------------------------------------
                                  Name:  Diego Tobon
                                  Title:   Vice President

                               PEARL STREET, L.P.,

                                by
                                     /s/   John E. Urban
                                  ------------------------------------------
                                  Name:  John E. Urban
                                  Title:   Authorized Signer


                               PROSPECT STREET SENIOR PORTFOLIO, L.P.,

                                by PROSPECT STREET SENIOR LOAN
                                   CORP., as Managing General Partner,

                                 by
                                     /s/   Dana E. Erikson
                                   ------------------------------
                                    Name:  Dana E. Erikson
                                    Title:   Vice President


                               RESTRUCTURED OBLIGATIONS BACKED BY
                                SENIOR ASSETS B.V.,

                                by its Managing Director
                                ABN TRUSTCOMPANY (NEDERLAND) B.V.,

                                  by
                                       /s/   R. G. M. Verhoef
                                    --------------------------------------
                                    Name:  R. G. M. Verhoef
                                    Title:   Proxyholder

                                  by
                                       /s/   P. H. A. van  Hooijdonk
                                    ----------------------------------
                                    Name:  P. H. A. van Hooijdonk
                                    Title:   Proxyholder

                               SHAWMUT NATIONAL BANK OF CONNECTICUT, N.A.,

                                by
                                     /s/   Anne E. Dorsey
                                  ----------------------------------------
                                  Name:   Anne E. Dorsey
                                  Title:    Director


                               STICHTING RESTRUCTURED OBLIGATIONS
                                BACKED BY SENIOR ASSETS 2 (ROSA 2),

                                by its Managing Director
                                ABN TRUSTCOMPANY (NEDERLAND) B.V.,

                                 by
                                      /s/   R. G. M. Verhoef
                                   --------------------------------------
                                   Name:  R. G. M. Verhoef
                                   Title:   Proxyholder

                                 by
                                      /s/   P. H. A. van Hooijdonk
                                   ----------------------------------
                                   Name:  P. H. A. van Hooijdonk
                                   Title:   Proxyholder


                               UNITED BANK OF KUWAIT,

                               by
                                     /s/   Kam Tugnait
                                  ---------------------------------------
                                  Name:  Kam Tugnait
                                  Title:   Credit Administration Officer

                               by
                                     /s/   M. Chambers
                                  ---------------------------------------
                                  Name:  M. Chambers
                                  Title:   Credit Administration Officer


                               VAN KAMPEN AMERICAN CAPITAL, PRIME RATE
                                INCOME TRUST,

                               by
                                     /s/   Kathleen A. Zarn
                                  -------------------------------------
                                  Name:  Kathleen A Zarn
                                  Title:   Vice President

                               VIA BANQUE,

                                by
                                   ----------------------------------------
                                  Name:
                                  Title:


                               Continuing Lenders:
                               -------------------

                               ABN AMRO BANK N.V.,

                                by
                                     /s/   David Suttles
                                  -----------------------------------------
                                  Name:  David Suttles
                                  Title:   Group Vice President

                                by
                                     /s/   Michiel van Cranenburgh
                                  ---------------------------------
                                  Name:  Michiel van Cranenburgh
                                  Title:   Assistant Vice President


                               THE BANK OF TOKYO TRUST COMPANY,

                                by
                                     /s/   Adane Dessie
                                  ----------------------------------------
                                  Name:  Adane Dessie
                                  Title:   Vice President

                               BANQUE FRANCAISE DU COMMERCE EXTERIEUR,

                                by
                                     /s/   Iain A. Whyte
                                  --------------------------------------
                                  Name:  Iain A. Whyte
                                  Title:   Assistant Vice President

                                by
                                     /s/   Mark A. Harrington
                                  ----------------------------------
                                  Name:  Mark A. Harrington
                                  Title:   Vice President & Regional Manager


BANQUE PARIBAS,                    BANQUE PARIBAS,

 by                                 by
       /s/  Ann C. Pifer                 /s/   Duane P. Helkowski
    --------------------------         ----------------------------------
    Name:  Ann C. Pifer                Name:  Duane P. Helkowski
    Title:   Vice President            Title:   Assistant Vice Presdient

                               COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                               EUROPEENNE,

                                by
                                     /s/   Brian O'Leary
                                  ---------------------------------------
                                  Name:   Brian O'Leary
                                  Title:    Vice President

                                by
                                     /s/   Marcus Edward
                                  --------------------------------------
                                  Name:  Marcus Edward
                                  Title:   Vice President


                               CREDIT LYONNAIS CAYMAN ISLAND BRANCH,

                                by
                                     /s/   David M. Cawrse
                                  -------------------------------------
                                  Name:  David M. Cawrse
                                  Title:   Authorized Signature


                               FIRST INTERSTATE BANK OF TEXAS N.A.,

                                by
                                     /s/   Valerie B. Carlson
                                  --------------------------------------
                                  Name:  Valerie B. Carlson
                                  Title:   Vice President


                               THE FIRST NATIONAL BANK OF BOSTON,

                                by
                                     /s/   William C. Purinton
                                  ------------------------------------
                                  Name:  William C. Purinton
                                  Title:   Vice President


                               THE FIRST NATIONAL BANK OF CHICAGO,

                                by
                                     /s/   Ted Wozniak
                                  --------------------------------------
                                  Name:  Ted Wozniak
                                  Title:   Managing Director

                               FLEET BANK OF MASSACHUSETTS, N.A.,

                                by
                                     /s/   Thomas J. Bullard
                                  --------------------------------------
                                  Name:  Thomas J. Bullard
                                  Title:   Vice President

                               THE FUJI BANK, LIMITED,

                                by
                                     /s/   Katsunori Nozawa
                                  -------------------------------------
                                  Name:  Katsunori Nozawa
                                  Title:   Vice President & Manager


                               HIBERNIA NATIONAL BANK,

                                by
                                     /s/   Troy J. Villafarra
                                  ----------------------------------------
                                  Name:  Troy J. Villafarra
                                  Title:   Vice President

                               THE LONG-TERM CREDIT BANK OF JAPAN,
                               LIMITED, NEW YORK BRANCH,

                                by
                                     /s/   John J. Sullivan
                                  -----------------------------------------
                                  Name:  John J. Sullivan
                                  Title:   Joint General Manager


                               MELLON BANK, N.A.,

                                by
                                     /s/   Deborah K. Breslof
                                  ------------------------------------
                                  Name:  Deborah K. Breslof
                                  Title:   Vice President


                               THE MITSUBISHI BANK, LIMITED,

                                by
                                     /s/   Frank H. Madden
                                  -----------------------------------
                                  Name:  Frank H. Madden
                                  Title:


                               MITSUBISHI TRUST AND BANKING CORPORATION,

                                by
                                     /s/   Patricia Loret de Mola
                                  ----------------------------------
                                  Name:  Patricia Loret de Mola
                                  Title:   Senior Vice President

                               NATIONAL CANADA FINANCE CORP.,

                                by
                                    /s/   Michael S. Bloomenfeld
                                 --------------------------------
                                 Name:  Michael S. Bloomenfeld
                                 Title:   Vice President


                               NATWEST BANK N.A.,

                                by
                                     /s/   Pauline McHugh
                                  -----------------------------------
                                  Name:  Pauline McHugh
                                  Title:   Vice President

                               THE NIPPON CREDIT BANK, LTD.,

                                by
                                     /s/   Yasuhide Yahiro
                                  ------------------------------------
                                  Name:  Yasuhide Yahiro
                                  Title:   Assistant Vice President


                               THE SAKURA BANK, LIMITED,

                                by
                                     /s/   Hiroyasu Imanishi
                                  ------------------------------------
                                  Name:  Hiroyasu Imanishi
                                  Title:   V.P. & Senior Manager

                               SOCIETE GENERALE,

                                by
                                     /s/   Ralph Saheb
                                  ----------------------------------------
                                  Name:  Ralph Saheb
                                  Title:   Vice President


                               UNION BANK OF FINLAND LTD. GRAND CAYMAN BRANCH,

                                by
                                     /s/   Frank Maffei
                                  -----------------------------------------
                                  Name:  Frank Maffei
                                  Title:   Assistant Vice President

                                by
                                     /s/   Andrew Carstensen
                                  -------------------------------------
                                  Name:  Andrew Carstensen
                                  Title:   Vice President

UNION BANK OF SWITZERLAND,           UNION BANK OF SWITZERLAND,
NEW YORK BRANCH,                     NEW YORK BRANCH,

 by                                   by
      /s/ Robert W. Casey, Jr.             /s/ Laurent J. Chaix
    -----------------------------        ----------------------------
      Name:  Robert W. Casey, Jr.               Name:  Laurent J. Chaix
      Title:   Vice President           Title:   Vice President


                               UNITED STATES NATIONAL BANK OF OREGON,

                                by
                                     /s/   Stephen Mitchell
                                  ---------------------------------------
                                  Name:  Stephen Mitchell
                                  Title:   Vice President

                               WELLS FARGO BANK, N.A.,

                                by
                                     /s/   Peter W. Clark
                                  ---------------------------------------
                                  Name:   Peter W. Clark
                                  Title:    Assistant Vice President


                               THE YASUDA TRUST & BANKING COMPANY,
                               LIMITED, NEW YORK BRANCH,

                                by
                                     /s/   Makoto Tagawa
                                  -------------------------------------
                                  Name:  Makoto Tagawa
                                  Title:   Deputy General Manager


                               Assignee Lenders:
                               -----------------

                               THE BANK OF NEW YORK,

                                by
                                     /s/   Paula M. DiPonzio
                                  -------------------------------------
                                  Name:  Paula M. DiPonzio
                                  Title:   Vice President


                               THE BANK OF NOVA SCOTIA,

                                by
                                     /s/   Frank F. Sandler
                                  ----------------------------------------
                                  Name:  Frank F. Sandler
                                  Title:   Relationship Manager

                               COOPERATIEVE CENTRALE RAIFFEISEN-
                               BOERENLEENBANK B. A., "RABOBANK
                               NEDERLAND", NEW YORK BRANCH,

                                by
                                     /s/   Betty H. Mills
                                  -----------------------------------------
                                  Name:  Betty H. Mills
                                  Title:   Vice President

                                by
                                     /s/   Ian Reece
                                  -------------------------------------------
                                  Name:  Ian Reece
                                  Title:   Vice President & Manager


                               FIRST UNION NATIONAL BANK OF FLORIDA,

                                by
                                     /s/   Ralph L. Kelly
                                  ---------------------------------------
                                  Name:  Ralph L. Kelly
                                  Title:   Vice President


KREDIETBANK N.V.,              KREDIETBANK N.V.,

by                              by
    /s/ Robert Snauffer              /s/   Tod R. Angus
  ------------------------         ----------------------------------
  Name:  Robert Snauffer           Name:  Tod R. Angus
  Title:   Vice President          Title:   Vice President

                               PNC BANK, KENTUCKY, INC.,

                                by
                                     /s/   Mark Wheeler
                                  ---------------------------------------
                                  Name:  Mark Wheeler
                                  Title:   Senior Vice President


                               THE SUMITOMO BANK, LIMITED, ATLANTA
                                AGENCY,

                                by
                                     /s/   Hiroyuki Ueda
                                  ---------------------------------------
                                  Name:  Hiroyuki Ueda
                                  Title:   Joint General Manager

                               SUNTRUST BANK, TAMPA BAY,

                                by
                                     /s/   Brigitta A. Lawton
                                  --------------------------------------
                                  Name:  Brigitta A. Lawton
                                  Title:   Vice President


                               THE TOKAI BANK, LIMITED, ATLANTA AGENCY,

                                by
                                     /s/   Nobuo Minamikawa
                                  ----------------------------------
                                  Name:  Nobuo Minamikawa
                                  Title:   Deputy General Manager

================================================================================
--------------------------------------------------------------------------------

                                                                      Exhibit A















                                $750,000,000

                              CREDIT AGREEMENT

                       Dated as of November 29, 1995,

                                   among

                            ECKERD CORPORATION,

                  THE LENDERS NAMED HEREIN,

                               CHEMICAL BANK

                                    and

                       NATIONSBANK OF FLORIDA, N.A.,

                 as Managing Agents and Swingline Lenders,

                               CHEMICAL BANK,

                        as Administrative Agent, and

                       NATIONSBANK OF FLORIDA, N.A.,

                          as Documentation Agent.






================================================================================
--------------------------------------------------------------------------------

                             TABLE OF CONTENTS

                                 ARTICLE I
                                                                       Page
                                                                       ----

Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . .        1

SECTION 1.01.            Defined Terms . . . . . . . . . .                1
SECTION 1.02.            Terms Generally . . . . . . . . . .             22


                                 ARTICLE II

The Credits  . . . . . . . . . . . . . . . . . . . . . . . .             22

SECTION 2.01             Commitments . . . . . . . . . . . .             22
SECTION 2.02.            Loans . . . . . . . . . . . . . . .             22
SECTION 2.03.            Notice of Borrowings  . . . . . . .             25
SECTION 2.04.            Notes; Repayment of Loans . . . . .             25
SECTION 2.05.            Fees  . . . . . . . . . . . . . . .             25
SECTION 2.06.            Interest on Loans . . . . . . . . .             26
SECTION 2.07.            Default Interest  . . . . . . . . .             27
SECTION 2.08.            Alternate Rate of Interest  . . . .             27
SECTION 2.09.            Termination, Reduction and
                           Extension of Commitments  . . . .             27
SECTION 2.10.            Conversion and Continuation of
                         Term Borrowings   . . . . . . . . .             28
SECTION 2.11.            Repayment of Term Borrowings  . . .             29
SECTION 2.12.            Optional Prepayments  . . . . . . .             30
SECTION 2.13.            Mandatory Prepayments . . . . . . .             30
SECTION 2.14.            Reserve Requirements; Change in
                           Circumstances; Increased Costs  .             32
SECTION 2.15.            Change in Legality  . . . . . . . .             34
SECTION 2.16.            Indemnity . . . . . . . . . . . . .             34
SECTION 2.17.            Pro Rata Treatment  . . . . . . . .             35
SECTION 2.18.            Sharing of Setoffs  . . . . . . . .             36
SECTION 2.19.            Payments  . . . . . . . . . . . . .             36
SECTION 2.20.            Taxes . . . . . . . . . . . . . . .             37
SECTION 2.21.            Assignment of Commitments under
                           Certain Circumstances . . . . . .             40
SECTION 2.22.            Swingline Loans . . . . . . . . . .             40


                                 ARTICLE III

LETTERS OF CREDIT; BANKERS' ACCEPTANCES  . . . . . . . . . .             41

SECTION 3.01             Issuance of Letters of Credit . . .             41
SECTION 3.02             Origination of Bankers'
                           Acceptances . . . . . . . . . . .             42
SECTION 3.03.            Participations; Unconditional
                           Obligations . . . . . . . . . . .             44
SECTION 3.04.            LC/BA Fee . . . . . . . . . . . . .             44
SECTION 3.05.            Agreement To Repay LC Disbursements
                           and BA Disbursements  . . . . . .             45
SECTION 3.06.            Letter of Credit Operations . . . .             46
SECTION 3.07.            Cash Collaterization  . . . . . . .             46
SECTION 3.08.            Termination of LC/BA Commitment . .             47
SECTION 3.09.            Fronting Bank Fees  . . . . . . . .             47
SECTION 3.10.            Resignation or Removal of a
                           Fronting Bank . . . . . . . . . .             47


                                 ARTICLE IV

REPRESENTATIONS AND WARRANTIES   . . . . . . . . . . . . . .             48

SECTION 4.01             Organization; Powers  . . . . . . .             48
SECTION 4.02.            Authorization . . . . . . . . . . .             48
SECTION 4.03.            Enforceability  . . . . . . . . . .             48
SECTION 4.04.            Governmental Approvals  . . . . . .             49
SECTION 4.05.            Financial Statements  . . . . . . .             49
SECTION 4.06.            No Material Adverse Change  . . . .             49
SECTION 4.07.            Title to Properties; Possession
                           Under Leases  . . . . . . . . . .             49
SECTION 4.08.            Subsidiaries  . . . . . . . . . . .             49
SECTION 4.09.            Litigation; Compliance with Laws  .             49
SECTION 4.10.            Agreements  . . . . . . . . . . . .             50
SECTION 4.11.            Federal Reserve Regulations . . . .             50
SECTION 4.12.            Investment Company Act; Public
                           Utility Holding Company Act . . .             50
SECTION 4.13.            Use of Proceeds . . . . . . . . . .             50
SECTION 4.14.            Tax Returns . . . . . . . . . . . .             50
SECTION 4.15.            No Material Misstatements . . . . .             50
SECTION 4.16.            Employee Benefit Plans  . . . . . .             51
SECTION 4.17.            Environmental and Safety Matters  .             51
SECTION 4.18.            Solvency  . . . . . . . . . . . . .             51
SECTION 4.19.            Labor Agreements  . . . . . . . . .             52
SECTION 4.20.            Security Documents  . . . . . . . .             52
SECTION 4.21.            Labor Matters . . . . . . . . . . .             53
SECTION 4.22.            Location of Real Property; Location
                           of Leased Premises  . . . . . . .             53


                                 ARTICLE V

CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT  . .             53

SECTION 5.01.            All Credit Events . . . . . . . . .             53
SECTION 5.02.            First Borrowing . . . . . . . . . .             54


                                 ARTICLE VI

AFFIRMATIVE COVENANTS . . . . . .                                        57

                                                                       Page
                                                                       ----


SECTION 6.01.            Existence; Businesses and
                           Properties  . . . . . . . . . . .             57
SECTION 6.02.            Insurance . . . . . . . . . . . . .             57
SECTION 6.03.            Obligations and Taxes . . . . . . .             58
SECTION 6.04.            Financial Statements, Reports, etc.             58
SECTION 6.05.            Litigation and each Other Notices .             60
SECTION 6.06.            ERISA . . . . . . . . . . . . . . .             60
SECTION 6.07.            Maintaining Records; Access to
                           Properties and Inspections  . . .             61
SECTION 6.08.            Use of Proceeds . . . . . . . . . .             61
SECTION 6.09.            Fiscal Year . . . . . . . . . . . .             61
SECTION 6.10.            Further Assurances  . . . . . . . .             61
SECTION 6.11.            Material Contracts  . . . . . . . .             62
SECTION 6.12.            Compliance with Law   . . . . . . .             62


                                 ARTICLE VII

NEGATVIE COVENANTS . . . . . . . . . . . . . . . . . . . . .             64

SECTION 7.01.            Indebtedness  . . . . . . . . . . .             63
SECTION 7.02.            Liens . . . . . . . . . . . . . . .             64
SECTION 7.03.            Sale and Leaseback Transactions . .             66
SECTION 7.04.            Investments, Loans and Advances . .             66
SECTION 7.05.            Mergers, Consolidations, Sales of
                           Assets and Acquisitions . . . . .             67
SECTION 7.06.            Dividends and Distributions . . . .             68
SECTION 7.07.            Transactions with Affiliates  . . .             69
SECTION 7.08.            Business of Borrower and
                           Subsidiaries  . . . . . . . . . .             69
SECTION 7.09.            Limitations on Debt Prepayments . .             69
SECTION 7.10.            Amendment of Certain Documents  . .             70
SECTION 7.11.            Funded Debt to EBITDA . . . . . . .             71
SECTION 7.12.            Interest Coverage Ratio . . . . . .             71
SECTION 7.13.            Fixed Charge Coverage Ratio . . . .             73
SECTION 7.14.            Bank Accounts . . . . . . . . . . .             73



                                 ARTICLE VIII

EVENTS OF DEFAULT  . . . . . . . . . . . . . . . . . . . . .             72


                                 ARTICLE IX

THE ADMINISTRATIVE AGENT, THE MANAGING AGENTS AND THE
    FRONTING BANKS . . . . . . . . . . . . . . . . . . . . .             75


                                 ARTICLE X

MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . .             77

                                                                       Page
                                                                       ----

SECTION 10.01.           Notices   . . . . . . . . . . . . .             77
SECTION 10.02.           Survival of Agreement . . . . . . .             78
SECTION 10.03.           Binding Effect  . . . . . . . . . .             79
SECTION 10.04.           Successors and Assigns  . . . . . .             79
SECTION 10.05.           Expenses; Indemnity.  . . . . . . .             82
SECTION 10.06.           Right of Setoff . . . . . . . . . .             83
SECTION 10.07.           Applicable Law  . . . . . . . . . .             83
SECTION 10.08.           Waivers; Amendment  . . . . . . . .             83
SECTION 10.09.           Interest Rate Limitation  . . . . .             84
SECTION 10.10.           Entire Agreement  . . . . . . . . .             84
SECTION 10.11.           Waiver of Jury Trial  . . . . . . .             85
SECTION 10.12.           Severability  . . . . . . . . . . .             85
SECTION 10.13.           Counterparts  . . . . . . . . . . .             85
SECTION 10.14.           Headings  . . . . . . . . . . . . .             85
SECTION 10.15.           Confidentiality . . . . . . . . . .             85
SECTION 10.16.           Jurisdiction; Consent to Service
                           of Process .  . . . . . . . . . .             86


Signatures . . . . . . . . . . . . . . . . . . . . . . . . .             86


EXHIBITS
--------

Exhibit A-1         Form of Revolving Credit Note
Exhibit A-2         Form of Tranche A Term Note
Exhibit A-3         Form of Tranche B Term Note
Exhibit A-4         Form of Swingline Note
Exhibit B           Form of Assignment and Acceptance
Exhibit C           Administrative Questionnaire
Exhibit D           Form of Borrowing Base Certificate
Exhibit E           Form of Guarantee Agreement
Exhibit F           Form of Indemnity, Subrogation and
                      Contribution Agreement
Exhibit G           Form of Pledge Agreement
Exhibit H           Form of Security Agreement
Exhibit I           Form of Mortgage
Exhibit J           Form of Trademark Security Agreement
Exhibit K           Form of Bankers' Acceptance Request
Exhibit L           Form of Revolving Credit Extension Notice
Exhibit M-1         Form of Opinion of Robert Lewis, Esq.
Exhibit M-2         Form of Opinion of Skadden, Arps, Slate,
                      Meagher & Flom
Exhibit M-3         Form of Opinion of Local Counsel


SCHEDULES
---------

Schedule 1.01(a)     Existing Letters of Credit and Bankers'
                       Acceptances
Schedule 1.01(b)     Mortgaged Properties
Schedule 1.01(c)     Photolab Business Sale Locations
Schedule 2.01        Commitments and Lender Addresses

                                                                       Page
                                                                       ----
Schedule 2.06(c)     ABR Spread
Schedule 2.06(d)     LIBOR Spread
Schedule 4.08        Subsidiaries
Schedule 4.09        Litigation



Schedule 4.17        Environmental Matters
Schedule 4.19        Labor Agreements
Schedule 4.20(b)     UCC Filing Offices
Schedule 4.20(c)     Mortgage Filing Offices
Schedule 4.20(d)     Trademark Filing Offices
Schedule 4.20(e)     Location of Bank Accounts
Schedule 4.22(a)     Owned Real Property
Schedule 4.22(b)     Leased Real Property
Schedule 6.10(c)     Local Counsel Listing
Schedule 7.01        Indebtedness
Schedule 7.02(a)     Liens on Property
Schedule 7.02(n)     Subleased Properties
Schedule 7.04        Investments
Schedule 7.07        Permitted Affiliate Transactions

                                                             EXECUTION COPY





               CREDIT AGREEMENT dated as of June 14, 1993, as amended and restated as of November 29, 1995, among ECKERD CORPORATION, a Delaware corporation, as borrower (the "Borrower"); the financial institutions party hereto (the "Lenders"); CHEMICAL BANK, a New York banking corporation ("Chemical Bank"), and NATIONSBANK OF FLORIDA, N.A., a national banking association ("NationsBank"), as managing agents for the Lenders (in such capacity, each a "Managing Agent") and as swingline lenders (in such capacity, each a "Swingline Lender"); Chemical Bank, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, the Swingline Lenders and the Fronting Banks (as defined below); and NationsBank, as documentation agent (the "Documentation Agent") for the Lenders, the Swingline Lenders and the Fronting Banks.


     The Borrower has requested (a) the Lenders and the Swingline Lenders to extend credit in order to enable the Borrower, on the terms and subject to the conditions of this Agreement, to borrow (i) on a term basis, Term Loans (such term and each other capitalized term used herein but not defined herein having the meanings given to such terms in Article I) in an aggregate principal amount not to exceed $250,000,000, (ii) on a revolving basis, at any time and from time to time prior to the Revolving Credit Maturity Date, an aggregate principal amount at any time outstanding not in excess of the excess of (A) $500,000,000 over (B) the sum of (I) the aggregate principal amount of the Swingline Loans outstanding at such time and (II) the LC/BA Exposure at such time and (iii) on a revolving basis, at any time and from time to time prior to the Revolving Credit Maturity Date, Swingline Loans in an aggregate principal amount at any time outstanding not to exceed $30,000,000 and (b) on the terms and subject to the conditions of this Agreement, the Fronting Banks to issue Letters of Credit and originate Bankers' Acceptances in an aggregate face amount at any time outstanding not in excess of $155,000,000.

     On the Restatement Date, (a) (i) Term Borrowings and (ii) Revolving
Credit Borrowings not in excess of $[          ] shall be used solely to
continue or convert all outstanding term loans and (b) the proceeds of any additional Revolving Credit Borrowings shall be used solely to continue or convert all outstanding revolving loans.

     The proceeds of Revolving Credit Borrowings following the Restatement Date will be used for the general corporate purposes of the Borrower and the Subsidiaries. The proceeds of the Swingline Loans will also be used for the general corporate purposes of the Borrower and the Subsidiaries. Letters of Credit and Bankers' Acceptances will be used to support obligations of the Borrower and the Subsidiaries incurred in the ordinary course of business of the Borrower and the Subsidiaries.

     Accordingly, the Borrower, the Lenders, the Managing Agents, the Administrative Agent, the Primary Fronting Bank, the Documentation Agent and the Swingline Lenders agree as follows:


                                 ARTICLE I

                                Definitions

     SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

     "ABR Borrowing" shall mean a Borrowing comprised of ABR Loans.

     "ABR Loan" shall mean any ABR Term Loan or ABR Revolving Loan.

     "ABR Revolving Loan" shall mean any Revolving Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

     "ABR Term Loan" shall mean any Term Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

     "Acquired Entity" shall mean, with respect to any Acquisition, (a) the Person to be purchased or otherwise acquired in such Acquisition or (b) the assets to be purchased, leased or otherwise acquired in such Acquisition, as applicable.

     "Acquisition" shall mean (a) any purchase or other acquisition, in one transaction or a series of related transactions, of all the common stock of any Person or (b) any purchase, lease or other acquisition, in one transaction or a series of related transactions, of all or part of the assets of any Person; provided, however, that the term "Acquisition" shall not include the purchase or acquisition of, or any expenditure towards the purchase or acquisition of, (i) inventory acquired in the ordinary course of business for resale to customers or (ii) (A) prescription files so long as the aggregate amount expended in any fiscal year to acquire prescription files does not exceed $5,000,000, (B) inventory acquired for resale to customers or (C) Capital Expenditures unless, in the case of clause (ii), such purchase, acquisition or expenditure is made in connection with the acquisition of (x) all the common stock of any on-going business, (y) all or substantially all the assets of any on-going business or (z) all or substantially all the assets of one or more drugstores.

     "Acquisition-Related Sale" shall mean the sale, transfer or other disposition by the Borrower or any of its Subsidiaries, not in the ordinary course of business, of inventory, equipment, vehicles or other assets or properties (a) acquired in an Acquisition consummated not earlier than six months prior to such sale, transfer or other disposition and (b) the reason for the liquidation of which is that such assets are not reasonably necessary for, or related to, the business conducted by the Borrower.

     "Adjusted LIBO Rate" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the product of (a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves. For purposes hereof, the term "LIBO Rate" shall mean the average of the respective rates per annum at which dollar deposits approximately equal in principal amount to each Reference Lender's portion of such Eur-odollar Borrowing and for a maturity comparable to such Interest Period are offered to the principal London office of such Reference Lender in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

     "Administrative Fees" shall have the meaning assigned to such term in
Section 2.05(b).

     "Administrative Questionnaire" shall mean an Administrative
Questionnaire in the form of Exhibit C.

     "Affiliate" shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified.

     "Alternate Base Rate" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof, the term "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced as being effective. The term "Base CD Rate" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) Statutory Reserves and (b) the Assessment Rate. The term "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day) or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Administrative Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Base CD Rate or the Federal Funds Effective Rate or both for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c), or both, of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

     "Applicable Percentage" of any Participating Lender shall mean the percentage of the aggregate Revolving Credit Commitments represented by such Participating Lender's Revolving Credit Commitment.

     "Applicable Rate Percentage" shall mean on any date, with respect to the Commitment Fee or LIBOR Spread, as the case may be, the lowest applicable percentage set forth in the table below based upon the Interest Coverage Ratio for the four-fiscal-quarter period ending on the last day of the immediately preceding fiscal quarter for which the certificate referred to in the next succeeding paragraph has been received by the Administrative Agent, as set forth in the following table; provided, however, that the Applicable Rate Percentages in respect of the Commitment Fee and the LIBOR Spread for the period from and including the Restatement Date to but excluding the date of receipt by the Lenders of the Borrower's financial statements for the fiscal quarter ending November 2, 1996, shall not be less than the Applicable Rate Percentages specified for Level II in the table below:

                        COMMITMENT FEE/LIBOR SPREAD
                          (Basis Points Per Annum)


    Interest Coverage Ratio         Commitment Fee           LIBOR Spread
    -----------------------         --------------           ------------
--------------------------------------------------------------------------------
 Level I
 -------
 Less than 3.50:1                      31.25                    75.00
--------------------------------------------------------------------------------
 Level II
 --------
 Less than 4.50:1 but
 greater than  or equal to 3.50:1      25.00                    62.50
--------------------------------------------------------------------------------
 Level III
 ---------
 Greater than or equal to 4.50:1       18.75                    50.00
================================================================================

     For purposes of the foregoing, (a) any change in the Applicable Rate Percentages based on the Interest Coverage Ratio shall be effective for all purposes on and after the date of receipt by the Administrative Agent of the certificate described in Section 6.04(c) for the most recently ended fiscal quarter and (b) notwithstanding the foregoing provision of clause (a), no reduction in the above Applicable Rate Percentages shall be effective if any Event of Default or Default shall exist and be continuing. Any change in the LIBOR Spread due to a change in the applicable Level shall apply to all Eurodollar Loans made on or after the commencement of the period commencing on the effective date of such change in applicable Level and ending on the date immediately preceding the effective date of the next such change in applicable Level.

     Notwithstanding the foregoing, (a) at any time during which the Borrower has failed to deliver the certificate described in Section 6.04(c) in accordance with the provisions thereof, (i) the LIBOR Spread shall be deemed to be that of Level I with respect to Eurodollar Loans made on and after the date on which the failure to deliver such certificate occurred until such date as the Administrative Agent shall receive such certificate in accordance with the provisions of Section 6.04(c), which change in the LIBOR Spread shall become effective with respect to Eurodollar Loans made on and after the date on which such certificate was received, and (ii) the Commitment Fee shall be deemed to be that of Level I until such time as the Administrative Agent shall receive such certificate in accordance with the provisions of Section 6.04(c) and (b) if at any time from and after the date of receipt by the Administrative Agent of the certificate described in
Section 6.04(c) for the fiscal quarter ended November 2, 1996, (i) no Default or Event of Default has occurred and is continuing, (ii) the Interest Coverage Ratio is greater than or equal to 4.50:1 and (iii) the Facilities are rated both (A) Baa3 or better in the case of Moody's and
(B) BBB- or better in the case of S&P, the LIBOR Spread shall be 37.50 basis points per annum.

     "Assessment Rate" shall mean for any date the annual rate (rounded upwards, if necessary, to the next 1/100 of 1%) most recently estimated by the Administrative Agent as the then-current net annual assessment rate that will be employed in determining amounts payable by the Administrative Agent to the Federal Deposit Insurance Corporation (or any successor) for insurance by such Corporation (or such successor) of time deposits made in dollars at the Administrative Agent's domestic offices.

     "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent, in the form of Exhibit B or such other form as shall be approved by the Administrative Agent.

     "BA Disbursement" shall mean, with respect to any Bankers' Acceptance, any payment of the face amount of such Bankers' Acceptance made by the Primary Fronting Bank to the holder thereof upon the maturity thereof.

     "BA Discount Rate" shall mean, with respect to any Bankers' Acceptance, the current quoted discount rate for bankers' acceptances of the Primary Fronting Bank on the date of the origination of such Bankers' Acceptance for bankers' acceptances in an amount substantially equal to the face amount of such Bankers' Acceptance and having the same maturity as such Bankers' Acceptance.

     "BA Documents" shall mean, with respect to any Bankers' Acceptance, such documents and agreements as the Primary Fronting Bank may reasonably require in connection with the creation of such Bankers' Acceptance.

     "BA Exposure" shall mean, at any time, the sum of (a) the maximum aggregate amount that is, or at any time thereafter may become, payable by the Primary Fronting Bank under all Bankers' Acceptances then outstanding and (b) the aggregate amount of BA Disbursements for which the Primary Fronting Bank or the Lenders, as the case may be, have not been reimbursed by the Borrower at such time.

     "Bankers' Acceptance" shall mean a bill of exchange or draft denominated in dollars (a) drawn (i) in the case of a Clean Bankers' Acceptance, by the Borrower, (ii) in the case of a Trade Banker's Acceptance, in the name of the beneficiary of the related Trade Letter of Credit and (iii) in each case, in the ordinary course of the Borrower's business and accepted by the Primary Fronting Bank on the Primary Fronting Bank's form of draft in effect from time to time, (b) in the case of a Clean Bankers' Acceptance, for a face amount of $1,000,000 or any integral multiple of $250,000 in excess thereof and (c) for a term (i) in the case of a Clean Bankers' Acceptance, of not less than 30 days or more than 120 days and (ii) in the case of a Trade Bankers' Acceptance, of not less than 20 or more than 120 days.

     "Bankers' Acceptance Request" shall mean a request made pursuant to
Section 3.02 in the form of Exhibit K.

     "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

     "Borrowing" shall mean a group of Loans of a single Type made by the Lenders on a single date and as to which a single Interest Period is in effect.

     "Business Day" shall mean any day (other than a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in New York City; provided, however, that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

     "Capital Expenditures" shall mean, for any period, the sum of all amounts that would, in accordance with GAAP, be included as additions to property, plant and equipment and other capital expenditures on a con-solidated statement of cash flows for the Borrower and the Subsidiaries during such period (including the amount of assets leased under any Capital Lease Obligation). Notwithstanding the foregoing, the term "Capital Expenditures" shall not include capital expenditures in respect of the reinvestment of insurance proceeds and condemnation proceeds received by the Borrower or any Subsidiary in connection with the disposition of the Borrower's or such Subsidiary's assets or properties in the nature of a casualty or condemnation, if (as contemplated in the definition of the term "Prepayment Event") such reinvestment (including, in the case of insurance proceeds, reinvestment in the form of restoration or replacement of damaged property) shall have resulted in the event giving rise to the receipt of such amounts not being considered a "Prepayment Event" as contemplated in the definition of such term.

     "Capital Lease Obligations" of any person shall mean the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

     A "Change in Control" shall be deemed to have occurred if (a) any Person or group (within the meaning of Rule 13d-5 of the Securities and Exchange Commission as in effect on the date hereof) other than Merrill Lynch Capital Partners, Inc., a Delaware corporation, and its Affiliates shall own directly or indirectly, beneficially or of record, shares representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower;
(b) a change in the membership of the board of directors of the Borrower shall occur at any time during any twelve-month period such that, following such change, at least 30% of the members of the board of directors were not members of the board of directors at the beginning of such twelve-month period (but only if the election of such new members of the board of directors was not approved by a majority of the directors who were either sitting at the beginning of such twelve-month period or elected to the board of directors during such twelve-month period with the approval of a majority of the directors who were sitting at the beginning of such twelve-month period); or (c) any Person or group other than Merrill Lynch Capital Partners, Inc. and its Affiliates shall otherwise directly or indirectly Control the Borrower.

     "Change in Liquidity From Receivables Programs" shall mean, for any period, the net change from the first day of such period to the last day of such period in accounts receivable of the Borrower resulting from the sale of such accounts receivable by the Borrower and receipt by the Borrower of the cash proceeds of such sale pursuant to Permitted Receivables Purchase Agreements, calculated in accordance with GAAP applied on a basis consistent with the Borrower's audited consolidated financial statements for the fiscal year ended January 28, 1995.

     "Clean Bankers' Acceptance" shall mean (a) each Bankers' Acceptance that is not a Trade Bankers' Acceptance and (b) each Existing Clean Bankers' Acceptance; each Clean Bankers' Acceptance (other than an Existing Clean Bankers' Acceptance) shall be originated by the Primary Fronting Bank in accordance with Section 3.02(c).

     "Code" shall mean the Internal Revenue Code of 1986, or any successor statute thereto, as the same may be amended from time to time.

     "Collateral" shall mean all the "Collateral" as defined in any Security Document and shall also include the Lockbox Collateral and the Mortgaged Properties.

     "Collateral Agent" shall mean Chemical Bank, as Collateral Agent under the Security Documents, the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement.

     "Commitment" shall mean, with respect to each Lender, such Lender's Term Loan Commitment and Revolving Credit Commitment.

     "Commitment Fee" shall have the meaning assigned to such term in
Section 2.05(a).

     "Common Stock" shall mean the Voting Common Stock and the Non-Voting Common Stock.

     "Confidential Information Memorandum" shall mean the Confidential Information Memorandum of the Borrower dated October 1995.

     "Consideration" shall mean, with respect to any Acquisition, the aggregate consideration to be paid by the Borrower or any Subsidiary in connection with such Acquisition, including (a) any Indebtedness assumed or incurred by the Borrower or any Subsidiary in connection with such Acquisition and (b) any shares of the Borrower's capital stock or other equity securities, or any obligations convertible into or exchangeable for (or giving any Person a right, option or warrant to acquire) such securities or such convertible or exchangeable obligations, in each case issued by the Borrower in connection with such Acquisition.

     "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms "Controlling" and "Controlled" shall have meanings correlative thereto.

     "Credit Event" shall have the meaning assigned to such term in
Article V.

     "Default" shall mean any event or condition that upon notice, lapse of time or both would constitute an Event of Default.

     "Default Rate" shall have the meaning assigned to such term in
Section 2.07.

     "dollars" or "$" shall mean lawful money of the United States.

     "EBITDA" with respect to any Person for any period shall mean (a) the sum of (i) Net Income of such Person for such period, (ii) all Federal, state, local and foreign taxes deducted in determining such Net Income,
(iii) interest expense deducted in determining such Net Income and
(iv) depreciation, amortization and other noncash charges deducted in determining such Net Income, less (b) any noncash income included in determining such Net Income.

     "Equipment Agency Arrangements" shall mean arrangements between the Borrower and one or more equipment lessors (the "Equipment Lessors") pursuant to which (a) the Borrower, acting as the Equipment Lessor's agent or otherwise, orders and/or pays for equipment to be used in the Borrower's business, (b) the Equipment Lessor reimburses the Borrower for any such payment and (c) the Equipment Lessor leases such equipment to the Borrower.

     "Equipment Lessor" shall have the meaning assigned to such term in the definition of the term "Equipment Agency Arrangements".

     "Equity Issuance" shall mean any issuance or sale by the Borrower of any shares of its capital stock or other equity securities, or any obligations convertible into or exchangeable for (or giving any Person a right, option or warrant to acquire) such securities or such convertible or exchangeable obligations, other than (a) sales or issuances of Common Stock to management or key employees of the Borrower or any of its Subsidiaries under any employee stock option or stock purchase plan or any employee or executive bonus plan in existence from time to time, not to exceed in the aggregate $10,000,000 in any fiscal year or (b) issuances or sales of any securities by any Subsidiary to a Subsidiary that is a Guarantor or to the Borrower or by the Borrower to any Subsidiary that is a Guarantor.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, or any successor statute, as the same may be amended from time to time.

     "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that is a member of a group of which the Borrower is a member and which is treated as a single employer under Section 414 of the Code.

     "Eurodollar Borrowing" shall mean a Borrowing comprised of Eurodollar
Loans.

     "Eurodollar Loan" shall mean any Eurodollar Term Loan or Eurodollar Revolving Loan.

     "Eurodollar Revolving Loan" shall mean any Revolving Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate in accordance with the provisions of Article II.

     "Eurodollar Term Loan" shall mean any Term Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate in accordance with the provisions of Article II.

     "Event of Default" shall have the meaning assigned to such term in
Article VIII.

     "Existing Clean Bankers' Acceptance" shall mean each bill of exchange or draft denominated in dollars that (a) was drawn by the Borrower in the ordinary course of the Borrower's business, (b) was accepted by NationsBank, (c) is outstanding on the Restatement Date and (d) is listed in part I of Schedule 1.01(a).

     "Existing Standby Letter of Credit" shall mean each standby letter of credit that (a) was issued by NationsBank for the account of the Borrower,
(b) is outstanding on the Restatement Date and (c) is listed in part II of
Schedule 1.01(a).

     "Existing Trade Bankers' Acceptance" shall mean each bill of exchange or draft denominated in dollars that (a) was drawn by the beneficiary of a related commercial documentary letter of credit in the ordinary course of the Borrower's business, (b) was accepted by NationsBank, (c) is outstanding on the Restatement Date and (d) is listed in part III of
Schedule 1.01(a).

     "Existing Trade Letter of Credit" shall mean each commercial documentary letter of credit that (a) was issued by NationsBank for the account of the Borrower, (b) is outstanding on the Restatement Date and
(c) is listed in part IV of Schedule 1.01(a).

     "Facilities" shall mean, collectively, the Term Facility and the Revolving Facility.

     "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

     "Fees" shall mean the Administrative Fees, the Commitment Fees, the LC/BA Fees, the fees specified in Section 2.05(c) and the fees specified in
Section 3.09.

     "Financial Officer" of any corporation shall mean the chief financial officer, principal accounting officer, Treasurer or Controller of such corporation.

     "Fixed Charge Coverage Ratio" shall mean, for any period, the ratio of
(a) EBITDA of the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP, for such period plus Lease Expense (but only to the extent of the amount of such Lease Expense that was deducted in calculating such EBITDA) for such period less Capital Expenditures for such period to (b) the sum of (i) Interest Expense for such period, (ii) cash income taxes paid by the Borrower and the Subsidiaries on a consolidated basis during such period, (iii) Lease Expense for such period, (iv) the Term Loan Repayment Amounts scheduled to be paid during such period and (v) scheduled payments during such period of the principal of permitted Indebtedness of the Borrower and the Subsidiaries other than the Loans.

     "Fronting Banks" shall mean (a) with respect to Letters of Credit (other than IRB Letters of Credit) and Bankers' Acceptances, the Primary Fronting Bank, and (b) with respect to IRB Letters of Credit, the IRB Fronting Bank.

     "Funded Debt" shall mean all Indebtedness of the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP, excluding Indebtedness described in clause (i) of the definition of such term.

     "Funded Debt to EBITDA Ratio" shall mean, with respect to any fiscal period, the ratio of (a) Funded Debt on the last day of such period to
(b) EBITDA of the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP, for such period.

     "Funding I Lease" shall mean (a) the sale and master operating leaseback of 72 store premises pursuant to the Lease Agreement dated as of January 15, 1987, as amended to the date hereof, among JEC Funding, Inc., as lessor, and the Borrower as lessee, and (b) the documents related thereto.

     "Funding II Lease" shall mean (a) the capital lease of store premises pursuant to the Lease Agreement dated as of March 31, 1989, among JEC Facilities Funding II, Inc., as lessor, and the Borrower, as lessee, and
(b) the documents related thereto.

     "GAAP" shall mean generally accepted accounting principles in the United States.

     "Governmental Authority" shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

     "Guarantee" of or by any Person shall mean any obligation, contingent or otherwise (whether or not denominated as a guarantee), of such person guaranteeing any Indebtedness of any other person (the

"primary obligor") in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (c) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

     "Guarantee Agreement" shall mean the Guarantee Agreement dated as of June 14, 1993, as amended and restated as of August 3, 1994, and as such agreement may be further amended or modified from time to time, among the Guarantors and the Collateral Agent.

     "Guarantor" shall mean each Subsidiary that shall be one of the initial parties to the Guarantee Agreement and any other Person that shall become a Guarantor pursuant to Section 6.10 or clause (q) of Article VIII.

     "Hammond Sale" shall mean the sale, assignment, transfer or other disposition, in whatever form, by the Borrower or any of its Subsidiaries, of their interest in the distribution facility located in Hammond, Louisiana, and the associated repayment or redemption of the industrial revenue bonds used to finance the construction of such facility.

     "IFS Sale and Leaseback" shall mean the sale and leaseback transaction consummated by the Borrower on June 15, 1993, whereby the Borrower sold certain photographic processing equipment to Imaging Financial Services, Inc., a Delaware corporation, and entered into a lease in respect of such equipment.

     "Inactive Subsidiary" shall mean any subsidiary of the Borrower that
(a) has assets with a total market value not in excess of $1,000 and
(b) has not conducted any business or other operations during the prior 12-month period.

     "Indebtedness" of any Person shall mean, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind other than deposits or advances in the ordinary course of business, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to assets purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued expenses arising in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed by such Person, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person,
(i) all obligations of such Person in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements and (j) all obligations of such Person as an account party to reimburse any bank or any other Person in respect of letters of credit or bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner.

     "Indemnity, Subrogation and Contribution Agreement" shall mean the Indemnity, Subrogation and Contribution Agreement dated as of June 14, 1993, as amended and restated as of August 3, 1994, and as such agreement may be further amended or modified from time to time, among the Guarantors and the Collateral Agent.

     "Institutional Investors" shall mean the Institutional Investors that purchased class A stock and cumulative redeemable preferred stock pursuant to the Investor Stock Subscription Agreements.

     "Interest Coverage Ratio" shall mean, for any period, the ratio of (a) EBITDA of the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP, for such period to (b) Interest Expense for such period.

     "Interest Expense" shall mean, for any period, the gross interest expense of the Borrower and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, excluding any fees and expenses payable or amortized during such period by the Borrower in connec-tion with the Transactions. For purposes of the foregoing, gross interest expense shall be determined after giving effect to any net payments made or received by the Borrower with respect to Rate Protection Agreements.

     "Interest Payment Date" shall mean (a) with respect to any Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part, (b) with respect to any Swingline Loan, the last day of the Interest Period applicable to such Swingline Loan and (c) with respect to any Eurodollar Borrowing with an Interest Period of more than three months' duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months' duration been applicable to such Borrowing and, in addition, the date of any refinancing or conversion of such Borrowing with or to a Borrowing of a different Type, provided that upon any conversion of an ABR Borrowing to a Eurodollar Borrowing on a day other than the last day of the Interest Period with respect to such ABR Borrowing, the Interest Payment Date for such ABR Borrowing shall be the last day of such Interest Period.

     "Interest Period" shall mean (a) as to any Eurodollar Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as the case may be, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter, as the Borrower may elect, (b) as to any ABR Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as the case may be, and ending on the earliest of
(i) the next succeeding March 31, June 30, September 30 or December 31,
(ii) the Revolving Credit Maturity Date or the Term Loan Maturity Date, as applicable, and (iii) the date such Borrowing is converted to a Borrowing of a different Type in accordance with Section 2.10 or repaid or prepaid in accordance with Section 2.11, 2.12 or 2.13, and (c) as to any Swingline Loan, the period commencing on the date such Swingline Loan is made or on the last day of the immediately preceding Interest Period applicable to such Swingline Loan, as the case may be, and ending on the earliest of
(i) the next succeeding March 31, June 30, September 30 or December 31,
(ii) the Revolving Credit Maturity Date and (iii) any date on which the Swingline Lenders require the Lenders to purchase all or any portion of such Swingline Loan pursuant to Section 2.22(c); provided, however, that, if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

     "Investor Stock Subscription Agreements" shall mean (a) the Subscription Agreement dated as of April 30, 1986, among the Borrower, the financial institutions identified therein, the Merrill Lynch Affiliate Investors and the Institutional Investors and (b) the Subscription Agreement dated as of April 30, 1986, between the Borrower and Morgan Capital Corporation, as such Subscription Agreements may from time to time be amended or modified in accordance with Section 7.10.

     "IRB Fronting Bank" shall mean any Lender designated as such by written notice to the Administrative Agent from the Borrower, which designation shall be effective upon receipt by the Managing Agents of an instrument, in form and substance satisfactory to the Managing Agents, whereby such Lender assumes the obligations of the IRB Fronting Bank hereunder.

     "IRB Letter of Credit" shall mean any Standby Letter of Credit issued by the IRB Fronting Bank in accordance with (a) Section 5.4 of the Lease Agreement dated as of November 1, 1986, between The Industrial Development Board of the City of Hammond, Inc. and the Borrower or (b) Section 5.4 of the Lease Agreement dated as of December 1, 1986, between Development Authority of Coweta County and the Borrower, and any extensions and replacements thereof, as such Standby Letter of Credit may from time to time be amended, supplemented or modified.

     "LC/BA Commitment" shall mean at any time an amount equal to the lesser of (a) $155,000,000, as the same may be reduced from time to time pursuant to Section 3.08, and (b) the Revolving Credit Commitment at such time. The LC/BA Commitment shall automatically and permanently terminate on the LC/BA Maturity Date.

     "LC/BA Exposure" shall mean, at any time of determination, the sum of
(a) the Trade LC Exposure, (b) the Standby LC Exposure and (c) the BA Exposure at such time.

     "LC/BA Fee" shall have the meaning given such term in Section 3.04.

     "LC/BA Maturity Date" shall mean the fifth Business Day prior to the Revolving Credit Maturity Date.

     "LC Disbursement" shall mean any payment or disbursement made by a Fronting Bank under or pursuant to a Letter of Credit.

     "Lease Expense" shall mean, for any period, with respect to any operating leases of the Borrower and the Subsidiaries, all amounts paid or accrued during such period under such operating leases (whether or not constituting rental expense) by the Borrower and the Subsidiaries on a consolidated basis.

     "Leasehold Mortgage" shall mean any Mortgage that is a leasehold mortgage.

     "Letter of Credit Application" shall mean a commercial or standby letter of credit application, as applicable, in the relevant Fronting Bank's customary form, as such form may be modified from time to time by such Fronting Bank.

     "Letters of Credit" shall mean Trade Letters of Credit and Standby Letters of Credit.

     "LIBOR Spread" shall have the meaning specified in the definition of the term "Applicable Rate Percentage".

     "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, assignments for security (whether collateral or otherwise), hypothecation, encumbrance, lease, sublease, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

     "Life Care" shall mean Life Care Medical Products, Inc., a Florida corporation.

     "Life Care Sale" shall mean either the sale, assignment, transfer or other disposition of the Borrower's interest in, or the liquidation, dissolution and/or winding up of, Life Care; provided, however, that no such transaction shall be deemed to constitute a "Life Care Sale" if, at any time after the Restatement Date and prior to the consummation of such transaction, the Borrower or any Subsidiary shall have transferred any assets to Life Care other than in the ordinary course of business.

     "Loan Documents" shall mean this Agreement, the Notes, the Letters of Credit, the Bankers' Acceptances, the BA Documents, the Security Documents, the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement.

     "Loans" shall mean the Revolving Loans and the Term Loans.

     "Lockbox Agreements" shall mean any lockbox agreements among the Borrower, the Collateral Agent and a Sub-Agent (as defined in each Lockbox Agreement), substantially in the form of Annex 1 to the Security Agreement.

     "Lockbox Collateral" shall have the meaning assigned to such term in each of the Lockbox Agreements.

     "Management Investors" shall mean the officers of the Borrower who purchased Class A Stock and Class B Stock pursuant to the Management Subscription Agreement.

     "Management Subscription Agreement" shall mean, collectively, (a) the Management Subscription Agreement dated as of April 30, 1986, (b) the Management Subscription Agreement dated as of June 30, 1987, and (c) the Management Subscription Agreement dated as of November 1, 1987, in each case, among the Borrower and the Management Investors and pursuant to which the Management Investors purchased Class A Stock and Class B Stock, as such agreements may from time to time be amended or modified in accordance with
Section 7.10.

     "Margin Stock" shall have the meaning given such term under Regulation U.

     "Material Adverse Effect" shall mean (a) a materially adverse effect on the business, assets, operations, prospects or condition, financial or otherwise, or the material agreements of the Borrower and the Subsidiaries, taken as a whole, (b) material impairment of the ability of the Borrower or any Subsidiary to perform any of its obligations under any Loan Document to which it is or will be a party or (c) material impairment of the rights of or benefits available to the Administrative Agent, the Fronting Banks, the Collateral Agent or the Lenders under any Loan Document.

     "Merrill Lynch Affiliate Investors" shall mean the Affiliates of Merrill Lynch & Co., Inc. on April 30, 1986, who purchased class A stock and cumulative redeemable preferred stock pursuant to the Investor Stock Subscription Agreements.

     "Mortgaged Properties" shall mean the owned real properties of the Borrower specified on Schedule 1.01(b).

     "Moody's" shall mean Moody's Investors Service, Inc.

     "Mortgages" shall mean the mortgages, deeds of trust, leasehold mortgages, assignments of leases and rents (including the Assignments of Leases and Rents), modifications and other security documents relating to the Mortgaged Properties delivered to the Collateral Agent or pursuant to the provisions of this Agreement, each (except in the case of any Leasehold Mortgage) substantially in the form of Exhibit I.

     "Multiemployer Plan" shall mean a multiemployer plan as defined in
Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code) is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

     "Net Income" with respect to any Person for any period shall mean the aggregate net income (or net deficit) of such Person and its subsidiaries determined on a consolidated basis for such period, which shall be equal to gross revenues for such Person and its subsidiaries determined on a consolidated basis during such period less the aggregate for such Person and its subsidiaries determined on a consolidated basis during such period of, without duplication, (a) cost of goods sold, (b) interest expense,
(c) operating expenses, (d) selling, general and administrative expenses,
(e) taxes, (f) depreciation, depletion and amortization of properties and
(g) any other items that are treated as expense under GAAP, all computed in accordance with GAAP; provided, however, that the term "Net Income" shall exclude (i) gains and losses from the sale of assets other than in the ordinary course of business and (ii) any write-up in the value of any asset.

     "Net Proceeds" shall mean, with respect to any Prepayment Event or any Equity Issuance, (a) the gross proceeds (including, if applicable, insur-ance proceeds, condemnation awards and payments from time to time in respect of installment obligations) received by or on behalf of the Borrower or any of its Subsidiaries in respect of such Prepayment Event or such Equity Issuance, less (b) the sum of (i) in the case of a Prepayment Event under clause (a) or (b) of the definition thereof, the amount, if any, of all taxes (other than income taxes) payable by the Borrower or any of its Subsidiaries in connection with such Prepayment Event and the Borrower's good-faith best estimate of the amount of all income taxes payable in connection with such Prepayment Event (to the extent that such amount shall have been set aside for the purpose of paying such income taxes), (ii) in the case of a Prepayment Event under clause (a) of the definition thereof, (A) the amount of any reasonable reserve established in accordance with GAAP against any liabilities associated with the assets sold or disposed of and retained by the Borrower or any of its Subsidiaries, provided that the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Proceeds of a Prepayment Event occurring on the date of such reduction, and (B) the amount applied to repay any Indebtedness (other than the Loans and the Swingline Loans) to the extent such Indebtedness is required by its terms to be repaid as a result of such Prepayment Event and (iii) reasonable and customary fees, commissions and expenses and other costs paid by the Borrower or any of its Subsidiaries in connection with such Prepayment Event or Equity Issuance (other than those payable to the Borrower or any subsidiary of the Borrower), in each case only to the extent not already deducted in arriving at the amount referred to in clause (a) above.

     "9-1/4% Senior Subordinated Note Indenture" shall mean the Senior Subordinated Note Indenture dated as of November 1, 1993, between the Borrower and State Street Bank and Trust Company of

Connecticut, National Association , as trustee, as such Senior Subordinated
Note Indenture may from time to time be amended or modified in accordance with Section 7.10.

     "9-1/4% Senior Subordinated Notes" shall mean the 9-1/4% Senior Subordinated Notes of the Borrower, as such 9-1/4% Senior Subordinated Notes may from time to time be amended or modified in accordance with
Section 7.10.

     "Non-Voting Common Stock" shall mean the Borrower's Non-Voting Common Stock (Series I), par value $.01 per share.

     "Notes" shall mean the Term Notes, the Revolving Credit Notes and the Swingline Notes.

     "Obligations" shall mean all obligations defined as "Obligations" in the Guarantee Agreement and the Security Documents.

     "Outstanding Bankers' Acceptances" shall mean at any time the Bankers' Acceptances outstanding at such time.

     "Outstanding Clean Bankers' Acceptances" shall mean at any time the Clean Bankers' Acceptances outstanding at such time.

     "Outstanding Letters of Credit" shall mean at any time the Letters of Credit outstanding at such time.

     "Outstanding Standby Letters of Credit" shall mean at any time the Standby Letters of Credit outstanding at such time.

     "Outstanding Trade Bankers' Acceptances" shall mean at any time the Trade Bankers' Acceptances outstanding at such time.

     "Outstanding Trade Letters of Credit" shall mean at any time the Trade Letters of Credit outstanding at such time.

     "Participating Lender" shall mean at any time any Lender with a Revolving Credit Commitment at such time.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

     "Perfection Certificate" shall mean the Perfection Certificate, substantially in the form of Annex 2 to the Security Agreement, prepared by the Borrower.

     "Permitted Acquisition" shall mean (a) any Acquisition by the Borrower or any of its Subsidiaries of any Acquired Entity engaged in one or more lines of business substantially similar to those in which the Borrower or any Subsidiary is principally engaged as of the Restatement Date, so long as (i) the cash Consideration to be paid by the Borrower or any Subsidiary in connection with such Acquisition does not exceed $50,000,000 and (ii) the sum of (A) the Consideration to be paid by the Borrower or any Subsidiary in connection with such Acquisition and (B) the aggregate Consideration paid by the Borrower or any Subsidiary in connection with all prior Permitted Acquisitions that were consummated in the fiscal year in which such Acquisition will occur does not exceed $100,000,000 and (b) the Acquisition of issued shares in ETB, Inc., a Texas corporation, not already owned by the Borrower or its Subsidiares, provided that the Consideration to be paid by the Borrower or any Subsidiary in connection with such Acquisition does not exceed $25,000 and (c) the Acquisition of issued shares in Life Care Medical Products, Inc. not already owned by the Borrower, provided that the cash Consideration to be paid by the Borrower in connection with such Acquisition does not exceed $20,000 and such Acquisition was made in contemplation of a subsequent Life Care Sale.

     "Permitted Investments" shall mean:

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within six months from the date of acquisition thereof by the Borrower or any Subsidiary;

          (b) without limiting the provisions of paragraph (d) below, investments in commercial paper maturing within six months from the date of acquisition thereof by the Borrower or any Subsidiary and having, at such date of acquisition, a credit rating of A1 from S&P or P1 from Moody's;

          (c) investments in certificates of deposit, bankers' acceptances and time deposits maturing within six months from the date of acquisition thereof by the Borrower or any Subsidiary issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, (i) any domestic office of either Managing Agent or
     (ii) any domestic office of any other commercial bank of recognized standing organized under the laws of the United States of America or any state thereof which is rated (or the senior debt securities of the holding company of such commercial bank are rated) in one of the three highest grades by S&P or Moody's, or another nationally recognized rating agency if neither of such two named rating agencies shall rate such bank;

          (d) investments in commercial paper maturing within six months from the date of acquisition thereof by the Borrower or any Subsidiary and issued by (i) the holding company of either Managing Agent or
     (ii) the holding company of any other commercial bank of recognized standing organized under the laws of the United States of America or any state thereof that has commercial paper rated in one of the three highest grades by S&P or Moody's, or another nationally recognized rating agency if neither of such two named rating agencies shall rate such bank;

          (e) repurchase agreements maturing within six months from the date of acquisition thereof by the Borrower or a Subsidiary with
     (i) any Lender (of Affiliate thereof), (ii) any bank or trust company referred to in paragraph (c) or (d) above or (iii) Broadway National Bank, in each case, for, and fully collateralized by a perfected security interest in, underlying securities of the type referred to in paragraph (a) above, provided that, in the case of any such repurchase agreements with Broadway National Bank, the aggregate amount of the repurchase obligations thereunder shall not at any time exceed $2,000,000.

          (f) investments in Merrill Lynch Institutional Fund, Merrill Lynch Government Fund, Merrill Lynch Treasury Fund, Merrill Lynch Institutional Tax-Exempt Fund, American Express Daily Dividends Fund and American Express Government and Agencies Fund.

          (g) other investment instruments approved in writing by the Required Lenders and offered by financial institutions that have a combined capital and surplus and undivided profits of not less than $250,000,000.

     "Permitted Receivables Purchase Agreements" shall mean, collectively,
(a) the Receivables Purchase Agreement dated as of January 26, 1995, as amended as of March 31, 1995, and as the expiration date thereof may be extended from time to time, between the Borrower and Three Rivers Funding Corporation, a Delaware corporation, providing for the transfer to Three Rivers Funding Corporation of an undivided interest in a pool of Third Party Receivables, (b) any agreement providing for the transfer by the Borrower of Third Party Receivables that is entered into with the prior written consent of the Required Lenders and (c) any other agreements providing for the transfer by the Borrower of Third Party Receivables in a transaction that the Borrower believes to be a true sale transaction (based on the opinion of Borrower's counsel), on terms determined by the Borrower in good faith to be no less favorable to the Borrower and the Lenders than the receivables purchase agreement described in clause (a) above, in each case if and to the extent permitted by Section 7.05(e).

     "Person" shall mean any natural person, corporation, business trust, joint venture, association, company, partnership or government, or any agency or political subdivision thereof.

     "Photolab Business Sale" shall mean the sale, assignment, transfer, lease, sub-lease or any other disposition, in any form whatsoever, of the Borrower's main photographic film processing business and related assets (including the equipment leased pursuant to the IFS Sale and Leaseback) as set forth on Schedule 1.01(c).

     "Plan" shall mean any pension plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code that is maintained for employees of the Borrower or any ERISA Affiliate.

     "Pledge Agreement" shall mean the Pledge Agreement dated as of June 14, 1993, as amended and restated as of August 3, 1994, and as such agreement may be further amended or modified from time to time, among the Borrower, the Guarantors and the Collateral Agent.

     "Prepayment Account" shall have the meaning assigned to such term in
Section 2.13(f).

     "Prepayment Event" shall mean (a) any sale, transfer or other disposition of any business units, assets or other properties of the Borrower or any of its Subsidiaries (including dispositions in the nature of casualties (to the extent covered by insurance) or condemnations),
(b) any sale and leaseback of any asset or the mortgaging of any real property other than pursuant to a Mortgage (or a modification thereof) by the Borrower or any of its Subsidiaries or (c) the issuance or incurrence by the Borrower or any of its Subsidiaries of any Indebtedness (other than any indebtedness that the Borrower or any Subsidiary is permitted to incur pursuant to Section 7.01 (other than Section 7.01(k)), or the issuance or sale by the Borrower or any of its Subsidiaries of any debt securities or any obligations convertible into or exchangeable for, or giving any person or entity any right, option or warrant to acquire from the Borrower or any of its Subsidiaries any Indebtedness (other than any indebtedness that the Borrower or any Subsidiary is permitted to incur pursuant to Section 7.01 (other than Section 7.01(k)), or any such debt securities or any such convertible or exchangeable obligations. Notwithstanding the fore-going, the term "Prepayment Event" shall not include:

          (i) sales, transfers and other dispositions of business units, assets and other properties on commercially reasonable terms permitted pursuant to Section 7.05(a) with Net Proceeds not exceeding in the aggregate $10,000,000 in any fiscal year, provided that at any time when the Net Proceeds of any such sale, transfer and other disposi-tion, together with the aggregate Net Proceeds of all other such sales, transfers and other dispositions during the same fiscal year, shall exceed $10,000,000 in any fiscal year, a "Prepayment Event" shall be deemed to have occurred, and the resultant prepayment in connection with such Prepayment Event shall equal the amount by which the aggregate Net Proceeds of such sales, transfers and dispositions exceeds $10,000,000;

          (ii) sales of inventory, used or surplus equipment, vehicles and other assets in the ordinary course of business and Acquisition-Related Sales;


         (iii) the receipt of insurance or condemnation proceeds in respect of the loss, damage, destruction or taking of any asset of the Borrower or any such Subsidiary, provided that (A) the aggregate amount of insurance or condemnation proceeds received by the Borrower and the Subsidiaries in connection with the event that resulted in the loss, damage, destruction or taking of such asset are less than $5,000,000, (B) such proceeds are reinvested in equipment, vehicles or other assets (other than inventory that does not replace lost, damaged, destroyed or taken inventory) used in the Borrower's princi-pal lines of business within 180 days after the receipt thereof,
     (C) if such proceeds are equal to or exceed $1,000,000, the Borrower, pending such reinvestment, promptly applies such proceeds towards the payment of Swingline Loans or Revolving Loans or deposits such pro-ceeds so received and unreinvested in a cash collateral account established with the Collateral Agent for the benefit of the Secured Parties and (D) at the time such proceeds are received by the Borrower or any of its Subsidiaries, no Default or Event of Default shall have occurred and be continuing;

                        (iv) the Life Care Sale, the Hammond Sale or the Photolab Business Sale; provided, however, that to the extent that the Borrower receives Net Proceeds in cash in excess of $35,000,000 in respect of the Photolab Business Sale, a "Prepayment Event" shall be deemed to have occurred and the resultant prepayment in connection with such Prepayment Event shall equal 50% of the amount by which such cash Net Proceeds exceed $35,000,000.


         (v) sales, transfers or other dispositions to Equipment Lessors of equipment purchased by the Borrower, as agent for such Equipment Lessor, pursuant to Equipment Agency Arrangements.

     "Primary Fronting Bank" shall mean NationsBank.

     "Rate Protection Agreements" shall mean interest rate cap agreements, interest rate swap agreements and other agreements or arrangements entered into by the Borrower to provide protection to the Borrower against fluctuations in interest rates.

     "Receivables Subsidiary" means any bankruptcy-remote subsidiary of the Borrower created for the purpose of purchasing accounts receivable from the Borrower and the Subsidiaries pursuant to a Permitted Receivables Purchase Agreement.

     "Reference Lenders" shall mean the principal London offices of the Managing Agents and, as long as it is a Lender, Union Bank of Switzerland.

     "Register" shall have the meaning given such term in Section 10.04(d).

     "Regulation G" shall mean Regulation G of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "Regulation U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "Regulation X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "Reportable Event" shall mean any reportable event as defined in
Section 4043(b) of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of
Section 414 of the Code).

     "Required Lenders" shall mean, at any time, Lenders holding Loans, a share of the used LC/BA Commitments and unused Commitments representing greater than 50% of the sum of (a) the aggregate principal amount of the Loans at such time, (b) the LC/BA Exposure at such time and (c) the aggregate unused Commitments at such time.

     "Responsible Officer" of any corporation shall mean any executive officer or Financial Officer of such corporation and any other officer or similar official thereof responsible for the administration of the obliga-tions of such corporation in respect of this Agreement.

     "Restatement Date" shall mean the date of the execution of this Agreement.

     "Revolving Credit Borrowing" shall mean a Borrowing comprised of Revolving Loans.

     "Revolving Credit Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Revolving Loans hereunder as set forth in clause (b) of Section 2.01, as the same may be reduced from time to time pursuant to Section 2.09.

     "Revolving Credit Maturity Date" shall mean November 29, 2000.

     "Revolving Credit Note" shall mean a promissory note of the Borrower, substantially in the form of Exhibit A-1, evidencing Revolving Loans.

     "Revolving Credit Utilization" shall mean, at any time of determination, the sum of (a) the aggregate principal amount of Revolving Loans outstanding at such time, (b) the aggregate principal amount of Swingline Loans outstanding at such time and (c) the LC/BA Exposure at such time.

     "Revolving Facility" shall mean the aggregate of the Lenders' Revolving Credit Commitments.

     "Revolving Loans" shall mean the revolving loans made by the Lenders to the Borrower pursuant to clause (b) of Section 2.01. Each Revolving Loan shall be a Eurodollar Revolving Loan or an ABR Revolving Loan.

     "Secured Parties" shall have the meaning assigned to such term in the Security Agreement.

     "Security Agreement" shall mean the Security Agreement dated as of June 14, 1993, as amended and restated as of August 3, 1994, and as such agreement may be further amended or modified from time to time, among the Borrower, the Guarantors and the Collateral Agent.

     "Security Documents" shall mean the Mortgages (including the Assignment of Leases and Rents (as defined in each Mortgage) and any lease-hold mortgage), the Security Agreement, the Pledge Agreement, the Lockbox Agreements, the Trademark Security Agreement and each of the security agreements, mortgages and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 6.10.

     "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

     "Standby LC Exposure" shall mean, at any time of determination, the sum of (a) the aggregate undrawn amount of all Standby Letters of Credit outstanding at such time and (b) the aggregate amount that has been drawn under any Standby Letters of Credit but for which the Fronting Banks or the Lenders, as the case may be, have not been reimbursed by the Borrower at such time.

     "Standby Letter of Credit" shall mean (a) each irrevocable letter of credit issued pursuant to Section 3.01(a) under which a Fronting Bank agrees to make payments for the account of the Borrower, on behalf of the Borrower, in respect of obligations of the Borrower incurred pursuant to contracts made or performances undertaken or to be undertaken or like matters relating to contracts to which the Borrower is or proposes to become a party in the ordinary course of the Borrower's business and
(b) each Existing Standby Letter of Credit.

     "Statutory Reserves" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum applicable reserve per-centages, including any marginal, special, emergency or supplemental reserves (expressed as a decimal) established by the Board and any other banking authority to which the Administrative Agent is subject (a) with respect to the Base CD Rate (as such term is used in the definition of the term "Alternate Base Rate") for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months and (b) with respect to the Adjusted LIBO Rate, for Eurocurrency Liabilities (as defined in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to Regulation D of the Board. Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

     "Stockholders' Agreement" shall mean the Stockholders' Agreement dated as of April 30, 1986, among the Borrower, the Management Investors, the Institutional Investors and the Merrill Lynch Affiliate Investors, as such Stockholders' Agreement may be amended or modified from time to time in accordance with Section 7.10.

     "Subordinated Indebtedness" shall mean, collectively, the 9-1/4% Senior Subordinated Notes and any Indebtedness incurred pursuant to Section 7.01(j) or 7.01(k).

     "subsidiary" shall mean, with respect to any Person (herein referred to as the "parent"), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests repre-senting more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held or (b) that is, at the time any determination is made, otherwise Controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

     "Subsidiary" shall mean any subsidiary of the Borrower other than an Inactive Subsidiary.

     "Swingline Commitment Percentage" shall mean (a) in the case of Chemical Bank in its capacity as a Swingline Lender, 50% and (b) in the case of NationsBank in its capacity as a Swingline Lender, 50%.

     "Swingline Loans" shall mean the swingline loans made by the Swingline Lenders pursuant to Section 2.22.

     "Swingline Note" shall mean a promissory note of the Borrower, substantially in the form of Exhibit A-3, evidencing the Swingline Loans.

     "Term Borrowing" shall mean a Borrowing comprised of Term Loans.

     "Term Facility" shall mean the aggregate amount of the Lenders' Term Loan Commitments.

     "Term Loan Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Term Loans hereunder as set forth in clause (a) of Section 2.01, as the same may be reduced from time to time pursuant to Section 2.09.

     "Term Loan Maturity Date" shall mean November 29, 2000.

     "Term Loan Repayment Amounts" shall have the meaning set forth in
Section 2.11(a)(i).

     "Term Loan Repayment Date" shall have the meaning set forth in
Section 2.11(a)(i).

     "Term Loans" shall mean the term loans made by the Lenders to the Borrower pursuant to clause (a) of Section 2.01. Each Term Loan shall be either a Eurodollar Term Loan or an ABR Term Loan.

     "Term Note" shall mean a promissory note of the Borrower substantially in the form of Exhibit A-2, evidencing Term Loans.

     "Third Party Receivables" shall mean the Accounts (as defined in the Security Agreement) owing to the Borrower arising from the sale by the Borrower of goods or services in the ordinary course of the pharmaceutical business of the Borrower and with respect to which the obligor is a Person other than the Person to whom such goods or services were sold.

     "Trade BA Exposure" shall mean, at any time, the sum of (a) the maximum aggregate amount that is, or at any time thereafter may become, payable by the Fronting Bank under all Trade Bankers' Acceptances then outstanding and (b) the aggregate amount of BA Disbursements in respect of Trade Bankers' Acceptances for which the Primary Fronting Bank or the Lenders, as the case may be, have not been reimbursed by the Borrower at such time.

     "Trade Bankers' Acceptance" shall mean (a) a Bankers' Acceptance originated by the Primary Fronting Bank upon the presentation to the Primary Fronting Bank of a time draft for payment under a Trade Letter of Credit by a beneficiary thereof and (b) each Existing Trade Bankers' Acceptance; each origination of a Trade Bankers' Acceptance (other than an Existing Trade Bankers' Acceptance) shall be in accordance with
Section 3.02(e).

     "Trade LC Exposure" shall mean, at any time of determination, the sum of (a) the aggregate undrawn amount of all Trade Letters of Credit outstanding at such time and (b) the aggregate amount that has been drawn under any Trade Letters of Credit but for which the Primary Fronting Bank or the Lenders, as the case may be, have not been reimbursed by the Borrower at such time.

     "Trade Letter of Credit" shall mean (a) each commercial documentary letter of credit issued by the Primary Fronting Bank for the account of the Borrower pursuant to Section 3.01(a) for the purchase of goods in the ordinary course of business and (b) each Existing Trade Letter of Credit.

     "Trademark Security Agreement" shall mean the Trademark Security Agreement dated as of June 14, 1993, as amended and restated as of August 3, 1994, and as such agreement may be further amended or modified from time to time, among the Borrower, the Guarantors and the Collateral Agent.

     "Transactions" shall have the meaning assigned to such term in
Section 4.02.

     "Type", when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term "Rate" shall include the Adjusted LIBO Rate and the Alternate Base Rate.

     "Voting Common Stock" shall mean the Borrowers' Common Stock, par value $.01 per share.

     "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     SECTION 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed to be references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made and all financial statements required to be delivered here-under shall be prepared in accordance with GAAP as in effect from time to time, applied on a basis consistent with the application used in the financial statements referred to in Section 4.05; provided, however, that, for purposes of determining compliance with any covenant set forth in
Article VII, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP as in effect on the date of this Agreement applied on a basis consistent with the application used in the financial statements referred to in Section 4.05.


                                 ARTICLE II

                                The Credits

     SECTION 2.01. Commitments. On the terms and subject to the conditions and relying upon the representations and warranties herein set forth:

     (a) each Lender having a Term Loan Commitment agrees severally and not jointly that it has made Term Loans to the Borrower in the aggregate principal amount of its Term Loan Commitment, in each case as set forth opposite such Lender's name on Schedule 2.01, and

     (b) each Lender having a Revolving Credit Commitment agrees severally and not jointly to make Revolving Loans to the Borrower, at any time and from time to time on or after the Restatement Date and prior to the earlier of the Revolving Credit Maturity Date and the termination of the Revolving Credit Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding not to exceed (after giving effect to all Revolving Credit Loans repaid, and all reimbursements of LC Disbursements and BA Disbursements made, concurrently with the making of any Revolving Credit Loans) an amount equal to the difference between
(i) the Revolving Credit Commitment set forth opposite such Lender's name on Schedule 2.01, as the same may be reduced from time to time pursuant to
Section 2.09, and (ii) such Lender's Applicable Percentage of the sum of
(A) the aggregate principal amount of Swingline Loans outstanding at such time and (B) the LC/BA Exposure at such time. Within the limits set forth in the preceding sentence, the Borrower may borrow, pay or prepay and reborrow Revolving Loans on or after the Restatement Date and prior to the Revolving Credit Maturity Date, on the terms and subject to the conditions and limitations set forth herein. Amounts paid or prepaid in respect of Term Loans may not be reborrowed.

     SECTION 2.02. Loans. (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Term Loan Commitments or Revolving Credit Commit-ments, as the case may be; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Each Revolving Credit Borrowing shall be in an aggregate principal amount that is an integral multiple of $1,000,000 and not less than $5,000,000 (or an aggregate principal amount equal to the remaining balance of the Revolving Credit Commitments).

     (b) Each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans, as the Borrower may request pursuant to Section 2.03. Each Lender may at its option fulfill its Commitment with respect to any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan, provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement and the applicable Note. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Borrower shall not be entitled to request any Borrowing that, if made, would result in an aggregate of more than six separate Eurodollar Loans of any Lender being outstanding hereunder at any one time. For purposes of the foregoing, Loans having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Loans.

     (c) Subject to paragraph (e) below, each Lender shall make a Loan in the amount of its pro rata portion, as determined under Section 2.17, of each Borrowing hereunder on the proposed date thereof by wire transfer of immediately available funds to the Administrative Agent in New York, New York, not later than 12:00 noon, New York City time, and the Administrative Agent shall by 3:00 p.m., New York City time, credit the amounts so received to the general deposit account of the Borrower or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders. Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with this paragraph (c) and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Effective Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement.

     (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request any Revolving Credit Borrowing if the Interest Period requested with respect thereto would end after the Revolving Credit Maturity Date.

     (e) The Borrower may refinance all or any part of any Revolving Credit Borrowing with a Revolving Credit Borrowing of the same or a different Type, subject to the conditions and limitations set forth in this Agree-ment. Any Revolving Credit Borrowing or part thereof so refinanced shall be deemed to be repaid or prepaid in accordance with Section 2.04 or 2.12, as applicable, with the proceeds of a new Revolving Credit Borrowing, and the proceeds of the new Revolving Credit Borrowing, to the extent they do not exceed the principal amount of the Revolving Credit Borrowing being refinanced, shall not be paid by the Lenders to the Administrative Agent or by the Administrative Agent to the Borrower pursuant to paragraph (c) above.

     (f) If a Fronting Bank has not received from the Borrower the payment required by Section 3.05(a) within two hours after the Borrower shall have received notice from such Fronting Bank that payment of a draft presented under any Letter of Credit will be made or, if the Borrower shall have received such notice later than 10:00 a.m., New York City time, on any Business Day, not later than 10:00 a.m., New York City time, on the immediately following Business Day, as provided in Section 3.05(a), such Fronting Bank will promptly notify the Administrative Agent of the LC Disbursement and the Administrative Agent will promptly notify each Participating Lender of such LC Disbursement and its Applicable Percentage thereof. Each Participating Lender will pay to the Administrative Agent not later than 4:00 p.m., New York City time, on such date (or, if the Participating Lenders shall have received such notice later than 2:00 p.m., New York City time, on such date, not later than 10:00 a.m., New York City time, on the immediately following Business Day) an amount equal to such Participating Lender's Applicable Percentage of such LC Disbursement (it being understood that such amount shall constitute an ABR Revolving Loan of such Participating Lender), and the Administrative Agent will promptly pay such amount to such Fronting Bank. The Administrative Agent will promptly remit to each Participating Lender its Applicable Percentage of any amounts subsequently received by the Administrative Agent from the Borrower in respect of such LC Disbursement. If any Lender shall not have made its Applicable Percentage of such LC Disbursement available to such Fronting Bank as provided above, such Lender agrees to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with this subsection to but excluding the date an amount equal to such amount is paid to the Administrative Agent for prompt payment to such Fronting Bank at, for the first such day, the Federal Funds Effective Rate, and for each day thereafter, the Alternate Base Rate.

     (g) If the Primary Fronting Bank has not received from the Borrower the payment required by Section 3.05(b) by 1:00 p.m., New York City time, on the stated maturity date of any Bankers' Acceptance (or if such stated maturity date falls on a day that is not a Business Day, on the next succeeding Business Day), as provided in Section 3.05(b), the Primary Fronting Bank will promptly notify the Administrative Agent of the BA Disbursement and the Administrative Agent will promptly notify each Participating Lender of such BA Disbursement and its Applicable Percentage. Each Participating Lender will pay to the Administrative Agent not later than 4:00 p.m., New York City time, on such date (or, if the Participating Lenders shall have received such notice later than 2:00 p.m., New York City time, on such date, not later than 10:00 a.m., New York City time, on the immediately following Business Day) an amount equal to such Participating Lender's Applicable Percentage of such BA Disbursement (it being understood that such amount shall constitute an ABR Revolving Loan of such Participating Lender), and the Administrative Agent will promptly pay such amount to the Primary Fronting Bank. The Administrative Agent will promptly remit to each Participating Lender its Applicable Percentage of any amounts subsequently received by the Administrative Agent from the Borrower in respect of such BA Disbursement. If any Lender shall not have made its Applicable Percentage of such BA Disbursement available to the Primary Fronting Bank as provided above, such Lender agrees to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with this subsection to but excluding the date an amount equal to such amount is paid to the Administrative Agent for prompt payment to the Primary Fronting Bank at, for the first such day, the Federal Funds Effective Rate, and for each day thereafter, the Alternate Base Rate.

     (h) Notwithstanding any other provision of this Agreement, all Borrowings made on the Restatement Date and during the period ending
30 days thereafter shall be made as (i) Eurodollar Borrowings with Interest Periods of one month's duration or (ii) ABR Borrowings.

     SECTION 2.03. Notice of Borrowings. The Borrower shall give the Administrative Agent written or telecopy notice (or telephone notice promptly confirmed in writing or by telecopy) (a) in the case of a Euro-dollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before a proposed borrowing and (b) in the case of an ABR Borrowing, not later than 12:00 noon, New York City time, one Business Day before a proposed borrowing. Such notice shall be irrevocable and shall in each case refer to this Agreement and specify (a) whether the Borrowing then being requested is to be a Term Borrowing or a Revolving Credit Borrowing, and whether such Borrowing is to be a Eurodollar Borrowing or an ABR Borrowing; (b) the date of such Borrowing (which shall be a Business
Day) and the amount thereof; and (c) if such Borrowing is to be a Euro-dollar Borrowing, the Interest Period with respect thereto. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurodollar Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. If the Borrower shall not have given notice in accordance with this Section 2.03 of its election to refinance a Revolving Credit Borrowing prior to the end of the Interest Period in effect for such Borrowing (unless such Borrowing is repaid at the end of such Interest Period), then the Borrower shall be deemed to have given notice of an election to refinance such Borrowing with an ABR Borrowing. The Administrative Agent shall promptly advise the Lenders of any notice given pursuant to this
Section 2.03 and of each Lender's portion of the requested Borrowing.

     SECTION 2.04. Notes; Repayment of Loans. The Revolving Loans made by each Lender having a Revolving Credit Commitment, the Term Loans made by each Lender having a Term Loan Commitment and the Swingline Loans made by the Swingline Lenders, shall be evidenced by a Revolving Credit Note, a Term Note and a Swingline Note, respectively, duly executed on behalf of the Borrower, dated the Restatement Date, in substantially the form attached hereto as Exhibits A-1, A-2 and A-3, respectively, with the blanks appropriately filled, (a) payable in the case of each Lender to the order of such Lender or registered assigns in a principal amount equal to (i) the Revolving Credit Commitment of such Lender, in the case of its Revolving Credit Note or (ii) the Term Loan Commitment of such Lender, in the case of its Term Note, and (b) payable in the case of each Swingline Lender to the order of such Swingline Lender in the principal amount of such Swingline Lender's Swingline Commitment Percentage of $30,000,000, in the case of its Swingline Note. The outstanding principal balance of each Loan or Swingline Loan, as evidenced by such a Note, shall be payable (a) in the case of a Revolving Loan or Swingline Loan, on the last day of the Interest Period applicable to such Loan and on the Revolving Credit Maturity Date and
(b) in the case of a Term Loan, as provided in Section 2.11(a)(i). Each Note shall bear interest from and including the Restatement Date on the outstanding principal balance thereof as set forth in Section 2.06. Each Lender and each Swingline Lender shall, and each hereby is, authorized by the Borrower to, endorse on the schedule attached to each Note delivered to it (or on a continuation of such schedule attached to such Note and made a part thereof), or otherwise to record in its internal records, an appro-priate notation evidencing the date and amount of each Loan from such Lender, or Swingline Loan from such Swingline Lender, each payment and pre-payment of principal of any such Loan or Swingline Loan, each payment of interest on any such Loan or Swingline Loan and the other information provided for on such schedule; provided, however, that the failure of any Lender or either Swingline Lender to make such a notation or any error therein shall not affect the obligation of the Borrower to repay the Loans made by such Lender, or the Swingline Loans made by such Swingline Lender, in accordance with the terms of this Agreement and the applicable Notes.

     SECTION 2.05. Fees. (a) The Borrower agrees to pay to each Lender, through the Administrative Agent, on the Restatement Date and on the second Business Day following the last day of March, June, September and December in each year and on each date on which any of the Commitments of such Lender shall expire or be terminated as provided herein, a commitment fee (a "Commitment Fee") at a rate per annum equal to the Applicable Rate Percentage from time to time in effect on the average daily unused amount of the Commitments of such Lender during the preceding quarter (or other period commencing with the Restatement Date, as applicable, or ending with the date on which any of such Commitments of such Lender shall expire or be terminated). The Commitment Fee due to each Lender shall commence to accrue from and including the Restatement Date and shall cease to accrue on, but excluding, the date on which such Commitments of such Lender shall expire or be terminated as provided herein. For purposes of calculating Commitment Fees, any portion of the Revolving Credit Commitments unavailable due to
(i) outstanding Swingline Loans shall be deemed to be unused amounts of the Commitments and (ii) the face amount of outstanding Letters of Credit and Bankers' Acceptances shall be deemed to be used amounts. All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days.

     (b) The Borrower agrees to pay to the Administrative Agent, for its own account, administration fees (the "Administrative Fees") at the time and in the amounts agreed upon in the fee letter agreement dated April 5, 1993, between the Borrower and the Managing Agents, as modified by the fee letter agreement dated October 31, 1995, between the Borrower and the Managing Agents.

     (c) The Borrower agrees to pay to the Administrative Agent, for payment to the Managing Agents and the other Lenders (to the extent applicable), on the Restatement Date the fees specified in the fee letter agreement dated October 31, 1995, between the Borrower and the Managing Agents, and the Administrative Agent shall pay to each Lender on the Restatement Date that portion of such fees as is owing to such Lender.

     (d) The Borrower agrees to pay to each Fronting Bank, for its own account, the fees specified in Section 3.09.

     (e) All Fees (other than the fees payable to the Fronting Banks under Section 3.09) shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders. Once paid, none of the Fees shall be refundable under any circumstances (other than corrections of error in payment).

     SECTION 2.06. Interest on Loans. (a) Subject to the provisions of
Section 2.07, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when the Alternate Base Rate is determined by reference to the Prime Rate and over a year of 360 days at all other times) at a rate per annum equal to the Alternate Base Rate. Swingline Loans shall bear interest at the rate applicable to ABR Loans.

     (b) Subject to the provisions of Section 2.07, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the LIBOR Spread in effect on the first day of such Interest Period.

     (c) Interest on each Loan and each Swingline Loan shall be payable on the Interest Payment Dates applicable to such Loan or Swingline Loan, as the case may be, except as otherwise provided in this Agreement. The LIBOR Spread for each Interest Period or day within an Interest Period, as the case may be, shall be determined by the Administrative Agent, and such determination shall be presumptively correct absent manifest error.

     SECTION 2.07. Default Interest. If the Borrower shall default in the payment of the principal of or interest on any Loan or Swingline Loan or any other amount becoming due hereunder or under any Security Document, by acceleration or otherwise, the Borrower shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum (the "Default Rate") (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to
(a) in the case of any ABR Loan, any Swingline Loan or any other amount, the rate that would be applicable under Section 2.06 to a Term Loan that is an ABR Loan, plus 2% per annum, and (b) in the case of any Eurodollar Loan, the rate that would be applicable under Section 2.06 to a Term Loan that is a Eurodollar Loan, plus 2% per annum.

     SECTION 2.08. Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing the Administrative Agent shall have determined that dollar deposits in the principal amounts of the Loans comprising such Borrowing are not generally available in the London interbank market, or that the rates at which such dollar deposits are being offered will not adequately and fairly reflect the cost to at least 20% of the Lenders of making or maintaining their Eurodollar Loans during such Interest Period, or that reasonable means do not exist for ascertaining the Adjusted LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or telecopy notice of such determination to the Borrower and the Lenders. In the event of any such determination, any request by the Borrower for a Eurodollar Borrowing pursuant to Section 2.03 or 2.10 shall, until the Administrative Agent shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist (which the Administrative Agent shall be required promptly to do upon such circumstances ceasing to exist), be deemed to be a request for an ABR Borrowing. Each determination by the Administrative Agent hereunder shall be conclusive absent manifest error.

     SECTION 2.09. Termination, Reduction and Extension of Commitments. (a) The Term Loan Commitments shall be automatically terminated at 5:00 p.m., New York City time, on the Restatement Date. The Revolving Credit Commitments and the LC/BA Commitment shall be automatically terminated at 5:00 p.m., New York City time, on the Revolving Credit Maturity Date and the LC/BA Maturity Date, respectively.

     (b) Upon at least three Business Days' prior irrevocable written or telecopy notice to the Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Commitments; provided, however, that (i) each partial reduction of the Commitments shall be in an integral multiple of $1,000,000 and in a minimum principal amount of $5,000,000 and (ii) the Borrower shall not be permitted to terminate or reduce the Revolving Credit Commitments if, as the result of such termination or reduction, (A) the LC/BA Commitment would exceed the aggregate remaining Revolving Credit Commitments or (B) the Revolving Credit Utilization would exceed the aggregate remaining Revolving Credit Commitments. The LC/BA Commitment may be voluntarily terminated or reduced by the Borrower as provided in Section 3.08.

     (c) The Revolving Credit Commitments shall be permanently reduced by the amount of any mandatory prepayments applied to Swingline Loans or Revolving Credit Borrowings pursuant to clause (ii) of Section 2.13(c).

     (d) Each reduction in the Commitments hereunder shall be made ratably among the applicable Lenders in accordance with their respective applicable Commitments. The Borrower shall pay to the Administrative Agent for the account of the applicable Lenders, on the date of each termination or reduction, the Commitment Fees on the amount of the Commitments so termi-nated or reduced accrued to, but excluding, the date of such termination or reduction.

     (e) Nothing in this Section 2.09 shall prejudice any rights that the Borrower may have against any Lender that fails to lend as required hereunder prior to the date of termination of any Commitment.

     SECTION 2.10. Conversion and Continuation of Term Borrowings. The Borrower shall have the right at any time upon prior irrevocable notice to the Administrative Agent (i) not later than 12:00 noon, New York City time, one Business Day prior to conversion, to convert any Eurodollar Term Borrowing into an ABR Term Borrowing, (ii) not later than 11:00 a.m., New York City time, three Business Days prior to conversion or continuation, to convert any ABR Term Borrowing into a Eurodollar Term Borrowing or to continue any Eurodollar Term Borrowing as a Eurodollar Term Borrowing for an additional Interest Period and (iii) not later than 11:00 a.m., New York City time, three Business Days prior to conversion, to convert the Interest Period with respect to any Eurodollar Term Borrowing to another permissible Interest Period, subject in each case to the following:

          (a) each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued Term Borrowing;

          (b) if less than all the outstanding principal amount of any Term Borrowing shall be converted or continued, the aggregate principal amount of such Term Borrowing converted or continued shall be an integral multiple of $1,000,000 and not less than $5,000,000;

          (c) each conversion shall be effected by each Lender by applying the proceeds of the new Term Loan of such Lender resulting from such conversion to the Term Loan (or portion thereof) of such Lender being converted, and accrued interest on a Term Loan (or portion thereof) being converted shall be paid by the Borrower at the time of conversion;

          (d) if any Eurodollar Term Borrowing is converted at a time other than the end of the Interest Period applicable thereto, the Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to
     Section 2.16;

          (e) any portion of a Term Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a Eurodollar Term Borrowing;

          (f) any portion of a Eurodollar Term Borrowing that cannot be converted into or continued as a Eurodollar Term Borrowing by reason of subparagraph (e) above shall be automatically converted at the end of the Interest Period in effect for such Borrowing into an ABR Term Borrowing; and

          (g) no Interest Period may be selected for any Eurodollar Term Borrowing that would end later than a Term Loan Repayment Date occurring on or after the first day of such Interest Period if, after giving effect to such selection, the aggregate outstanding amount of
     (i) the Eurodollar Term Borrowings with Interest Periods ending on or prior to such Term Loan Repayment Date and (ii) ABR Term Borrowings would not be at least equal to the principal amount of Term Borrowings to be paid on such Term Loan Repayment Date.

     Each notice pursuant to this Section 2.10 shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Term Borrowing that the Borrower requests be converted or continued,
(ii) whether such Term Borrowing is to be converted to or continued as a Eurodollar Term Borrowing or an ABR Term Borrowing, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (iv) if such Term Borrowing is to be converted to or continued as a Eurodollar Term Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurodollar Term Borrowing, the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall advise the other Lenders of any notice given pursuant to this Section 2.10 and of each Lender's portion of any converted or continued Term Borrowing. If the Borrower shall not have given notice in accordance with this Section 2.10 to continue any Term Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this Section 2.10 to convert such Term Borrowing), such Term Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be continued into a new Interest Period as an ABR Term Borrowing.

     SECTION 2.11. Repayment of Term Borrowings. (a) (i) The Borrower shall pay to the Administrative Agent, for the account of the Lenders, on the Business Day next succeeding the dates set forth below (each such date being a "Term Loan Repayment Date"), a principal amount of the Term Loans (such amount, as adjusted from time to time pursuant to Sections 2.12(b) and 2.13(h), being called the "Term Loan Repayment Amount") equal to the amount set forth below for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

               Date                    Amount
               ----                    ------

          February 3, 1996             20,000,000
          May 4, 1996                  10,000,000
          August 3, 1996               10,000,000
          November 2, 1996             10,000,000
          February 1, 1997             20,000,000
          May 3, 1997                  10,000,000
          August 2, 1997               10,000,000
          November 1, 1997             10,000,000
          January 31, 1998             20,000,000
          May 2, 1998                  10,000,000
          August 1, 1998               10,000,000
          October 31, 1998             10,000,000
          January 30, 1999             20,000,000
          May 1, 1999                  10,000,000
          July 31, 1999                10,000,000
          October 30, 1999             10,000,000
          January 29, 2000             20,000,000
          April 29, 2000               10,000,000
          July 29, 2000                10,000,000
          Term Loan Maturity Date      10,000,000

On each Term Loan Repayment Date, the Administrative Agent shall apply the Term Loan Repayment Amount paid to the Administrative Agent to pay the Term Loans.

     (b) To the extent not previously paid, all Term Loans shall be due and payable on the Term Loan Maturity Date, together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment.

     (c) All repayments pursuant to this Section 2.11 shall be subject to
Section 2.16, but shall otherwise be without premium or penalty.

     SECTION 2.12. Optional Prepayments. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, upon written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) delivered to the Administrative Agent (i) at least three Business Days prior to the date designated for such prepayment, in the case of any prepayment of a Eurodollar Borrowing, or (ii) by 11:00 a.m., New York City time, on the date designated for such prepayment in the case of any prepayment of an ABR Borrowing; provided, however, that each partial payment shall be in an amount that is an integral multiple of $1,000,000 and not less than $10,000,000.

     (b) Optional prepayments of Term Loans made by the Borrower pursuant to paragraph (a) above shall (i) first, be applied in the order of maturity against the scheduled installments of principal of Term Loans due on Term Loan Repayment Dates occurring during the twelve-month period commencing on the date of such prepayment and (ii) second, be applied pro rata against the remaining scheduled installments of principal due in respect of Term Loans under Section 2.11(a)(i).

     (c) Each notice of prepayment shall specify the amount to be prepaid, the prepayment date, whether the related prepayment relates to a Revolving Credit Borrowing or a Term Borrowing and the principal amount of each Revolving Credit Borrowing (or portion thereof) to be prepaid or of each Term Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such obligations by the amount specified therein on the date specified therein. All prepayments under this
Section 2.12 shall be accompanied by accrued interest on the principal amount being prepaid to but excluding the date of the payment.

     (d) No optional prepayment of Term Loans made by the Borrower pursuant to this Section 2.12 shall reduce the Borrower's obligation to make mandatory prepayments pursuant to paragraph (b) of Section 2.13.

     SECTION 2.13. Mandatory Prepayments. (a) On the date of any termination or reduction of the Revolving Credit Commitments pursuant to
Section 2.09, the Borrower shall pay or prepay so much of the then-outstanding Swingline Loans and the then-outstanding Revolving Credit Bor-rowings as shall be necessary in order that (i) the aggregate principal amount of the Swingline Loans and Revolving Loans outstanding at such time will not exceed (ii) the aggregate Revolving Credit Commitments (after giving effect to such termination or reduction and after giving effect to each deemed reduction to the Revolving Credit Commitments in connection with the making of a Swingline Loan) less the aggregate LC/BA Exposure at such time.

     (b) In the event and on each occasion that a Prepayment Event occurs, the Borrower shall substantially simultaneously with (and in any event not later than the Business Day next following) the occurrence of such Pre-payment Event, apply an amount equal to 100% of the Net Proceeds therefrom to prepay outstanding Loans and Swingline Loans in accordance with Sec-tion 2.13(c).

     (c) Mandatory prepayments of outstanding obligations under this Agreement made by the Borrower pursuant to paragraph (b) above (i) first, shall be applied pro rata against the remaining scheduled installments of principal due in respect of Term Loans under Section 2.11(a)(i) and
(ii) second, shall be applied to prepay Swingline Loans and then Revolving Credit Borrowings.

     (d) During (i) the period commencing on the Restatement Date and ending on the first anniversary thereof and (ii) each 12-month period thereafter, the Borrower shall repay Revolving Loans and Swingline Loans in an amount necessary to cause the aggregate principal amount of outstanding Revolving Loans and Swingline Loans to be less than or equal to $300,000,000 for a period of 30 consecutive days.

     (e) The Borrower shall deliver to the Administrative Agent, (i) at the time of each prepayment required under paragraph (b) of this Section 2.13, a certificate signed by a Financial Officer of the Bor-rower setting forth in reasonable detail the calculation of the amount of such prepayment and (ii) at least three Business Days prior to the time of each prepayment required under this Section 2.13 (if known at such time), a notice of such prepayment. Each required notice of prepayment shall specify the prepayment date, the Type of each Loan being prepaid and the principal amount of each Loan or Swingline Loan (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such Loans by the amount stated therein on the date stated therein. All prepayments of Borrowings and Swingline Loans under this Section 2.13 shall be subject to
Section 2.16, but shall otherwise be without premium or penalty. All pre-payments of Borrowings and Swingline Loans under this Section 2.13 shall be accompanied by accrued interest on the principal amount being prepaid to but excluding the date of payment.

     (f) Net Proceeds and such other amounts to be applied pursuant to this
Section 2.13 to the prepayment of Term Loans and Revolving Credit Loans shall be applied, as applicable, first to reduce outstanding ABR Term Loans and ABR Revolving Credit Loans. Any amounts remaining after each such application shall, at the option of the Borrower, be applied to prepay Eurodollar Term Loans or Eurodollar Revolving Credit Loans, as the case may be, immediately and/or shall be deposited in the Prepayment Account (as defined below). The Administrative Agent shall apply any cash deposited in the Prepayment Account (i) allocable to Term Loans to prepay Eurodollar Term Loans and (ii) allocable to Revolving Credit Loans to prepay Euro-dollar Revolving Credit Loans, in each case on the last day of their respective Interest Periods (or, at the direction of the Borrower, on any earlier date) until all outstanding Term Loans or Revolving Credit Loans, as the case may be, have been prepaid or until all the allocable cash on deposit with respect to such Loans has been exhausted. For purposes of this Agreement, the term "Prepayment Account" shall mean an account established by the Borrower with the Administrative Agent and over which the Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal for application in accordance with this paragraph (h). The Administrative Agent will, at the request of the Borrower, invest amounts on deposit in the Prepayment Account in Permitted Investments maturing prior to the last day of the applicable Interest Periods of the Eurodollar Term Borrowings or Eurodollar Revolving Credit Borrowings to be prepaid, as the case may be; provided, however, that
(i) the Administrative Agent shall not be required to make any investment that, in its sole judgment, would require or cause the Administrative Agent to be in, or would result in any, violation of any law, statute, rule or regulation and (ii) the Administrative Agent shall have no obligation to invest amounts on deposit in the Prepayment Account if a Default or Event of Default shall have occurred and be continuing. The Borrower shall indem-nify the Administrative Agent for any losses relating to the investments so that the amount available to prepay Eurodollar Borrowings on the last day of the applicable Interest Periods is not less than the amount that would have been available had no investments been made pursuant thereto. Other than any interest earned on such investments, the Prepayment Account shall not bear interest. Interest or profits, if any, on such investments shall be deposited in the Prepayment Account and reinvested as specified above. If the maturity of the Loans has been accelerated pursuant to Article VIII, the Administrative Agent may, in its sole discretion, apply all amounts on deposit in the Prepayment Account to satisfy any of the Obligations. The Borrower hereby grants to the Administrative Agent, for its benefit and the benefit of the Fronting Banks, the Swingline Lenders and the Lenders, to secure the Obligations a security interest in the Prepayment Account.

     SECTION 2.14. Reserve Requirements; Change in Circumstances; Increased Costs. (a) Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Lender or either Swingline Lender or Fronting Bank of the principal of or interest on any Eurodollar Loan made by such Lender or any Letter of Credit or Bankers' Acceptance reimbursement obligations, Fees or other amounts payable hereunder (other than changes in respect of income and franchise taxes imposed on such Lender, Swingline Lender or Fronting Bank by the jurisdiction in which such Lender, Swingline Lender or Fronting Bank is organized or has its principal office or by any political subdivision or taxing authority thereof or therein), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such Lender, Swingline Lender or Fronting Bank (except any such reserve requirement that is reflected in the Adjusted LIBO Rate or in the Alternate Base Rate) or shall impose on such Lender, Swingline Lender or Fronting Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or to reduce the amount of any sum received or receivable by such Lender, Swingline Lender or Fronting Bank hereunder or under the Notes (whether of principal, interest or other-wise) by an amount deemed by such Lender, Swingline Lender or Fronting Bank to be material, then the Borrower will pay to such Lender, Swingline Lender or Fronting Bank following receipt of a certificate of such Lender, Swingline Lender or Fronting Bank to such effect in accordance with
Section 2.14(d) such additional amount or amounts as will compensate such Lender, Swingline Lender or Fronting Bank on an after-tax basis for such additional costs incurred or reduction suffered.

     (b) If any Lender or either Swingline Lender or Fronting Bank shall have determined that the applicability of any law, rule, regulation, agreement or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Prac-tices entitled "International Convergence of Capital Measurement and Capital Standards", or the adoption after the date hereof of any other law, rule, regulation, agreement or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of such Lender) or either Swingline Lender or Fronting Bank or any Lender's or either Swingline Lender's or Fronting Bank's holding company with any request or directive regarding capital adequacy issued under any law, rule, regulation or guideline (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's, Swingline Lender's or Fronting Bank's capital or on the capital of such Lender's, Swingline Lender's or Fronting Bank's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender, the Swingline Loans made by such Swingline Lender or the Letters of Credit or the Bankers' Acceptances issued by such Fronting Bank pursuant hereto to a level below that which such Lender, Swingline Lender or Fronting Bank or such Lender's, Swingline Lender's or Fronting Bank's holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's, Swingline Lender's or Fronting Bank's policies and the policies of such Lender's, Swingline Lender's or Fronting Bank's holding company with respect to capital adequacy) by an amount deemed by such Lender, Swingline Lender or Fronting Bank to be material, then from time to time the Borrower shall pay to such Lender, Swingline Lender or Fronting Bank following receipt of a certificate of such Lender, Swingline Lender or Fronting Bank to such effect in accordance with Section 2.14(d) such additional amount or amounts as will compensate such Lender, Swingline Lender or Fronting Bank or such Lender's, such Swingline Lender's or Fronting Bank's holding company on an after-tax basis for any such reduction suffered. Notwithstanding any other provision in this paragraph (b), none of any Lender, either Swingline Lender or either Fronting Bank shall be entitled to demand compensation pursuant to this paragraph (b) if it shall not be the general practice of such Lender, Swingline Lender or Fronting Bank, as applicable, to demand such compensa-tion in similar circumstances under comparable provisions of other comparable credit agreements.

     (c) The Borrower agrees that, in the event that any Bankers' Acceptance originated (or to be originated) shall not, in the reasonable opinion of the Managing Agents, meet all requirements for "eligible" bankers' acceptances (as determined in accordance with paragraph 7 of Section 13 of the Federal Reserve Act (12 U.S.C. Sec.372)), the Borrower shall, upon demand by the Managing Agents, pay to the Administrative Agent for the account of the Participating Lenders such additional amount or amounts sufficient to compensate the Participating Lenders for any increased costs resulting therefrom (including costs resulting from any reserve requirement, premium liability to the Federal Deposit Insurance Corporation or a higher discount rate).

     (d) A certificate of each Lender, Swingline Lender or Fronting Bank setting forth such amount or amounts as shall be necessary to compensate such Lender, Swingline Lender or Fronting Bank or its holding company as specified in paragraph (a), (b) or (c) above, as the case may be, and setting forth in reasonable detail an explanation of the basis of requesting such compensation in accordance with paragraph (a), (b) or (c) above, including calculations in reasonable detail, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay each Lender, Swingline Lender or Fronting Bank the amount shown as due on any such certificate delivered by it within 10 days after its receipt of the same.

     (e) Failure on the part of any Lender or either Swingline Lender or Fronting Bank to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Lender's, Swingline Lender's or Fronting Bank's right to demand compensation with respect to such period or any other period, except that none of any Lender, either Swingline Lender or Fronting Bank shall be entitled to compensation under this Section 2.14 for any costs incurred or reduction suffered with respect to any date unless such Lender, Swingline Lender or Fronting Bank, as applicable, shall have notified the Borrower that it will demand compensation for such costs or reductions under paragraph (d) above, not more than six months after the later of (i) such date and (ii) the date on which such Lender, Swingline Lender or Fronting Bank, as applicable, shall have become aware of such costs or reductions. The protection of this
Section 2.14 shall be available to each Lender, Swingline Lender or Fronting Bank regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition that shall have occurred or been imposed.

     (f) Each Lender, Fronting Bank and Swingline Lender will, at the request of the Borrower, designate a different lending office if such designation (i) will avoid the need for, or minimize the amount of, any compensation to which such Lender is entitled pursuant to this Section 2.14 and (ii) will not, in the sole judgment of such Lender, be otherwise disadvantageous to such Lender.

     (g) Without prejudice to the survival of any other provision of this Agreement, the provisions of this Section 2.14 shall survive any termination of this Agreement.

     SECTION 2.15. Change in Legality. (a) Notwithstanding any other provision herein, if after the date hereof any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Borrower and to the Administrative Agent, such Lender may:

          (i) declare that Eurodollar Loans will not thereafter be made by such Lender hereunder, whereupon any request by the Borrower for a Eurodollar Borrowing shall, as to such

     Lender only, be deemed a request for an ABR Loan unless such declaration shall be subsequently withdrawn; and

          (ii) require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below.

In the event any Lender shall exercise its rights under subparagraph (i) or
(ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

     (b) For purposes of this Section 2.15, a notice to the Borrower by any Lender shall be effective as to each Eurodollar Loan, if lawful, on the last day of the Interest Period currently applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

     SECTION 2.16. Indemnity. The Borrower shall indemnify each Lender against any loss or expense that such Lender may sustain or incur as a consequence of (a) any failure by the Borrower to fulfill on the date of any Borrowing hereunder the applicable conditions set forth in Article V,
(b) any failure by the Borrower to borrow or to refinance, convert or continue any Loan hereunder after irrevocable notice of such borrowing, refinancing, conversion or continuation has been given pursuant to
Section 2.03 or 2.10, (c) any payment, prepayment or conversion of a Euro-dollar Loan required by any other provision of this Agreement or otherwise (other than pursuant to Section 2.15) made or deemed made on a date other than the last day of the Interest Period applicable thereto, (d) any default in payment or prepayment of the principal amount of any Loan or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, whether by scheduled maturity, acceleration, irrevocable notice of prepayment or otherwise) or (e) the occurrence of any Event of Default, including, in each such case, any loss or reasonable expense sustained or incurred or to be sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Loan or any part thereof as a Eurodollar Loan. Such loss or reasonable expense shall be equal to the sum of (a) such Lender's actual costs and expenses incurred (other than any lost profits) in connection with, or by reason of, any of the foregoing events and (b) an amount equal to the excess, if any, as reasonably determined by such Lender of (i) its cost of obtaining the funds for the Loan being paid, prepaid, converted or not borrowed, converted or continued (assumed to be the Adjusted LIBO Rate applicable thereto) for the period from and including the date of such payment, prepayment, conversion or failure to borrow, convert or continue to but excluding the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the Interest Period for such Loan that would have commenced on the date of such failure) over
(ii) the amount of interest (as reasonably determined by such Lender) that would be realized by such Lender in reemploying the funds so paid, prepaid, converted or not borrowed, converted or continued for such period or Interest Period, as the case may be. A certificate of any Lender setting forth any amount or amounts, including calculations in reasonable detail, that such Lender is entitled to receive pursuant to this Section 2.16 shall be delivered to the Borrower and shall be conclusive absent manifest error. Without prejudice to the survival of any other provision of this Agreement, the provisions of this Section 2.16 shall survive any termination of this Agreement.

     SECTION 2.17.  Pro Rata Treatment. (a) Except as required under
Section 2.15, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the

Loans, each payment of the Commitment Fees, each payment of the LC/BA Fees, each reduction of the Term Loan Commitments or the Revolving Credit Commitments and each refinancing of any Borrowing with, conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type shall be allocated pro rata among the Lenders in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans). Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender's percentage of such Borrowing, computed in accordance with Section 2.01, to the next higher or lower whole dollar amount.

     (b) Notwithstanding any other provisions of this Agreement and the Security Documents, if at any time the Administrative Agent (or the Collateral Agent) receives any amounts under the Mortgage in respect of the Mortgaged Property located in Florida (which Mortgage omits as a secured obligation the Revolving Loans and all other amounts due in respect thereof), then such amounts shall not be applied to the payment of outstanding obligations in respect of the Revolving Loans.
                                                            It is the
intent of the Lenders, however, that each of the Lenders shall share in the aggregate proceeds of the Collateral on a pro rata basis as provided in paragraph (a) above. Accordingly, if the proceeds in respect of the above-described Florida Mortgage are not allocated to outstanding obligations in respect of the Revolving Loans due to their omission as secured obligations under such Mortgage, the Administrative Agent shall, to the extent it deems necessary, allocate and reallocate the proceeds of the other Collateral to ensure that each Lender receives its pro rata share of the proceeds of all the Collateral. If after giving effect to the allocations described in the preceding sentence any Lender shall have received less than its pro rata share of the aggregate proceeds of all the Collateral due to the exclusion of the Revolving Loans as secured obligations under the above-described Florida Mortgage, each Lender that received more than its pro rata share of the aggregate proceeds of all the Collateral agrees to deliver to the Administrative Agent, for reallocation to the Lenders that received less than their pro rata share of the proceeds of all the Collateral, the excess of the aggregate amount received by such Lender in respect of the proceeds of all the Collateral over the amount that would otherwise have been such Lender's pro rata share of the proceeds of all the Collateral had such Mortgage included the Revolving Loans as a secured obligation.

     SECTION 2.18. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Loan or Loans or LC/BA Exposure as a result of which the unpaid principal portion of its Loans or its LC/BA Exposure shall be proportionately less than the unpaid principal portion of the Loans of any other Lender or any other Lender's LC/BA Exposure, such Lender shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Loans of such other Lender or the LC/BA Exposure of such other Lender, so that the aggregate unpaid principal amount of the Loans, LC/BA Exposure and participations in Loans and LC/BA Exposure held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Loans and LC/BA Exposure then outstanding as the principal amount of such Lender's Loans and LC/BA Exposure prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Loans and LC/BA Exposure outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that, if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.18 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in a Loan or LC/BA Exposure deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender by reason thereof as fully as if such Lender had made a Loan directly to the Borrower in the amount of such participation.

     SECTION 2.19. Payments. (a) Except as provided in Sections 2.05(d) and 3.05(a) and (b), the Borrower shall make each payment (including principal of or interest on any Loan or Swingline Loan or any Fees or other amounts) hereunder and under any other Loan Document not later than 12:00 noon, New York City time, on the date when due in dollars. Each such payment (other than (i) the payments specified in Sections 3.05(a) and (b) and
Section 3.09, which shall be paid directly to the applicable Fronting Bank and (ii) principal of and interest on Swingline Loans, which shall be paid directly to the Swingline Lenders) shall be made to the Administrative Agent at its office at 270 Park Avenue, New York, New York. Payments made directly to the Fronting Banks shall be made to such account of the applicable Fronting Bank as such Fronting Bank shall specify by notice to the Borrower. Payments made directly to the Swingline Lenders shall be made to the applicable Swingline Lender in the manner specified in such Swingline Lender's Swingline Note. Any payments received by the Administrative Agent, either Fronting Bank or either Swingline Lender after the specified time for receipt of such payment shall be deemed to have been received on the next Business Day. The Administrative Agent shall distribute to the applicable Lenders all payments received by the Administrative Agent for their respective accounts, promptly following receipt thereof.

     (b) Whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

     SECTION 2.20. Taxes. (a) Any and all payments by the Borrower hereunder shall be made, in accordance with Section 2.19, free and clear of and without deduction for any and all current or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the net income of the Administrative Agent, either Fronting Bank or Swingline Lender or any Lender (or any transferee or assignee thereof, including a participation holder (any such entity being called a "Transferee")) and franchise taxes imposed on the Administrative Agent, either Fronting Bank or Swingline Lender or any Lender (or Transferee) by the United States or any jurisdiction under the laws of which the Administrative Agent, such Fronting Bank, such Swingline Lender or any such Lender (or Transferee) is organized or has its principal office or lending office or any political subdivision or taxing authority thereof or therein (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Taxes are required to be deducted from or in respect of any sum payable hereunder to any Lender (or any Transferee), the Administrative Agent or either Swingline Lender or Fronting Bank, (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.20) such Lender (or Transferee), the Administrative Agent or such Swingline Lender or Fronting Bank (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made,
(ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law; provided, however, that no Transferee of any Lender shall be entitled to receive any greater payment under this paragraph (a) than such Lender would have been entitled to receive with respect to the rights assigned, participated or otherwise transferred unless (x) such assignment, participation or transfer shall have been made at a time when the circumstances (including a Change of Law as defined in paragraph 2.20(f) below) giving rise to such greater payment did not exist or had not yet occurred or (y) such assignment, participation or transfer shall have been at the request of the Borrower.

     (b) In addition, the Borrower agrees to pay any current or future stamp, intangible or documentary taxes or any other excise or property taxes, charges or similar levies (including, without limitation, mortgage recording taxes and similar fees) that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, any Assignment and Acceptance entered into at the request of the Borrower or any other Loan Document (hereinafter referred to as "Other Taxes").

     (c) The Borrower will indemnify each Lender (or Transferee), the Administrative Agent and each Swingline Lender and Fronting Bank for the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes on amounts payable under this Section 2.20) paid by such Lender (or Transferee), the Administrative Agent or such Swingline Lender or Fronting Bank, as the case may be, and any liability (including penalties, interest and reasonable expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant taxing authority or other Governmental Authority; provided, however, that the Borrower shall not indemnify any Lender (or Transferee), the Administrative Agent or either Swingline Lender or Fronting Bank for Taxes, penalties, additions to tax, interest and expenses arising as a result of its own wilful misconduct or gross negligence. Such indemnifi-cation shall be made within 30 days after the date any Lender (or Transferee), the Administrative Agent, either Swingline Lender or Fronting Bank, as the case may be, makes written demand therefor and provides the Borrower with either a copy of any assessment thereof from the relevant taxing authority (deleting any confidential information contained therein) or proof of payment of a tax for which the Borrower is liable hereunder. If a Lender (or Transferee), the Administrative Agent or a Swingline Lender or a Fronting Bank shall become aware that it is entitled to receive a refund (including interest and penalties, if any) in respect of Taxes or Other Taxes as to which it has been indemnified by the Borrower pursuant to this
Section 2.20, it shall promptly notify in writing the Borrower of the availability of such refund (including interest and penalties, if any) and shall, within 30 days after receipt of a request by the Borrower, apply for such refund at the Borrower's expense. If any Lender (or Transferee), the Administrative Agent or either Swingline Lender or Fronting Bank receives a refund (including interest and penalties, if any) in respect of any Taxes or Other Taxes as to which it has been indemnified by the Borrower pursuant to this Section 2.20, it shall promptly notify the Borrower of such refund and shall, within 15 days of receipt, repay such refund (to the extent of amounts that have been paid by the Borrower under this Section 2.20 with respect to such refund and not previously reimbursed) to the Borrower, net of all reasonable out-of-pocket expenses of such Lender, the Administrative Agent or such Swingline Lender or Fronting Bank and without any interest (other than the interest, if any, included in such refund), provided that the Borrower, upon the request of such Lender (or Transferee), the Administrative Agent or such Swingline Lender or Fronting Bank, agrees to return such refund (plus penalties, interest or other charges) to such Lender (or Transferee), the Administrative Agent or such Swingline Lender or Fronting Bank in the event such Lender (or Transferee), the Administrative Agent, such Swingline Lender or Fronting Bank is required to repay such refund. The Borrower shall return such refund within 30 days after such Lender (or Transferee), the Administrative Agent or such Swingline Lender or Fronting Bank provides the Borrower with a copy of the notice or assessment from the relevant taxing authority (deleting any confidential information contained therein) requiring repayment of such refund. Nothing contained in this paragraph (c) shall require any Lender (or Transferee), the Administrative Agent or either Swingline

Lender or Fronting Bank to make available any of its tax returns (or any other information relating to its taxes that it deems to be confidential).

     (d) Within 30 days after the date of any payment of Taxes or Other Taxes withheld by the Borrower in respect of any payment to any Lender (or Transferee), the Administrative Agent or either Swingline Lender or Fronting Bank, the Borrower will furnish to the Administrative Agent, at its address referred to in Section 10.01, the original or a certified copy of a receipt evidencing payment thereof or other evidence reasonably satisfactory to such Lender (or Transferee), the Administrative Agent or such Swingline Lender or Fronting Bank, as the case may be.

     (e) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section 2.20 shall survive the payment in full of the principal of and interest on all Loans made under any Loan Document until the expiration of the relevant statute of limitations.

     (f) Each of the Administrative Agent, the Fronting Banks, the Swingline Lenders and any Lender (or Transferee) that is not incorporated or otherwise formed under the laws of the United States of America or a state thereof (a "Non-U.S. Person") agrees that, on or prior to the Restatement Date or, if later, the date it becomes a Lender (or Transferee), the Administrative Agent, a Fronting Bank or a Swingline Lender hereunder, it will deliver to each of the Borrower and the Administrative Agent one duly completed copy of United States Internal Revenue Service Form 1001 or 4224, or, in the case of Lenders (or Transferee) exempt from United States Federal withholding tax pursuant to Sections 871(h) or 881(c) of the Code, Form W-8, or any successor applicable form (a "Form 1001, 4224 or W-8"), as the case may be, certifying in each case that such Lender (or Transferee), the Administrative Agent or such Fronting Bank or Swingline Lender is entitled to receive payments hereunder payable to it without deduction or withholding of any United States Federal income taxes, or subject to a reduced rate thereof. Each of the Administrative Agent, either Fronting Bank or Swingline Lender or any Lender (or Transferee) that delivers to the Borrower and the Administrative Agent a Form 1001, 4224 or W-8 pursuant to the immediately preceding sentence further undertakes to deliver to the Borrower and the Administrative Agent further copies of such Form 1001, 4224 or W-8, as the case may be, or other manner of certification reasonably satisfactory to the Borrower on or before the date that any such form or certification expires or becomes obsolete or of the occurrence of any event requiring a change in the most recent form or certification previously delivered by it to the Borrower or the Administrative Agent, and such extensions or renewals thereof as may reasonably be requested by the Borrower or the Administrative Agent, certifying that such Administrative Agent, Fronting Bank, Swingline Lender or Lender (or Transferee), as the case may be, is entitled to receive payments hereunder without deduction or withholding of any United States Federal income taxes, or subject to a reduced rate thereof. If at any time there has occurred, on or prior to the date on which any delivery of such Form 1001, 4224 or W-8, as the case may be, would otherwise be required, any change in law, rule, regulation, treaty, convention or directive, or any change in the interpretation or application of any thereof ("Change of Law"), that renders all such forms inapplicable or which would prevent such Administrative Agent, Fronting Bank, Swingline Lender or Lender (or Transferee), as the case may be, from duly completing and delivering any such form or certification with respect to it, such Administrative Agent, Fronting Bank, Swingline Lender or Lender (or Transferee), as the case may be, shall advise the Borrower that it shall be subject to withholding of United States Federal income tax at the full statutory rate. A Non-U.S. Person shall be required to furnish a Form 1001, 4224 or W-8 only if it is entitled to claim an exemption from or a reduced rate of withholding. Each of the Administrative Agent, the Fronting Banks, the Swingline Lenders and any Lender that is a Non-U.S. Person and that is a party hereto as of the Restatement Date hereby represents and warrants that, as of the Restatement Date, payments made to it hereunder are exempt from withholding of United States Federal income taxes (i) because such payments are effectively connected with a United States trade or business conducted by such Non-U.S. Person; (ii) pursuant to the terms of an income tax treaty between the United States and such Non-U.S. Person's country of residence; or (iii) because such payments are portfolio interest exempt pursuant to Sections 871(h) or 881(c) of the Code. Notwithstanding any provision of paragraph (a) above to the contrary, the Borrower shall not have any obligation to pay any Taxes or Other Taxes or to indemnify any Lender (or Transferee), the Administrative Agent, or either Swingline Lender or Fronting Bank for such Taxes or Other Taxes pursuant to
Section 2.20 to the extent that such Taxes or Other Taxes result from
(i) the failure of any Lender (or Transferee), the Administrative Agent, or either Fronting Bank or Swingline Bank to comply with its obligations pursuant to this paragraph (f) or (ii) any representation made on Form 1001, 4224 or W-8 or successor applicable form or certification by the Lender (or Transferee), the Administrative Agent, the Fronting Bank, or the Swingline Bank incurring such Taxes or Other Taxes proving to have been incorrect, false or misleading in any material respect when so made or deemed to be made.

     (g) Any of the Administrative Agent, a Fronting Bank, a Swingline Lender or any Lender (or Transferee) claiming any additional amounts payable pursuant to this Section 2.20 shall use reasonable efforts (consistent with legal and regulatory restrictions) (including reasonable efforts to change the jurisdiction of its applicable lending office) to avoid the need for or reduce the amount of any such additional amounts that may thereafter accrue, provided that such efforts would not, in the sole determination of such Lender (or Transferee), Administrative Agent, Fronting Bank or Swingline Lender, as the case may be, be otherwise disadvantageous to such Lender (or Transferee), the Administrative Agent or such Fronting Bank or Swingline Lender.

     (h) In the event any Lender (or Transferee) changes its applicable lending office as provided in Section 2.14(f), such Lender (or Transferee) shall not be entitled to receive any greater payment under this
Section 2.20 than such Lender (or Transferee) would have been entitled to receive had such change not occurred, unless (i) such greater payment arises as a result of a Change in Law occurring after the date of such change in applicable lending office or (ii) such change in applicable lending office shall have been made at the request of the Borrower.

     SECTION 2.21. Assignment of Commitments under Certain Circumstances. In the event that any Lender shall have delivered a notice or certificate pursuant to Section 2.14, or the Borrower shall be required to make additional payments to any Lender under Section 2.20 (or would be required to make such additional payments with respect to the interest payment that would be made on the next succeeding Interest Payment Date), the Borrower shall have the right, but not the obligation, at its own expense, upon notice to such Lender and the Managing Agents, to replace such Lender with an assignee (in accordance with and subject to the restrictions contained in Section 10.04(b)), and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 10.04(b)) all its interests, rights and obligations under this Agreement to such assignee; provided, however, that (a) no such assignment shall conflict with any law or any rule, regulation or order of any Governmental Authority, (b) such assignee shall pay to the affected Lender in immediately available funds on the date of such assignment the principal of the Loans made by such Lender hereunder and (c) the Borrower shall pay to the affected Lender in immediately available funds on the date of such assignment the interest accrued to the date of payment on the Loans made by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.

     SECTION 2.22. Swingline Loans. (a) On the terms and subject to the conditions and relying upon the representations and warranties herein set forth, each Swingline Lender agrees severally and not jointly, at any time and from time to time from and including the Restatement Date to but excluding the earlier of the Revolving Credit Maturity Date and the termination of the Revolving Credit Commitments, in accordance with the terms hereof, to make Swingline Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed such Swingline Lender's Swingline Commitment Percentage of the lesser of
(i) $30,000,000 and (ii) the difference between (A) the aggregate Revolving Credit Commitments, as the same may have been reduced from time to time pursuant to Section 2.09, at such time and (B) the sum of (I) the aggregate principal amount of Revolving Loans outstanding at such time and (II) the LC/BA Exposure at such time. Each Swingline Loan will be made by the Swingline Lenders ratably in accordance with their respective Swingline Commitment Percentages (it being understood that neither Swingline Lender shall be responsible for the failure of the other Swingline Lender to make any Swingline Loan required to be made by such other Swingline Lender). Each Swingline Loan shall be in a principal amount that is an integral multiple of $500,000. Each Swingline Lender shall make its portion of each Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower with such Swingline Lender by 3:00 p.m. on the date such Swingline Loan is requested to be made pursuant to paragraph (b) below. Within the limits set forth in the first sentence of this paragraph, the Borrower may borrow, pay or prepay and reborrow Swingline Loans on or after the Restatement Date and prior to the Revolving Credit Maturity Date on the terms and subject to the conditions and limitations set forth herein.

     (b) The Borrower shall give the Administrative Agent telephonic, written or telecopy notice (in the case of telephonic notice, such notice shall be promptly confirmed by telecopy) not later than 12:00 noon, New York City time, on the day of a proposed borrowing. Such notice shall be delivered on a Business Day, shall be irrevocable and shall refer to this Agreement and shall specify the requested date (which shall be a Business Day) and amount of such Swingline Loan. The Administrative Agent shall promptly advise the Swingline Lenders of any notice received from the Borrower pursuant to this paragraph (b).

     (c) The Swingline Lenders may by written or telecopy notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day require the Lenders to purchase all or any portion of the Swingline loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans to be purchased and the Administrative Agent shall promptly upon receipt of such notice give notice to each Lender, specifying in such notice to each Lender such Lender's pro rata percentage (based on the percentage that such Lender's Revolving Credit Commitment bears to the aggregate amount of the Revolving Credit Commitments on the date of such notice) of such Swingline Loan or Swingline Loans. Each Lender shall pay to the Administrative Agent, not later than 2:00 p.m., New York City time, on the date of such notice, such Lender's pro rata percentage (determined as aforesaid) of the principal amount of such Swingline Loan or Swingline Loans. Each such payment shall for all purposes hereunder be deemed to be an ABR Revolving Loan (it being understood that (i) each Lender's obligation to make such payment is absolute and unconditional and shall not be affected by any event or circumstance whatsoever, including the occurrence of any Default or Event of Default hereunder or the failure of any condition precedent set forth in Article V to be satisfied, and
(ii) each such payment shall be made without any offset, abatement, with-holding or reduction whatsoever). The Administrative Agent shall promptly advise the Borrower of any notice received from the Swingline Lenders pursuant to this paragraph (c).

     (d) The Borrower may prepay any Swingline Loan in whole or in part at any time without premium or penalty, provided that the Borrower shall have given the Administrative Agent written or telecopy notice (or telephone notice promptly confirmed in writing or by telecopy) of such prepayment not later than 11:30 a.m., New York City time, on the Business Day designated by the Borrower for such prepayment. Each payment of principal of or interest on or any other amount in respect of Swingline Loans shall be allocated, as between the Swingline Lenders, pro rata in accordance with their respective Swingline Commitment Percentages.


                                ARTICLE III

                  Letters of Credit; Bankers' Acceptances

     SECTION 3.01. Issuance of Letters of Credit. (a) Each Fronting Bank agrees, upon the receipt of an appropriately completed and properly authorized Letter of Credit Application of such Fronting Bank, in a form and containing terms and conditions that are reasonably acceptable to such Fronting Bank and consistent with the terms hereof, and on the terms and subject to the conditions hereinafter set forth, to issue Letters of Credit for the account of the Borrower, at any time and from time to time on and after the Restatement Date until the earlier of (i) the LC/BA Maturity Date and (ii) the termination of the LC/BA Commitment in accordance with the terms hereof; provided, however, that (A) the IRB Fronting Bank shall not issue any Letter of Credit other than an IRB Letter of Credit and (B) any Letter of Credit shall be issued only if, and each request by the Borrower for the issuance of any Letter of Credit shall be deemed a representation and warranty of the Borrower that, immediately following the issuance of any such Letter of Credit, (I) the LC/BA Exposure at such time shall not exceed the LC/BA Commitment in effect at such time, (II) the Revolving Credit Utilization at such time shall not exceed the aggregate Revolving Credit Commitments at such time, (III) the Standby LC Exposure at such time shall not exceed $105,000,000 and (IV) the sum of (x) the Trade LC Exposure at such time and (y) the BA Exposure at such time shall not exceed $50,000,000.

     (b) No Letter of Credit shall be issued with a stated expiration date later than the earlier of (i) the close of business on the LC/BA Maturity Date and (ii) the close of business on the date that is (x) 270 days after the date of issuance of such Letter of Credit, in the case of a Trade Letter of Credit, (y) 12 months after the date of issuance of such Letter of Credit, in the case of a Standby Letter of Credit (other than an IRB Letter of Credit) and (z) 12 months and five days after the date of issuance of such Letter of Credit, in the case of an IRB Letter of Credit. Each Letter of Credit shall provide for payments of drawings in dollars.

     (c) Each Trade Letter of Credit shall, among other things, provide for the payment of sight drafts when presented for honor thereunder, or of time drafts with a maturity date occurring not later than the earlier of (i) 120 days after the presentation thereof and (ii) the LC/BA Maturity Date, in each case in accordance with the terms thereof and when accompanied by the required documents or when such documents are presented to the Fronting Bank.

     (d) Each Standby Letter of Credit may, in the absolute discretion of the Fronting Bank that issued such Standby Letter of Credit, include a provision whereby such Standby Letter of Credit shall be renewed automatically for additional consecutive periods of 12 months or less (but not beyond the LC/BA Maturity Date) unless such Fronting Bank notifies the beneficiary thereof at least 60 days prior to the then-applicable expiry date that such Standby Letter of Credit will not be renewed.

     (e) The Borrower may request the extension or renewal of a Standby Letter of Credit that is not automatically renewed in accordance with the terms contained therein by giving written notice to the Fronting Bank that issued such Standby Letter of Credit at least three Business Days prior to the then-current expiry date of such Standby Letter of Credit (provided that such Fronting Bank may accommodate requests on shorter notice in its sole discretion). If no Default or Event of Default has occurred and is continuing, such Fronting Bank shall promptly issue such extension or renewal; provided, however, that such Fronting Bank shall have no obligation to extend or renew any Standby Letter of Credit (i) for a period in excess of 12 months or (ii) to an expiry date beyond the LC/BA Maturity Date.

     (f) Each request for the issuance of a Letter of Credit shall be made on reasonable prior electronic, written or facsimile authenticated Letter of Credit Application from the Borrower to a Fronting Bank specifying whether such Letter of Credit is to be a Trade Letter of Credit or a Standby Letter of Credit (and if such Letter of Credit is to be a Standby Letter of Credit, the date on which such Standby Letter of Credit is to be issued), the date on which such Letter of Credit is to expire, the amount of such Letter of Credit, the name and address of the beneficiary of such Letter of Credit and such other information as may be necessary or desirable to complete such Letter of Credit. The Primary Fronting Bank will provide the Administrative Agent on the first Business Day of each week (or on a more frequent basis if reasonably requested by the Administrative Agent) a statement setting forth the aggregate face amount of the Outstanding Standby Letters of Credit issued by it and the aggregate face amount of the Outstanding Trade Letters of Credit for each day since the end of the period covered by the prior such statement, together with such other information regarding the Outstanding Letters of Credit as may be reasonably requested by the Administrative Agent.

     SECTION 3.02. Origination of Bankers' Acceptances. (a) The Primary Fronting Bank agrees, on the terms and subject to the conditions set forth herein and in any BA Document, to originate Clean Bankers' Acceptances, in a form reasonably acceptable to the Managing Agents and the Primary Fronting Bank, appropriately completed, at any time and from time to time on and after the Restatement Date until the earlier of (i) the 30th day preceding the LC/BA Maturity Date and (ii) the termination of the LC/BA Commitment in accordance with the terms hereof; provided, however, that any Clean Bankers' Acceptance shall be originated by the Primary Fronting Bank only if, and each request by the Borrower for the origination of any Clean Bankers' Acceptance shall be deemed a representation and warranty of the Borrower that, immediately following the origination of such Clean Bankers' Acceptance, (A) the LC/BA Exposure at such time shall not exceed the LC/BA Commitment in effect at such time, (B) the Revolving Credit Utilization at such time shall not exceed the aggregate Revolving Credit Commitments at such time, (C) the BA Exposure (exclusive of BA Exposure attributable to outstanding Trade Bankers' Acceptances) at such time shall not exceed $25,000,000 and (D) the sum of (I) the Trade LC Exposure at such time and (II) the BA Exposure at such time shall not exceed $50,000,000.

     (b) No Bankers' Acceptance shall be originated with a stated maturity date later than the earlier of (i) the close of business on the LC/BA Maturity Date and (ii) the close of business on the date that is 120 days after the origination of such Bankers' Acceptance. Each Banker's Acceptance shall comply with any related BA Documents and shall be executed on behalf of the Borrower, in the case of a Clean Bankers' Acceptance, or the beneficiary of a Trade Letter of Credit, in the case of a Trade Bankers' Acceptance, and presented to the Primary Fronting Bank pursuant to such procedures as are provided for in any such BA Documents or otherwise provided or required by the Primary Fronting Bank. The stated maturity date of each Clean Bankers' Acceptance shall be a Business Day. Notwithstanding any other provision of this Agreement to the contrary, (i) the Primary Fronting Bank shall not be obligated to originate any Clean Bankers' Acceptance (A) that is not "eligible" pursuant to paragraph 7 of Section 13 of the Federal Reserve Act (12 U.S.C. Sec.372), as in effect from time to time, (B) if the origination thereof would cause the Primary Fronting Bank to exceed the maximum amount of outstanding bankers' acceptances permitted by applicable law or (C) if, in the reasonable opinion of the Fronting Bank, general conditions in the public market for re-discounting bankers' acceptances render it economically disadvantageous to do so.

     (c) To request a Clean Bankers' Acceptance, the Borrower shall hand deliver, telex or telecopy to the Primary Fronting Bank a duly completed Bankers' Acceptance Request not later than 10:00 a.m., New York City time, on the requested date of the origination of such Clean Bankers' Acceptance, which Bankers' Acceptance Request shall be accompanied by such documents as are specified therein and in any related BA Documents. The Primary Fronting Bank will provide the Administrative Agent on the first Business Day of each week (or on a more frequent basis if reasonably requested by the Administrative Agent) a statement setting forth the aggregate face amount of the Outstanding Clean Bankers' Acceptances and the aggregate face amount of the Outstanding Trade Bankers' Acceptances for each day since the end of the period covered by the prior such statement, together with such other information regarding the Outstanding Bankers' Acceptances as may be reasonably requested by the Administrative Agent.

     (d) Upon the origination by the Primary Fronting Bank of a Clean Bankers' Acceptance, the Primary Fronting Bank shall discount such Clean Bankers' Acceptance by deducting from the face amount thereof a discount equal to the sum of (i) the BA Discount Rate then in effect and (ii) an origination fee in an amount equal to 3/16 of 1% per annum (computed on the basis of the actual number of days until payment under such Clean Bankers' Acceptance is due over a year of 360 days) on the face amount of such Clean Bankers' Acceptance, and the Primary Fronting Bank shall make the net amount available in immediately available funds to the Borrower. The Primary Fronting Bank shall retain for its account from the amount so deducted the origination fee referred in clause (ii) above. The Primary Fronting Bank may retain or re-discount, at its election, any Clean Bankers' Acceptance and the amount received by the Primary Fronting Bank upon payment thereof at maturity or the amounts received upon re-discounting shall be solely for the account of the Primary Fronting Bank.

     (e) Promptly after it shall have ascertained that any time draft and any accompanying documents presented under a Trade Letter of Credit appear to be in conformity with the terms and conditions of such Trade Letter of Credit, the Primary Fronting Bank shall accept such draft and thereby originate a Trade Bankers' Acceptance. The Primary Fronting Bank may discount any Trade Bankers' Acceptance at the request of the holder thereof and the amount received by the Primary Fronting Bank upon discounting shall be solely for the account of the Primary Fronting Bank.

     SECTION 3.03. Participations; Unconditional Obligations. (a) By the issuance of a Letter of Credit or the origination of a Bankers' Acceptance and without any further action on the part of the Fronting Bank that issued such Letter of Credit or originated such Bankers' Acceptance or the Participating Lenders in respect thereof, such Fronting Bank hereby grants to each Participating Lender, and each Participating Lender hereby agrees to acquire from such Fronting Bank, a participation in such Letter of Credit or Bankers' Acceptance, as the case may be, equal to such Participating Lender's Applicable Percentage of the face amount of such Letter of Credit or Bankers' Acceptance, as the case may be, effective upon the issuance of such Letter of Credit or Bankers' Acceptance. In consideration and in furtherance of the foregoing, each Participating Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, on behalf of the applicable Fronting Bank, in accordance with Section 2.02(f), in the case of participations in Letters of Credit, and Section 2.02(g), in the case of participations in Bankers' Acceptances, such Participating Lender's Applicable Percentage of each LC Disbursement or BA Disbursement, as the case may be, made by such Fronting Bank; provided, however, that the Participating Lenders shall not be obligated to make any such payment to such Fronting Bank with respect to any wrongful payment or disbursement made under any Letter of Credit or any Bankers' Acceptance as a result of the gross negligence or wilful misconduct of such Fronting Bank.

     (b) Each Participating Lender acknowledges and agrees that its obligation to acquire participations pursuant to paragraph (a) above in respect of Letters of Credit and Bankers' Acceptances is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of an Event of Default or Default hereunder, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

     SECTION 3.04. LC/BA Fee. The Borrower agrees to pay to the Administrative Agent for the account of the Participating Lenders for each calendar quarter (or shorter period commencing with the date hereof or ending with the first date on which the LC/BA Commitment shall have expired or been terminated and there shall be no Outstanding Letters of Credit or Outstanding Bankers' Acceptances) a fee (the "LC/BA Fee") on the average daily amount of the aggregate Outstanding Letters of Credit and Outstanding Bankers' Acceptances during such quarter or shorter period at a rate per annum equal to (a) in the case of Standby Letters of Credit, the weighted average LIBOR Spread applicable to Eurodollar Revolving Loans during such period and (b) in the case of Trade Letters of Credit and Outstanding Bankers' Acceptances, the weighted average LIBOR Spread applicable to Eurodollar Revolving Loans during such period minus 3/16 of 1%. The LC/BA Fee shall be computed on the basis of the actual number of days elapsed over a year of 360 days. The Administrative Agent agrees to disburse to each Participating Lender its pro rata portion of such LC/BA Fee promptly upon receipt. The LC/BA Fee shall be paid in arrears on the last Business Day of March, June, September and December of each year and on the LC/BA Maturity Date (or the first date on which the LC/BA Commitment shall have expired or been terminated and there shall be no Outstanding Letters of Credit or Outstanding Bankers' Acceptances, if earlier), commencing on the first such date following the Restatement Date. Once paid, the LC/BA Fee shall not be refundable in any circumstances (other than corrections of error in payment).

     SECTION 3.05. Agreement To Repay LC Disbursements and BA Disbursements. (a) If either Fronting Bank shall pay any draft presented under a Letter of Credit, the Borrower shall pay to such Fronting Bank an amount equal to the amount of such draft not later than two hours after the Borrower shall have received notice from such Fronting Bank that payment of such draft will be made or, if the Borrower shall have received such notice later than 10:00 a.m., New York City time, on any Business Day, not later than 10:00 a.m., New York City time, on the immediately following Business Day. In the event that after the payment of any such amount to such Fronting Bank, such Fronting Bank shall not pay, and shall no longer be obligated to pay, such amount in respect of such draft, such Fronting Bank shall return to the Borrower any such unpaid amount, together with interest thereon accrued at the Federal Funds Effective Rate then in effect from and including the date such amount was paid by the Borrower to such Fronting Bank to but excluding the date such amount was repaid by such Fronting Bank to the Borrower.

     (b) On the stated maturity date of each Bankers' Acceptance (or if such stated maturity date falls on a day that is not a Business Day, on the next succeeding Business Day), the Borrower shall pay to the Primary Fronting Bank, not later than 1:00 p.m., New York City time, an amount equal to the face amount of such Bankers' Acceptance. In the event that, after the payment to the Primary Fronting Bank of any such amount referred to above, the Primary Fronting Bank shall not pay, and shall no longer be obligated to pay, such amount in respect of such Bankers' Acceptance, the Primary Fronting Bank shall return to the Borrower any such unpaid amount, together with interest thereon accrued at the Federal Funds Effective Rate then in effect from and including the date such amount was paid by the

Borrower to the Primary Fronting Bank to but excluding the date such amount was repaid by the Primary Fronting Bank to the Borrower.

     (c) The Borrower's obligation to repay the Fronting Banks for LC Disbursements and BA Disbursements made by the Fronting Banks under the Outstanding Letters of Credit and the Outstanding Bankers' Acceptances, respectively, shall be absolute, unconditional and irrevocable under any and all circumstances and irrespective of:

          (i) any lack of validity or enforceability of any Letter of Credit or Bankers' Acceptance;

          (ii) the existence of any claim, setoff, defense or other right that the Borrower or any other person may at any time have against the beneficiary under any Letter of Credit, the holder of any Bankers' Acceptance, either Fronting Bank, the Administrative Agent, any Lender or any other Person (other than the defense of payment in accordance with the terms of this Agreement or a defense based on the gross negligence or wilful misconduct of a Fronting Bank) or any other person in connection with this Agreement or any other agreement or transaction;


         (iii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, provided that payment by a Fronting Bank under such Letter of Credit against presentation of such draft or document shall not have constituted gross negligence or wilful misconduct of such Fronting Bank;

          (iv) payment by a Fronting Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, provided that such payment shall not have constituted gross negligence or wilful misconduct of such Fronting Bank; and

          (v) any other circumstance or event whatsoever, whether or not similar to any of the foregoing, provided that such other circumstance or event shall not have been the result of gross negligence or wilful misconduct of a Fronting Bank.

     It is understood that in making any payment under a Letter of Credit
(i) a Fronting Bank's exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever, and (ii) any noncompliance in any immaterial respect of the documents presented under a Letter of Credit with the terms thereof shall, in each case, not be deemed wilful misconduct or gross negligence of a Fronting Bank.

     SECTION 3.06. Letter of Credit Operations. Each Fronting Bank shall, within a reasonable time after its receipt thereof, examine all documents purporting to represent a demand for payment under an Outstanding Letter of Credit to ascertain that the same appear on their face to be in conformity with the terms and conditions of such Outstanding Letter of Credit. Each Fronting Bank shall as promptly as possible give electronic or facsimile notification or telephonic notification, promptly confirmed by electronic or facsimile notice, to the Borrower of such demand for payment and of the determination by such Fronting Bank as to whether such demand for payment was in conformity with such terms and conditions, and shall as promptly as possible give prior telephonic notification to the Borrower of the determination by such Fronting Bank as to whether such demand for payment was in accordance with the terms and conditions of such Outstanding Letter of Credit and whether such Fronting Bank has made or will make a LC Disbursement thereunder, provided that the failure to give such notice shall not relieve the Borrower of its obligation to reimburse such Fronting Bank with respect to any such LC Disbursement.

     SECTION 3.07. Cash Collateralization. If any Event of Default shall occur and be continuing, the Borrower shall on the Business Day it receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Participating Lenders holding participations in Outstanding Letters of Credit and Outstanding Bankers' Acceptances representing greater than 50% of the aggregate undrawn amount of all Outstanding Letters of Credit and the aggregate amount of Outstanding Bankers' Acceptances) therefor, deposit in an account with the Collateral Agent, for the benefit of the Participating Lenders, an amount in cash equal to the LC/BA Exposure as of such date. Such deposit shall be held by the Collateral Agent as collateral for the payment and performance of the Obligations. The Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits in Permitted Investments, which investments shall be made at the option and sole discretion of the Collateral Agent, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall (a) automatically be applied by the Administrative Agent to reimburse the Fronting Banks on a pro rata basis for LC Disbursements and BA Disbursements, (b) be held for the satisfaction of the reimbursement obligations of the Borrower for the LC/BA Exposure at such time and (c) if the maturity of the Loans has been accelerated (but subject to the consent of Participating Lenders holding participations in Outstanding Letters of Credit and Outstanding Bankers' Acceptances representing greater than 50% of the aggregate undrawn amount of all Outstanding Letters of Credit and the aggregate amount of all Outstanding Bankers' Acceptances), be applied to satisfy the Obligations. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

     SECTION 3.08. Termination of LC/BA Commitment. The Borrower may permanently terminate, or from time to time in part permanently reduce, the LC/BA Commitment, in each case upon at least three Business Days' prior written or facsimile notice to the Administrative Agent and the Fronting Banks, provided that, after giving effect to such termination or reduction, the LC/BA Commitment shall not be less than the LC/BA Exposure at such time or greater than the available Revolving Credit Commitments at such time.

     SECTION 3.09. Fronting Bank Fees. (a) The Borrower shall pay to each Fronting Bank, for its own account, such commissions, issuance fees, transfer fees and other fees and charges in connection with the issuance or administration of each Letter of Credit as the Borrower and such Fronting Bank shall agree upon.

     (b) The Borrower shall pay to each Fronting Bank, for its own account,
(i) a fronting fee on the average daily aggregate maximum amount available to be drawn (assuming compliance with all conditions to drawing) under all Outstanding Letters of Credit issued by such Fronting Bank and (ii) without duplication of the amounts payable pursuant to Section 3.02(d)(ii), an origination fee on the average daily aggregate face amount of all Outstanding Bankers' Acceptances originated by such Fronting Bank, at the rate of 3/16 of 1% per annum, payable in arrears on the second Business Day following the last day of March, June, September and December of each year and on the LC/BA Maturity Date. Such fronting and origination fees shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

     SECTION 3.10. Resignation or Removal of a Fronting Bank. (a) A Fronting Bank may resign at any time by giving 180 days' prior written notice to the Administrative Agent, the Lenders and the Borrower, and may be removed at any time by the Borrower by notice to such Fronting Bank, the Administrative Agent and the Lenders. Upon any such resignation or removal, the Borrower shall (within 180 days after such notice of resignation or removal) either (i) appoint a Lender (with the consent of such Lender) as successor or (ii) terminate the unutilized LC/BA Commitment; provided, however, that, if the Borrower elects to terminate the unutilized LC/BA Commitment, the Borrower may at any time thereafter that the Revolving Credit Commitments are in effect reinstate the LC/BA Commitment, by notice to the Administrative Agent and the Lenders, in connection with the appointment of a Lender as successor Fronting Bank. Subject to paragraph (b) below, upon the acceptance of any appointment as a Fronting Bank hereunder by a successor Fronting Bank, such successor shall succeed to and become vested with all the interests, rights and obligations of the retiring Fronting Bank and the retiring Fronting Bank shall be discharged from its obligations to issue additional Letters of Credit and originate additional Bankers' Acceptances hereunder. At the time such removal or resignation shall become effective, the Borrower shall pay all accrued and unpaid fees pursuant to Section 2.05(d). The acceptance of any appointment as a Fronting Bank hereunder by a successor Lender shall be evidenced by an agreement entered into by such successor, in a form satisfactory to the Borrower and the Administrative Agent, and, from and after the effective date of such agreement, (i) such successor Lender shall have all the rights and obligations of the previous Fronting Bank under this Agreement and the other Loan Documents and (ii) references herein and in the other Loan Documents to a "Fronting Bank" shall be deemed to refer to such successor or to any previous Fronting Bank, or to such successor and all previous Fronting Banks, as the context shall require.

     (b) After the resignation or removal of a Fronting Bank hereunder, the retiring Fronting Bank shall remain a party hereto and shall continue to have all the rights and obligations of a Fronting Bank under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it or Bankers' Acceptances originated by it prior to such resignation or removal, but shall not be required to issue additional Letters of Credit or originate additional Bankers' Acceptances.


                                 ARTICLE IV

                       Representations and Warranties

     The Borrower represents and warrants to each of the Lenders, the Administrative Agent, the Managing Agents, the Swingline Lenders and the Fronting Banks that:

     SECTION 4.01. Organization; Powers. Each of the Borrower and the Guarantors (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization,
(b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (c) is qualified to do business in every jurisdiction where such qualification is required by the nature of its business, the character and location of its property, business or customers, or the ownership or leasing of its properties, except for such jurisdictions in which the failure so to qualify, in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and (d) has the corporate power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of Borrower, to borrow hereunder. Each Subsidiary is a Guarantor.

     SECTION 4.02. Authorization. The execution, delivery and performance by each of the Borrower and the Guarantors of each of the Loan Documents to which it is a party, the Borrowings hereunder, the issuance of the Letters of Credit, the origination of the Bankers' Acceptances, the use of the proceeds of the Loans, the Swingline Loans, the Letters of Credit and the Bankers' Acceptances, the creation of the security interests contemplated by the Security Documents and the other transactions contemplated by the Loan Documents (all the foregoing, collectively, the "Transactions")
(a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, other than any law, statute, rule or regulation, the violation of which will not result in a Material Adverse Effect, or of the Certificate of Incorporation or other constitutive documents or By-laws of the Borrower or any Subsidiary, (B) any order of any Governmental Authority or (C) any provision of any material indenture, agreement or other instrument to which the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound,
(ii) constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien (other than any Lien created under the Security Documents) upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any Subsidiary.

     SECTION 4.03. Enforceability. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document when executed and delivered by the Borrower and each Guarantor party thereto will constitute, a legal, valid and binding obligation of the Borrower and the Guarantors, as applicable, enforceable against each of them in accordance with its terms (a) except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) subject to general principles of equity.

     SECTION 4.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except for (a) the filing of UCC financing statements and filings with the United States Patent and Trademark Office to perfect the security interests that can be perfected by such filings and (b) such actions, consents, approvals, registrations and filings as have been made or obtained and are in full force and effect.

     SECTION 4.05. Financial Statements. The Borrower has heretofore furnished to the Lenders its consolidated balance sheets and statements of operations, stockholders' equity and cash flows (a) as of and for the fiscal years ended January 28, 1995, January 29, 1994, and January 30, 1993, audited by and accompanied by the opinion of KPMG Peat Marwick, independent auditors. Such financial statements present fairly the financial condition and results of operations of the Borrower and its consolidated Subsidiaries as of such dates and for such periods. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of the Borrower and its consolidated Subsidiaries as of the dates thereof. Such financial statements were prepared in accordance with GAAP applied on a consistent basis.

     SECTION 4.06. No Material Adverse Change. There has been no material adverse change in the business, assets, operations, properties, financial condition, results of operations or prospects of the Borrower and the Subsidiaries, taken as a whole, since January 28, 1995.

     SECTION 4.07. Title to Properties; Possession Under Leases. (a) Each of the Borrower and the Subsidiaries has good and marketable title to, or valid leasehold interests in, all its material properties and assets, except for minor defects in title that do not interfere in any material respect with its ability to conduct its business as currently conducted. All such title to, or leasehold interest in, material properties and assets are free and clear of Liens, other than Liens expressly permitted by
Section 7.02 and Liens with respect to which the Collateral Agent has received on or prior to the Restatement Date duly executed releases and termination statements in connection therewith.

     (b) Each of the Borrower and the Subsidiaries has complied with all obligations under all material leases to which it is a party. Each of the Borrower and the Subsidiaries enjoys peaceful and undisturbed possession under all such material leases necessary in any material respect for the operation of their respective properties and assets taken as a whole.

     SECTION 4.08. Subsidiaries. Schedule 4.08 sets forth as of the Restatement Date a list of all the Subsidiaries and the percentage ownership interest of the Borrower and any other Subsidiary therein.

     SECTION 4.09. Litigation; Compliance with Laws. (a) Except as set forth on Schedule 4.09, there are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any Subsidiary or any business or property of any such person
(i) that involve any Loan Document or the Transactions or (ii) as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, could reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

     (b) Neither the Borrower nor any of the Subsidiaries, nor any of their respective material properties or assets, is (i) in violation of, nor will the continued operation of their material properties and assets as currently conducted violate, any law, rule, regulation or statute (including any zoning, building, environmental and safety law, ordinance, code or approval or any building permits) or any restrictions of record or agreements affecting the Mortgaged Properties or (ii) in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect. Neither the issuance of the Letters of Credit nor the origination of the Bankers' Acceptances will violate any applicable law or regulation or violate or be prohibited by any judgment, writ, injunction, decree or order of any Governmental Authority.

     SECTION 4.10. Agreements. Neither the Borrower nor any of the Subsidiaries is in default under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect.

     SECTION 4.11. Federal Reserve Regulations. (a) Neither the Borrower nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

     (b) No part of the proceeds of any Letter of Credit or Bankers' Acceptance or any Loan or Swingline Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose or (ii) for any purpose that entails a violation of, or is inconsistent with, the provisions of the Regulations of the Board, including Regulation G, U or X.

     SECTION 4.12. Investment Company Act; Public Utility Holding Company Act. Neither the Borrower nor any Subsidiary (a) is an "investment company" as defined in, or is subject to regulation under, the Investment Company Act of 1940 or (b) is a "holding company" as defined in, or is subject to regulation under, the Public Utility Holding Company Act of 1935.

     SECTION 4.13. Use of Proceeds. The Borrower will use the Letters of Credit and the Bankers' Acceptances and the proceeds of the Loans and any Swingline Loans only for the purposes specified in the preamble to this Agreement.

     SECTION 4.14. Tax Returns. Each of the Borrower and the Subsidiaries has filed or caused to be filed all Federal, state and local income and other material tax returns required to have been filed by it or with respect to it and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it or with respect to it, except taxes that are being contested in good faith by appropriate proceedings and for which the Borrower has set aside on its books adequate reserves in accordance with GAAP.

     SECTION 4.15. No Material Misstatements. The information provided by or on behalf of the Borrower and contained in the Confidential Information Memorandum (including all attachments and exhibits thereto), as supple-mented, and as supplemented further by information heretofore provided in writing by or on behalf of the Borrower to the Lenders and any other materials, documents and information that the Borrower or any of its Affiliates may have furnished to the Lenders, was (other than with respect to information as to Persons other than the Borrower and the Subsidiaries), as of the date of such Confidential Information Memorandum, the dates otherwise specified therein or the dates upon which such information was provided in writing, accurate in all material respects and, taken as a whole, does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that to the extent any such information therein was based upon or constitutes a forecast or projection, the Borrower represents only that it acted in good faith and utilized reasonable assumptions, due and careful consideration and the information actually known to Responsible Officers at the time in the preparation of such information.

     SECTION 4.16. Employee Benefit Plans. Each of the Borrower and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the regulations thereunder. No Reportable Event has occurred in respect of any Plan of the Borrower, any Subsidiary or, to the Borrower's knowledge after due inquiry, any other ERISA Affiliate, and the present value of all benefit liabilities under each Plan (based on those assumptions used to fund such Plan) did not, as of the last annual valuation date applicable thereto, exceed by more than $500,000 the value of the assets of such Plan. Neither the Borrower nor any ERISA Affiliate has incurred any Withdrawal Liability that could result in a Material Adverse Effect. Neither the Borrower nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA and, to the Borrower's knowledge after due inquiry, no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated where such reorganization or termination has resulted or could reasonably be expected to result, through increases in the contributions required to be made to such Plan or otherwise, in a Material Adverse Effect.

     SECTION 4.17. Environmental and Safety Matters. Except as set forth in Schedule 4.17, the Borrower and each Subsidiary has complied in all respects with all Federal, state, local and other statutes, ordinances, orders, judgments, rulings and regulations relating to environmental pollution or to environmental regulation or control or to employee health or safety, except where the failure to do so would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect. Except as set forth in Schedule 4.17, neither the Borrower nor any Subsidiary has received notice of any material failure so to comply. Except as set forth in Schedule 4.17, the Borrower's and the Subsidiaries' facilities do not manage any hazardous wastes, hazardous substances, hazardous materials, toxic substances, toxic pollutants or substances similarly denominated, as those terms or similar terms are used in the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act, as amended by the Superfund Amendment and Reauthorization Act, the Hazardous Materials Transportation Act, the Toxic Substance Control Act, the Clean Air Act, as amended, the Clean Water Act, the Occupational Health and Safety Act or any other applicable law relating to environmental pollution or employee health and safety, in violation in any respect of any law or any regulations promulgated pursuant thereto, except where the failure to do so would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect. Except as set forth in Schedule 4.17, the Borrower is aware of no events, conditions or circumstances involving environmental pollution or contamination or employee health or safety that could reasonably be expected to result in Material Adverse Effect.

     SECTION 4.18. Solvency. After giving effect to the Transactions to occur on the Restatement Date, (a) the fair salable value of the assets of the Borrower and the Subsidiaries, on a consolidated basis, will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Borrower and the Subsidiaries, on a consolidated basis, as they mature,
(b) the assets of the Borrower and the Subsidiaries, on a consolidated basis, will not constitute unreasonably small capital to carry out their businesses as conducted or as proposed to be conducted, including the capital needs of the Borrower and the Subsidiaries, on a consolidated basis (taking into account the particular capital requirements of the businesses conducted by such entities and the projected capital requirements and capital availability of such businesses) and (c) the Borrower does not intend to, or intend to permit any of the Subsidiaries to, and does not believe that it or any Subsidiary will, incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by it or any such Subsidiary and the amounts to be payable on or in respect of its obligations).

     SECTION 4.19. Labor Agreements. Except as set forth on Schedule 4.19, as of the Restatement Date there are no collective bargaining agreements or other labor agreements covering any of the employees of the Borrower or any Subsidiary.

     SECTION 4.20. Security Documents. (a) The Pledge Agreement creates in favor of the Collateral Agent, for the ratable benefit of the Secured Par-ties, a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and proceeds thereof and constitutes a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Borrower or the

Guarantors party thereto, as applicable, in such Collateral and the proceeds thereof, in each case prior and superior in right to any other Person.

     (b) The Security Agreement creates in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement) and proceeds thereof, and, on the basis of financing statements in appropriate form filed in the offices specified on Schedule 4.20(b), the Lien created under the Security Agreement constitutes a fully perfected Lien on, and security interest in, all right, title and interest of the Borrower and the Guarantors, as applicable, in such Collateral and the proceeds thereof (except insofar as the perfection of a Lien on, and security interest in, such Collateral is obtained as described in paragraph (d) below), in each case prior and superior in right to any other Person, other than with respect to Liens expressly permitted by Sec-tion 7.02.

     (c) The Mortgages create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable Lien on all of Borrower's right, title and interest in and to the Mortgaged Properties thereunder and the proceeds thereof, and, on the basis of the Mortgages filed in the offices specified on Schedule 4.20(c), the Mortgages constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Borrower in such Mortgaged Properties and the proceeds thereof, in each case prior and superior in right to any other Person, other than with respect to the rights of Persons pursuant to Liens expressly permitted by Section 7.02.


    (d) The Trademark Security Agreement creates in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Trade-mark Security Agreement) and the proceeds thereof, and, on the basis of the recordation of such Trademark Security Agreement with the United States Patent and Trademark Office and the financing statements in appropriate form filed in the offices specified on Schedule 4.20(d), the Liens created under the Trademark Security Agreement constitute a fully perfected Lien on, and security interest in, all right title and interest of the Borrower in the Collateral and the proceeds thereof in which a security interest may be perfected by filing in the United States and its territories and possessions, in each case prior and superior in right to any other person, other than with respect to Liens expressly permitted by Section 7.02; provided, however, that subsequent recordings in the United States Patent and Trademark Office may be necessary to perfect a Lien in registered trademarks and trademark applications acquired by the Borrower after the date hereof.

     (e) As of the Restatement Date, Schedule 4.20(e) accurately sets forth each post office box and bank account to which any customers of the Borrower or any Subsidiary have been instructed to transmit payments on account of goods or services purchased from the Borrower or any Subsidiary.

     SECTION 4.21. Labor Matters. As of the Restatement Date, there are no strikes, lockouts or slowdowns against the Borrower or any Subsidiary pending or, to the Borrower's knowledge, threatened. The hours worked by and payment made to employees of the Borrower have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters, where such violations could reasonably be expected to result in a Material Adverse Effect. The consummation of the Transactions will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary is bound on the Restatement Date.

     SECTION 4.22. Location of Real Property; Location of Leased Premises.
(a) Schedule 4.22(a) sets forth completely and correctly as of the Restatement Date all material real property owned by the

Borrower or any Subsidiary, the addressees thereof and the county or counties in which such properties are situated. The Borrower owns in fee all the real property set forth on Schedule 4.22(a).

     (b) Schedule 4.22(b) lists completely and correctly as of the Restatement Date all material real property leased by the Borrower or any Subsidiary, the addresses thereof and the county or counties in which such properties are situated. The Borrower has a valid lease in all the real property set forth on Schedule 4.22(b).


                                 ARTICLE V

          Conditions of Lending and Issuance of Letters of Credit

     The obligations of the Lenders to make Loans hereunder, the obligation of the Swingline Lenders to make Swingline Loans hereunder and the obligation of the Fronting Banks to issue any Letter of Credit or originate any Clean Bankers' Acceptance (each, a "Credit Event") hereunder are subject to the satisfaction of the following conditions:

     SECTION 5.01. All Credit Events. On the date of each Credit Event, other than any Revolving Credit Loan made pursuant to Section 2.02(f) and
(g):

          (a) The Administrative Agent and, where applicable, the Primary Fronting Bank, the IRB Fronting Bank or the Swingline Lenders shall have received a notice of such Credit Event as required by Sec-tion 2.03, Section 3.01(f), Section 3.02(c) and Section 2.22(b), respectively.

          (b) The representations and warranties set forth in Article IV hereof shall be true and correct in all material respects on and as of the date of such Credit Event with the same effect as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.

          (c) At the time of and immediately after such Credit Event no Event of Default or Default shall have occurred and be continuing.

Each Credit Event shall be deemed to constitute a representation and warranty by the Borrower on the date of such Credit Event as to the matters specified in paragraphs (b) and (c) of this Section 5.01. Neither
(a) continuations and conversions of outstanding Term Borrowings pursuant to Section 2.10 nor (b) Revolving Credit Borrowings pursuant to
Section 2.02(e) in which Revolving Credit Loans are refinanced without any increase in the aggregate principal amount of Revolving Credit Loans outstanding shall be deemed to be Borrowings for the purpose of this
Section 5.01.

     SECTION 5.02. First Borrowing. On the Restatement Date:

          (a) Each Lender and each Swingline Lender shall have received, as applicable, a duly executed Revolving Credit Note, Term Note and Swingline Note, in each case complying with the provisions of
     Section 2.04.

          (b) The Managing Agents shall have received a written opinion of
     (i) Robert Lewis, Esq., Corporate Counsel of the Borrower, to the effect set forth in Exhibit M-1 and (ii) Skadden, Arps, Slate, Meagher & Flom, counsel for the Borrower and the Guarantors, to the effect set forth in Exhibit M-2, in each case (A) dated the Restatement Date, (B) addressed to the Administrative Agent, the Managing Agents, the Fronting Banks, the Lenders, the Swingline Lenders and the Collateral Agent and (C) covering such matters inci-dental to the Loan Documents and the Transactions as the Managing Agents shall request. The Borrower hereby instructs each such counsel to deliver its opinion to the Administrative Agent.

          (c) All legal matters incident to this Agreement and the Borrowings hereunder shall be satisfactory to the Lenders and their counsel and to Cravath, Swaine & Moore, counsel for the Managing Agents.

          (d) The Managing Agents shall have received (i) a copy of the certificate of incorporation, including all amendments thereto, of the Borrower and each Guarantor, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of the Borrower and each Guarantor as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of the Borrower and each Guarantor dated the Restatement Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of the Borrower or such Guarantor, as the case may be, as in effect on the Restatement Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower or such Guarantor, as the case may be, authorizing the execution, delivery and performance of this Agreement and any other agreement to which they are a party that is reasonably required by the Managing Agents on the Restatement Date, and that such resolutions have not been modified, rescinded or amended and are in full force and effect as of the Restatement Date, (C) that the certificate of incorporation of the Borrower or such Guarantor, as the case may be, has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause
     (i) above and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of the Borrower or such Guarantor, as the case may be; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above; and
     (iv) such other documents as the Lenders or their counsel or Cravath, Swaine & Moore, counsel for the Managing Agents, may reasonably request.

          (e) The Managing Agents shall have received a certificate, dated the Restatement Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 5.01.

          (f) The Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the Restatement Date.

          (g) The Collateral Agent shall have received an acknowledgement signed by the Borrower and each of its Subsidiaries stating that:

               (i) the Guarantee Agreement has been duly executed by the Guarantors and delivered to the Collateral Agent, and is in full force and effect;

               (ii) the Indemnity, Subrogation and Contribution Agreement has been duly executed by the Guarantors and the Collateral Agent, and is in full force and effect;

               (iii) the Pledge Agreement has been duly executed by the Borrower, the Guarantors and the Collateral Agent and is in full force and effect, all the outstanding capital stock of each of the Subsidiaries has been duly and validly pledged thereunder to the Collateral Agent for the ratable benefit of the Secured Parties and certificates representing such shares, accompanied by stock powers endorsed in blank, have been delivered into the actual possession of the Collateral Agent;

               (iv) each of the Security Agreement, the Trademark Security Agreement and any Lockbox Agreement in existence as of the Restatement Date has been duly executed by the Borrower, the Guarantors parties thereto and the Collateral Agent and is in full force and effect, and each document (including each Uniform Commercial Code financing statement) required by law or reasonably requested by the Agent to be filed, registered or recorded in order to create in favor of the Collateral Agent for the benefit of the Secured Parties a valid and perfected first-priority security interest in or lien on the Collateral (subject to any Lien expressly permitted by Section 7.02) described in each of such agreements has been delivered to the Collateral Agent and has been duly filed, registered or recorded; and

               (v) (A) each of the Security Documents, in form and substance satisfactory to the Lenders, relating to each of the Mortgaged Properties (including each Mortgage and each Assignment of Leases and Rents (as defined in each Mortgage)) has been duly executed by the parties thereto and delivered to the Collateral Agent and is in full force and effect, (B) none of such Mortgaged Properties is subject to any Lien other than those permitted under Section 7.02, (C) each of such Security Documents has been filed and recorded in the recording office as specified on
          Schedule 4.20(b) (or a lender's title insurance policy, in form and substance acceptable to the Managing Agents, insuring such Security Document as a first lien on such Mortgaged Property (subject to any Lien expressly permitted by Section 7.02) has been received by the Managing Agents).

          (h) The terms and conditions of any Indebtedness of the Borrower or any Subsidiary that will remain outstanding on the Restatement Date shall be reasonably satisfactory to the Lenders in all respects.

          (i) After giving effect to the Transactions on the Restatement Date, the Borrower shall have no Indebtedness other than
     (i) Indebtedness under the Loan Documents, (ii) Indebtedness evidenced by the 9-1/4% Senior Subordinated Notes and (iii) other liabilities reasonably satisfactory to the Required Lenders and Indebtedness permitted under Section 7.01.

          (j) The Lenders shall be reasonably satisfied in all respects with the tax and litigation position and the contingent tax and other material liabilities of the Borrower and the Subsidiaries and plans of the Borrower with respect thereto.

          (k) The Managing Agents shall be reasonably satisfied as to the amount and nature of any environmental or employee health and safety exposures to which the Borrower or any Subsidiary may be subject and the plans of the Borrower with respect thereto.

          (l) All requisite Governmental Authorities and third parties shall have approved or consented to the Transactions and the other transactions contemplated hereby to the extent required, all applicable appeal periods shall have expired and there shall be no governmental or judicial action, actual or threatened, that has or would have a reasonable likelihood of restraining, preventing or imposing burdensome conditions on the transactions contemplated hereby.

          (m) There shall be no litigation or administrative proceedings or other legal or regulatory developments (including but not limited to any governmental policy or initiative relating to healthcare), actual or overtly threatened, that, in the reasonable judgment of the Lenders, involve a reasonable possibility of a material adverse effect on the business, assets, operations, condition (financial or otherwise), liabilities, prospects or material agreements of the Borrower or any Subsidiary or the ability of the Borrower or any Subsidiary to perform its obligations under Loan Documents, or the ability of the parties to consummate the Transactions or the validity or enforceability of any of the Loan Documents or the rights, remedies and benefits available to the Administrative Agent, the Managing Agents, the Fronting Banks, the Swingline Lender, the Collateral Agent and the Lenders under the Loan Documents or which would be materially inconsistent with the assumptions underlying the projections contained in the Confidential Information Memorandum.

          (n) The Lenders shall be satisfied that the consummation of the Transactions will not (i) violate any applicable law, statute, rule or regulation or (ii) conflict with, or result in a default or event of default under, (A) any indenture relating to any existing Indebtedness of the Borrower or any Subsidiary or (B) any other material agreement of the Borrower or any Subsidiary.

          (o) The Lenders shall have received evidence satisfactory to them that there has been no material adverse change in the condition (financial or otherwise), operations, business, assets, liabilities, prospects or material agreements of the Borrower and the Subsidiaries taken as a whole since January 28, 1995.


                                 ARTICLE VI

                           Affirmative Covenants

     The Borrower covenants and agrees with each Lender, the Administrative Agent and each Managing Agent, Fronting Bank and Swingline Lender that, so long as this Agreement shall remain in effect, the LC/BA Exposure shall not equal zero or the principal of or interest on any Loan or Swingline Loan or any LC Disbursement, BA Disbursement, Fees or any other expenses or amounts payable under any Loan Document shall be unpaid, unless the Required Lenders shall otherwise consent in writing, the Borrower will, and will cause each of the Subsidiaries (other than any Receivables Subsidiary) to:

     SECTION 6.01. Existence; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise permitted under
Section 7.05.

     (b) Do or cause to be done all things necessary to preserve, renew and keep in full force the rights, licenses, permits, trademarks, trade names, privileges and franchises necessary or desirable in the normal conduct of its business, except for any trademarks, trade names or franchises that are not material to the business of the Borrower and the Subsidiaries taken as a whole; maintain and operate such business in substantially the manner in which it is currently conducted and operated; comply with all applicable laws, rules, regulations and statutes affecting the Mortgaged Properties (including any zoning, building, environmental and safety law, ordinance, code or approval or any building permits or any restrictions of record or agreements affecting the Mortgaged Properties) and decrees and orders of any Governmental Authority having jurisdiction with respect thereto, except where noncompliance would not reasonably be expected to have a material adverse effect on the value, use or operation of any of the Mortgaged Properties; and at all times keep all property useful and necessary in its business in good, working order and condition to the extent required by sound business practices.

     SECTION 6.02. Insurance. Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies of established repute in the same general area engaged in the same or similar businesses, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it or the use of any products sold by it; and maintain such other insurance as may be required by law and with respect to the Mortgaged Properties, as set forth in the Mortgages.

     SECTION 6.03. Obligations and Taxes. Pay and discharge promptly when due all lawful taxes, assessments and governmental charges or levies imposed upon it or upon or in respect of its property or assets, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such obligation, tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Borrower shall have set aside on its books, in accordance with GAAP, adequate reserves with respect thereto and such contest operates to suspend enforcement of a Lien and, in the case of a Mortgaged Property, there is no material risk of forfeiture of such property.

     SECTION 6.04. Financial Statements, Reports, etc. In the case of the Borrower, furnish to the Administrative Agent and each Lender:

          (a) within 90 days after the end of each fiscal year, its consolidated balance sheets and related statements of operations, stockholders' equity and cash flows, showing the financial condition of the Borrower and its consolidated subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such subsidiaries during such year, all audited by KPMG Peat Marwick or other independent auditors of recognized national standing acceptable to the Required Lenders and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present the financial condition and results of operations of the Borrower on a consolidated basis in accordance with GAAP consistently applied;

          (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, its consolidated balance sheets and related statements of operations, stockholders' equity and cash flows, showing the financial condition of the Borrower and its consolidated subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year;

          (c) concurrently with any delivery of financial statements under paragraph (a) or (b) above, a certificate of the accounting firm or Financial Officer opining on or certifying such statements (which certificate, when furnished by an accounting firm, may be limited to accounting matters and disclaim responsibility for legal interpretations) (i) certifying that, after due investigation and reasonable inquiry, no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with the covenants contained in Sections 7.11, 7.12 and 7.13.

          (d) concurrently with any delivery of financial statements under paragraph (a) above, a certificate of a Financial Officer setting forth in reasonable detail the calculation of Change in Liquidity From Receivables Programs for the fiscal year of the Borrower covered by such financial statements;

          (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials (other than (i) the exhibits to registration statements and (ii) any registration statements on Form S-8 or its equivalent) filed by it with the Securities and Exchange Commission, or any governmental authority succeeding to any of or all the functions of said Commission, or with any national securities exchange, or distributed to its shareholders, as the case may be;

          (f) promptly following the preparation thereof, copies of each management letter prepared by the Borrower's auditors (together with any response thereto prepared by the Borrower);

          (g) as soon as available, and in any event no later than 90 days after (i) February 3, 1996, and (ii) the end of each fiscal year through January 29, 2000, thereafter, one set of projected consolidated balance sheets of the Borrower and its consolidated subsidiaries as of the end of the following fiscal year and each of the next four succeeding fiscal years, and the related consolidated statements of projected cash flow, projected changes in financial position and projected income for each of such five fiscal years, and, as soon as available, significant revisions, if any, of such projections with respect to any such fiscal year, such set of statements to be prepared on a basis consistent with the statements delivered pursuant to paragraph (k) below, and such statement to be based, and to be certified by a Financial Officer of the Borrower as being based on reasonable estimates, information and assumptions at the time, and all such statements to be in reasonable detail;

          (h) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Borrower, or compliance with the terms of any Loan Document, as the Administrative Agent, the Managing Agents, either Fronting Bank or Swingline Lender or any Lender may reasonably request;

          (i) promptly, a copy of any amendment or waiver of any provisions of any agreement referenced in Section 7.10, or any other amendment or waiver of any provisions of any agreement to the extent that such amendment or waiver is required hereunder to be furnished to the Administrative Agent, either Fronting Bank or any Lender;

          (j) a copy of all notices (other than regarding any scheduled or mandatory repayments), certificates, financial statements and reports, as and when delivered by or on behalf of the Borrower to the holders of any Subordinated Indebtedness (except to the extent any such notice, certificate, financial statement or report is otherwise required to be delivered pursuant to this Agreement); and

          (k) within 30 days after the end of each month for which such a report was prepared, a copy of the monthly report to the Board of Directors of the Borrower comparing the actual results of operations to the projected results of operations of the Borrower and its consolidated subsidiaries for such month and the portion of the fiscal year then ended, including management's discussion and analysis with respect to such actual results of operations and any revisions by management of its projections for the next succeeding month and for the remainder of the then-current fiscal year.

     SECTION 6.05. Litigation and Other Notices. Furnish to the
Administrative Agent, each Fronting Bank and Swingline Lender, the Collateral Agent and each Lender prompt written notice of the following:

          (a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

          (b) the filing or commencement of, or any notice to the Borrower or any Subsidiary of the intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against the Borrower or any subsidiary thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

          (c) any development that has resulted in, or could reasonably be anticipated to result in, a Material Adverse Effect; and

          (d) any transaction, event or development that results in the Borrower or any Subsidiary owning a parcel (or adjoining parcels) of real property that (i) is not a Mortgaged Property and (ii) has a fair market value in excess of $3,000,000.

     SECTION 6.06. ERISA. (a) Comply in all material respects with the applicable provisions of ERISA and (b) furnish to the Administrative Agent, the Managing Agents, each Fronting Bank, Swingline Lender and Lender (i) as soon as possible after, and in any event within 30 days after any Respon-sible Officer of the Borrower or any ERISA Affiliate either knows or has reason to know that, any Reportable Event has occurred that alone or together with any other Reportable Event could reasonably be expected to result in liability of the Borrower to the PBGC in an aggregate amount exceeding $1,000,000, (A) a copy of the notice of such event required to be given to the PBGC or, if notice is not so required, a statement of an officer of the Borrower having responsibility over its employee benefits (a "Benefits Officer") setting forth in reasonable detail the nature of such event and the action proposed to be taken with respect thereto and (B) as soon as practicable after the reasonable request of the Lender following receipt of such copy of such notice, a like statement, (ii) promptly after receipt thereof, a copy of any notice the Borrower or any ERISA Affiliate may receive from the PBGC relating to the intention of the PBGC to terminate any Plan or Plans (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of

Section 414 of the Code) or to appoint a trustee to administer any Plan or Plans, (iii) within 10 days after the due date for filing with the PBGC pursuant to Section 412(n) of the Code of a notice of failure to make a required installment or other payment with respect to a Plan, a copy of such notice, and, as soon as practicable after the reasonable request of the Lender, a statement of a Benefits Officer setting forth in reasonable detail the nature of such failure and the action proposed to be taken with respect thereto and (iv) promptly and in any event within 30 days after receipt thereof by the Borrower or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the Borrower or any ERISA Affiliate concerning (A) the imposition of Withdrawal Liability or
(B) a determination that a Multiemployer Plan is, or is expected to be, terminated or in reorganization, in each case within the meaning of Title IV of ERISA.

     SECTION 6.07. Maintaining Records; Access to Properties and Inspections. Maintain all financial records in accordance with GAAP and permit any representatives designated by the Administrative Agent, the Managing Agents, either Fronting Bank or Swingline Lender, the Collateral Agent or any Lender to visit and inspect the financial records and the properties of the Borrower at reasonable times and upon reasonable notice and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any representatives designated by the Administrative Agent, the Managing Agents, either Fronting Bank or Swingline Lender, the Collateral Agent or any Lender to discuss at such reasonable times and at such reasonable intervals as may be reasonably requested the affairs, finances and condition of the Borrower or any properties of Borrower with the officers thereof and independent accoun-tants therefor.

     SECTION 6.08. Use of Proceeds. Use the proceeds of the Letters of Credit, the Bankers' Acceptances and the Loans only for the purposes set forth in the preamble to this Agreement.

     SECTION 6.09. Fiscal Year. Cause its fiscal year to end on a date other than the Saturday nearest to January 31 in each year without the prior written consent of the Managing Agents, which consent shall not be unreasonably withheld.

     SECTION 6.10. Further Assurances. (a) Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financ-ing statements, mortgages and deeds of trust) that may be required under applicable law, or which the Required Lenders, the Administrative Agent, either Managing Agent or the Collateral Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Security Documents. In addition, from time to time, the Borrower, at its cost and expense, will promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected security interests with respect to such of its assets and properties as the Administrative Agent, either Managing Agent or the Required Lenders shall designate (it being understood that it is the intent of the parties that the Obligations shall be secured by, among other things, substantially all the assets of the Borrower and the Subsidiaries (including real and other properties (other than leasehold interests of the Borrower and the Subsidiaries relating to retail stores) acquired subsequent to the Restatement Date)). Such security interests and Liens will be created under the Security Docu-ments and other security agreements, mortgages, deeds of trust and other instruments and documents in form and substance satisfactory to the Required Lenders, and the Borrower shall deliver or cause to be delivered to the Lenders all such instruments and documents (including legal opin-ions, title insurance policies and lien searches) as the Required Lenders shall reasonably request to evidence compliance with this Section 6.10; provided, however, that the Lenders shall not be entitled to receive landlord waivers in connection with security interests granted the Collateral Agent in assets located on property leased by the Borrower or any Guarantor. The Borrower agrees to provide such evidence as the Required Lenders shall reasonably request as to the perfection and priority status of each such security interest and Lien.

     (b) Cause each Subsidiary created or acquired by it from time to time, and each Inactive Subsidiary prior to becoming a Subsidiary, to undertake the obligation of and to become a Guarantor hereunder and a party to the Security Documents pursuant to one or more instruments or agreements satisfactory in form and substance to the Collateral Agent.

     (c) Within 90 days after the Restatement Date, (i) deliver to the Managing Agents a written opinion of each local counsel listed on Schedule 6.10(c) to the effect set forth in Exhibit M-3, (A) dated the Restatement Date, (B) addressed to the Administrative Agent, the Managing Agents, the Fronting Banks, the Lenders, the Swingline Lenders and the Collateral Agent and (C) covering such matters incidental to the Loan Documents and the Transactions as the Managing Agents shall request or (ii) deliver such duly executed Security Documents relating to each of the Mortgaged Properties encumbering the Borrower's interest in such premises as the Managing Agents may request, together with (A) a lender's title insurance policy, insuring such Security Document as a first lien on such Mortgaged Property (subject to any Lien expressly permitted by Section 7.02), (B) a survey, (C) evidence of each filing and recordation in the recording office as specified in Schedule 4.20(b) and (D) local counsel opinion as set forth in clause (i) above, in each case, in form and substance acceptable to the Managing Agents.

     SECTION 6.11. Material Contracts. Maintain in full force and effect (including exercising any available renewal option), and without amendment or modification, all its material contracts unless the failure so to maintain such contracts (or the amendments or modifications thereto), individually or in the aggregate, would not have a Material Adverse Effect, and promptly notify each Lender of each failure to comply with this
Section 6.11.

     SECTION 6.12. Compliance with Law. Comply with the requirements of all applicable laws, rules, regulations, court orders and decrees, and orders of any Governmental Authority that are applicable to it or to any of its properties, except where noncompliance would not reasonably be expected to result in a Material Adverse Effect.


                                ARTICLE VII

                             Negative Covenants

     The Borrower covenants and agrees with each Lender, the Administrative Agent and each Managing Agent, Fronting Bank and Swingline Lender that, so long as this Agreement shall remain in effect, the LC/BA Exposure shall not equal zero or the principal of or interest on any Loan or Swingline Loan or any LC Disbursement, BA Disbursement, Fees or any other expenses or amounts payable under any Loan Document shall be unpaid, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, and will not cause or permit any of the Subsidiaries (other than any Receivables Subsidiary) to:

     SECTION 7.01. Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except:

          (a) Indebtedness existing on the date hereof and set forth on
     Schedule 7.01 (and any extensions, renewals or replacements of such Indebtedness to the extent that such Indebtedness is not at any time increased);

          (b) in the case of the Borrower, Indebtedness represented by the Notes and reimbursement obligations in respect of the Letters of Credit and Bankers' Acceptances;

          (c) in the case of each Guarantor, its guarantee of the Obligations pursuant to the Guarantee Agreement;

          (d) (i) in the case of the Borrower, Indebtedness consisting of purchase money Indebtedness or Capital Lease Obligations incurred in the ordinary course of business after the Restatement Date to finance Capital Expenditures and (ii) in the case of the Borrower or any Subsidiary, Indebtedness consisting of purchase money Indebtedness or Capital Lease Obligations in existence with respect to any Acquired Entity at the time such Acquired Entity is acquired by the Borrower or any Subsidiary; provided, however, that in the case of Indebtedness incurred pursuant to clause (i) above, such Indebtedness shall be incurred within 90 days after the making of the Capital Expenditures financed thereby;

          (e) Indebtedness consisting of obligations of the Borrower to make deferred purchase price payments in connection with any Permitted Acquisition or the Borrower's purchase from time to time of the assets of pharmacy businesses; provided, however, that the aggregate principal amount of all Indebtedness incurred pursuant to this paragraph (e) shall not exceed $10,000,000 at any time outstanding;

          (f) reimbursement obligations incurred by the Borrower or any Subsidiary in connection with letters of credit and bankers' acceptances, provided that (i) such reimbursement obligations are unsecured and (ii) the sum of (A) the aggregate undrawn face amount of such outstanding letters of credit, (B) the aggregate face amount of drafts drawn under such letters of credit and paid or accepted by the issuers thereof and unreimbursed and (C) the aggregate face amount of such outstanding bankers' acceptances shall not exceed $10,000,000 at any time;

          (g) in the case of the Borrower, Indebtedness to any wholly owned Subsidiary and, in the case of any Subsidiary, Indebtedness to the Borrower or any wholly owned Subsidiary, provided that any such Indebtedness is evidenced by an intercompany note duly and validly pledged to the Collateral Agent for the benefit of the Secured Parties under the Pledge Agreement;

          (h) in the case of the Borrower, Indebtedness evidenced by the 9-1/4% Senior Subordinated Notes;

          (i) in the case of the Borrower, Rate Protection Agreements on terms and with parties reasonably acceptable to the Managing Agents;

          (j) in the case of the Borrower, Indebtedness that is subordinate to the Obligations and the proceeds of which are used solely to redeem, repay or repurchase any then-outstanding Subordinated Indebtedness; provided, however, that (i) the weighted average interest rate applicable to such Indebtedness must be less than or equal to the interest rate applicable to the Subordinated Indebtedness being redeemed, repaid or repurchased, (ii) no material terms applicable to such Indebtedness (including the subordination provisions thereof) shall be more favorable to the refinancing lenders (as determined by the Borrower in good faith) than the terms that are applicable to the holders of the Subordinated Indebtedness being redeemed, repaid or repurchased, (iii) the weighted average life to maturity of such Indebtedness shall be greater than or equal to the weighted average life to maturity of the Subordinated Indebtedness being redeemed, repaid or repurchased and the first scheduled prin-cipal payment in respect of such Indebtedness shall not be earlier than the first scheduled principal payment in respect of the Subordinated Indebtedness being redeemed, repaid or repurchased
     (iv) such Indebtedness shall be unsecured and shall not be guaranteed by any Person in any respect, (v) the principal amount of such Indebtedness shall be equal to the principal amount then outstanding of the Subordinated Indebtedness then being redeemed or repurchased and (vi) such Indebtedness may not be incurred if at the time of such refinancing a Default or Event of Default has occurred and is continuing or would result therefrom;

          (k) in the case of the Borrower, other Indebtedness that is subordinate to the Obligations; provided, however, that (i) no material terms applicable to such Indebtedness (including the subordination provisions thereof) shall be more favorable to the lenders providing such Indebtedness (as determined by the Borrower in good faith) than the terms that are applicable to the holders of the 9-1/4% Senior Subordinated Notes, (ii) the weighted average life to maturity of such Indebtedness shall be greater than or equal to the weighted average life to maturity of the Facilities, and the first scheduled principal payment in respect of such Indebtedness shall not be earlier than the Term Loan Maturity Date, (iii) such Indebtedness shall be unsecured and shall not be guaranteed by any Person in any respect and (iv) such Indebtedness may not be incurred if at the time of such refinancing a Default or Event of Default has occurred and is continuing or would result therefrom;

          (l) Indebtedness of the Borrower incurred in connection with the purchase or redemption pursuant to the Management Subscription Agreement of shares of Common Stock held by the Management Investors as provided in Section 7.06(b); and

          (m) Indebtedness of the Borrower to insurance companies borrowed against existing life insurance policies maintained by the Borrower under the Borrower's Executive Supplemental Benefit Plan, the proceeds of which Indebtedness are used to pay the annual insurance premiums on such policies and the interest due under such policies with respect to the Indebtedness permitted under this paragraph (m), provided that the Borrower shall not incur such Indebtedness for the payment of premiums in any given year in excess of $750,000 in the aggregate, and provided further that the aggregate amount of Indebtedness permitted under this paragraph (m) shall not at any time exceed the then-current aggregate cash surrender value of such policies.

     SECTION 7.02. Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any Person) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:

          (a) Liens on property or assets of the Borrower existing on the date hereof and set forth on Schedule 7.02(a), provided that, subject to paragraph (j) below, such Liens shall secure only those obligations that they secure on the date hereof;

          (b) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary, provided that
     (i) such Lien is not created in contemplation of or in connection with such acquisition, (ii) such Lien does not apply to any other property or assets of the Borrower or any Subsidiary and (iii) such Lien does not (A) materially interfere with the use, occupancy and operation of any property or (B) materially reduce the fair market value of such property but for such Lien;

          (c) Liens for taxes, assessments or charges not yet due or which are being contested in compliance with Section 6.03;

          (d) carriers', warehousemen's, mechanics', materialmen's, repair-men's, vendors', workmen's, operators', landlord's or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable or are being contested in compliance with
     Section 6.03;

          (e) pledges or deposits made in the ordinary course of business in compliance with workmen's compensation, unemployment insurance and other social security laws or regulations;

          (f) pledges and deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases, licenses, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (g) leases or subleases or other similar encumbrances incurred in the ordinary course of business or minor imperfections in title that, in the aggregate, are not material in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

          (h) purchase money security interests in real property, improvements thereto or equipment hereafter acquired (or, in the case of improvements, constructed) by the Borrower or any Subsidiary (or, in the case of an Acquired Entity, in existence at the time such Acquired Entity is acquired by the Borrower or any Subsidiary), provided that (i) such security interests secure Indebtedness permitted by Section 7.01(d), (ii) such security interests are incurred, and the Indebtedness secured thereby is created, within 90 days after such acquisition (or construction), (iii) the Indebtedness secured thereby does not exceed 80% of the lesser of the cost or the fair market value of such real property, improvements or equipment at the time of such acquisition (or construction) and
     (iv) such security interests do not apply to any other property or assets of the Borrower or any Subsidiary; provided, however, that clauses (ii) and (iii) shall not apply to any security interests created or Indebtedness incurred by any Acquired Entity prior to the date such Acquired Entity is acquired by the Borrower or any Subsidiary;

          (i) Liens incurred in connection with Capital Lease Obligations permitted by Section 7.01(d);

          (j) any Lien arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted under paragraphs (a) through (i) above, provided that such Indebtedness is not increased and is not secured by any additional assets;

          (k) Liens arising pursuant to one or more orders of attachment, distraint or similar legal process issued in connection with one or more court proceedings (which may or may not be related) so long as the execution or other enforcement thereof is effectively stayed and the claims secured thereby do not exceed $2,000,000 in the aggregate and are being contested in good faith by appropriate proceedings;

          (l) Liens in respect of goods consigned to the Borrower or any Subsidiary in the ordinary course of business, including, but not limited to (i) goods consisting of lamps, light bulbs and related products consigned to the Borrower and all accounts receivable, contract rights, chattel paper and any other right to payment arising from the sale of said inventory, (ii) goods consisting of packaged vitamins, minerals, nutritional supplements and related products bearing the "Your Life" brand name and packaged natural vitamins bearing the Eckerd private label consigned to the Borrower,
     (iii) videotapes, display racks and related equipment consigned to the Borrower, (iv) goods consisting of hosiery, pantyhose and related products bearing the trade name "L'eggs" and display racks and related equipment consigned to the Borrower and (v) any pharmaceuticals consigned to the Borrower;

          (m) Liens on equipment consisting of an Equipment Lessor's right to acquire such equipment under an Equipment Agency Arrangement;

          (n) a collateral assignment by the Borrower, to the lessor under the Funding II Lease, of subleases by the Borrower, as sublessor, to Visionworks, Inc., as sublessee, of the properties listed on
     Schedule 7.02(n); and

          (o) any Lien created under the Loan Documents.

     SECTION 7.03. Sale and Leaseback Transactions. Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred; provided, however, that the foregoing shall not prohibit (a) the IFS Sale and Leaseback or the renewal, modification, extension or replacement of the Funding I Lease or the Funding II Lease so long as the terms of the Funding I Lease or the Funding II Lease, as applicable, after giving effect to such renewal, modification, extension or replacement shall be no less favorable to the Borrower (as determined by the Borrower in good faith) than the then-existing terms of such lease or (b) transactions effected pursuant to the Equipment Agency Agreements.

     SECTION 7.04. Investments, Loans and Advances. Purchase, hold or acquire any capital stock, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other Person, except:

          (a) investments existing on the date hereof and set forth on
     Schedule 7.04;

          (b) Permitted Investments;

          (c) the Borrower's and any Subsidiary's equity investments in any Subsidiary, the Borrower's and any Subsidiary's equity investments in any Inactive Subsidiary as of the date hereof and loans or advances by the Borrower to Subsidiaries to the extent such loans or advances are permitted by Section 7.01(g);

          (d) loans or advances by any Subsidiary to the Borrower or other Subsidiaries to the extent such loans or advances are permitted by
     Section 7.01(g);

          (e) deposits permitted under Section 7.02(f);

          (f) investments constituting all the capital stock of any Acquired Entity acquired in connection with any Permitted Acquisition so long as such capital stock is duly and validly pledged to the Collateral Agent for the benefit of the Secured Parties under the Pledge Agreement;

          (g) loans or advances to employees of the Borrower or any Subsidiary not in excess of $1,000,000 in the aggregate at any time outstanding;

          (h) guarantees by the Borrower of obligations of any Subsidiary in the ordinary course of business;

          (i) advances consisting of payments by the Borrower on behalf of Equipment Lessors in respect of the purchase price of equipment under Equipment Agency Agreements not in excess of $6,000,000 in the aggregate at any time outstanding;

          (j) all Guarantees permitted by Section 7.01 hereof; and

          (k) investments not otherwise permitted above so long as the amount of all such investments does not exceed $7,000,000 in the aggregate at any time outstanding.

     SECTION 7.05. Mergers, Consolidations, Sales of Assets and Acquisitions. Merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, assign, lease, sublease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of any asset (whether now owned or hereafter acquired) or any capital stock of any Subsidiary, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other Person (other than in connection with an acquisition of the stock, or all or substantially all the assets, of any Person whose assets consist solely of equipment or real estate that do constitute an independent business organization); provided, however, that the foregoing shall not prohibit:

          (a) sales, transfers and other dispositions of used or surplus equipment, vehicles and other assets in the ordinary course of business;

          (b) sales of inventory in the ordinary course of business;

          (c) if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing (i) any wholly owned Subsidiary or Acquired Entity may merge into the Borrower in a transaction in which the Borrower is the surviving corporation and (ii) any wholly owned Subsidiary or Acquired Entity may merge into or consolidate with any other wholly owned Subsidiary or Acquired Entity in a transaction in which the surviving entity is a wholly owned Subsidiary and no person other than the Borrower or a wholly owned Subsidiary receives any consideration;

          (d) sales of assets after the Restatement Date so long as (i) the aggregate Net Proceeds of all such sales does not exceed $35,000,000 (of which sales with Net Proceeds of no more than $10,000,000 may be made in any twelve-month period) and (ii) prior to the consummation of each such sale, a Financial Officer of the Borrower certifies to the Collateral Agent on behalf of the Secured Parties that such sale is at a price equal to or greater than the then fair market value of such asset;

          (e) sales of Third Party Receivables pursuant to a Permitted Receivables Purchase Agreement, provided that the aggregate net investment in such Third Party Receivables of the purchaser thereof shall not at any time exceed $125,000,000;

          (f) the purchase or other acquisition of any assets acquired in connection with any Permitted Acquisitions;

          (g) the lease or sublease of all or part of any interest, including a leasehold interest, of the Borrower or any Subsidiary in real property or the assignment of any lease of real property of the Borrower or any Subsidiary, provided that (i) such lease, sublease or assignment is on commercially reasonable terms, (ii) such lease or sublease could not and will not be characterized by the lessor or lessee thereunder as a capital lease under GAAP, (iii) the leasing or subleasing of such real property or the assignment of such lease shall not have an adverse material effect, individually or in the aggregate, upon the conduct of the Borrower's or any Subsidiary's business or the value or use of the real property encumbered by such lease or sublease, (iv) in the case of a lease in respect of any real property owned by the Borrower or any Subsidiary (other than a retail store and the distribution center located in Clearwater, Florida), the lease shall be of an immaterial portion of such real property and (v) in the case of a lease or sublease in respect of a retail store, the decision to lease or sublease such retail store is made on a basis that is consistent with the practices of the Borrower or such Subsidiary prior to the date hereof with respect to the leasing or subleasing of retail stores;

          (h) sales of equipment to Equipment Lessors pursuant to the Equipment Agency Arrangements; and

          (i) Acquisition-Related Sales, the Life Care Sale, the Hammond Sale and the Photolab Business Sale.

     SECTION 7.06. Dividends and Distributions. Declare or pay, directly or indirectly, any dividend or make any other distribution on any shares of the Borrower's capital stock (except dividends payable solely in shares of such capital stock or rights to acquire shares of such capital stock) (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any shares of its capital stock or directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any Subsidiary to purchase or acquire) any shares of any class of its capital stock or set aside any amount for any such purpose, except that:

          (a) any Subsidiary may declare and pay dividends or make other distributions to the Borrower; and

          (b) the Borrower may (i) purchase or redeem shares of Common Stock held by the Management Investors under the circumstances and at the prices specified in the Management Subscription Agreement or the Borrower's restated certificate of incorporation or purchase or redeem up to 540,000 shares of Common Stock under a long-term incentive or other employee benefit plan to the extent permitted by applicable law (provided in each case that the aggregate number of shares of Common Stock purchased or redeemed during the twelve-month period commencing on April 12, 1994, or any subsequent April 12 shall not exceed 4% of the shares of Common Stock outstanding on such date) and (ii) purchase up to 240,000 shares of Common Stock from employees of the Borrower or any Subsidiary in accordance with the terms of Sections III.E and III.F of the Borrower's restated certificate of incorporation, provided that the aggregate amount of all payments made pursuant to clause (i) and (ii) above (other than any such payments made in respect of amounts shown as accruals on the Borrower's consolidated balance sheet as of April 30, 1994) shall not exceed $10,000,000.

     SECTION 7.07. Transactions with Affiliates. Sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except that the Borrower or any Subsidiary may engage in any of the fore-going transactions in the ordinary course of business at prices and on terms and conditions no less favorable to the Borrower or such Subsidiary, as the case may be, than could be obtained on an arm's-length basis from unrelated third parties; provided, however, that the foregoing shall not restrict the transactions contemplated by the Funding I Lease and the Funding II Lease and, as long as no Default or Event of Default shall have occurred and be continuing, the following transactions:

          (a) any transaction listed on Schedule 7.07;

          (b) any transaction with an Affiliate expressly permitted by this Agreement (including transactions expressly permitted by Section 7.01, 7.04, 7.05 or 7.06);


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                                                                         70


          (c) the Borrower or any Subsidiary may participate in, or effect any transaction in connection with, any joint enterprise or other joint arrangement with any Affiliate if the Borrower or such Subsidiary participates in the ordinary course of its business and on a basis no less advantageous than the basis on which such Affiliate participates; and

          (d) the Borrower may make payments or provide compensation for investment banking services rendered by any Affiliate if such services are rendered in the ordinary course of such Affiliate's business and if the amount of any such payment or compensation is comparable to the amount that would be charged if such services were performed by a Person not an Affiliate.

     SECTION 7.08. Business of Borrower and Subsidiaries. (a) Engage at any time in any business or business activity other than the business currently conducted by it and the Subsidiaries and business activities reasonably related thereto.

     (b) In the case of any Subsidiary, fail to be a Guarantor or a party to any Security Document.

     SECTION 7.09. Limitations on Debt Prepayments. (a) Optionally prepay, repurchase or redeem or otherwise defease or segregate funds with respect to any Indebtedness for borrowed money of the Borrower; provided, however, that the foregoing shall not prevent the Borrower from (i) making any payment pursuant to Section 2.12 or 2.13 or (ii) redeeming or repurchasing any then-outstanding Subordinated Indebtedness with Indebtedness incurred pursuant to Section 7.01(j) (it being understood that, following any such redemption or repurchase under this clause (ii), this Section 7.09 shall apply to the Indebtedness incurred in connection with any such refinancing), (iii) redeeming or repurchasing any then-outstanding Subordinated Indebtedness with the Net Proceeds of any Equity Issuance or
(iv) consummating the Hammond Sale.

     (b) Permit any amendment, waiver or modification to the terms of any Subordinated Indebtedness, or any indenture relating to, or other agreement of the Borrower entered into in connection with, any Subordinated Indebtedness, if the effect of such amendment or modification is to impose additional or increased scheduled or mandatory repayment, retirement, repurchase or redemption obligations in respect of such Indebtedness or to require any scheduled or mandatory payment to be made in respect of such Indebtedness prior to the date that such payment would otherwise be due; provided, however, that the foregoing shall not prevent any amendment, waiver or modification to the terms of any such Subordinated Indebtedness or indenture if such Subordinated Indebtedness as so amended, waived or modified could have been issued by the Borrower pursuant to
Section 7.01(k).

     SECTION 7.10. Amendment of Certain Documents. Permit any termination of, or any amendment, waiver or modification to, (a) the Certificate of Incorporation of the Borrower or any Subsidiary, (b) the By-laws of the Borrower or any Subsidiary, (c) the Management Subscription Agreement,
(d) the Stockholders' Agreement, (e) the Investor Stock Subscription Agreements, (f) any Subordinated Indebtedness or (g) the indenture relating to any Subordinated Indebtedness unless any such termination, amendment, waiver or modification is not adverse in any respect to the Lenders. Without limiting the generality of the foregoing, with respect to the documents specified in clauses (f) and (g) of the immediately preceding sentence, it is understood that any increase in the interest, fees or other amounts payable in connection therewith, or any amendment that imposes additional covenants or events of default or makes more restrictive the covenants or events of default contained therein, shall require the consent of the Required Lenders.


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                                                                         71


     SECTION 7.11. Funded Debt to EBITDA Ratio. Permit the Funded Debt to EBITDA Ratio of the Borrower for any period of four consecutive fiscal quarters ending on the last day of or during the period indicated below to be greater than the ratio set forth opposite such period:

     From and Including:         To and Including:          Ratio:
     -------------------         -----------------          ------
     October 28, 1995            November 2, 1996           3.50
     November 3, 1996            November 1, 1997           3.00
     November 2, 1997            October 31, 1998           2.50
     November 1, 1998            October 30, 1999           2.00
     October 31, 1999            November 29, 2000          2.00

     SECTION 7.12. Interest Coverage Ratio. Permit the Interest Coverage Ratio on the last day of any period of four consecutive fiscal quarters ending on any day prior to the Term Loan Maturity Date to be less than 3.00 to 1.00.

     SECTION 7.13. Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio on the last day of any period of four consecutive fiscal quarters ending on the last day of or during any period indicated below (or, if shorter than four consecutive fiscal quarters, any period beginning on October 29, 1995 and ending on the last day of or during such period) to be less than the ratio set forth opposite such period:

     From and Including:         To and Including:          Ratio:
     -------------------         -----------------          ------
     October 28, 1995            November 2, 1996           1.000
     November 3, 1996            November 1, 1997           1.025
     November 2, 1997            October 31, 1998           1.050
     November 1, 1998            October 30, 1999           1.100
     October 31, 1999            November 29, 2000          1.100

     SECTION 7.14. Bank Accounts. Establish or maintain a bank account or similar account with any financial institution that is not a Lender, other than (a) a bank account used exclusively by one or more drug stores or other retail stores of the Borrower or any Subsidiary in which an aggregate amount is on deposit not in excess of the amount reasonably required to finance the working capital requirements of the depositor, (b) a collection account used exclusively in connection with a Permitted Receivables Purchase Agreement and (c) bank accounts of the Borrower or any Subsidiary maintained with Barnett Bank of Pinellas County and Wachovia Bank of N.C., N.A., in which an aggregate amount is on deposit not in excess of $4,000,000.


                                ARTICLE VIII

                             Events of Default

     In case of the happening of any of the following events ("Events of Default"):

          (a) any representation or warranty made or deemed made in any Loan Document, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

          (b) default shall be made in the payment of any principal of any Loan or Swingline Loan or LC Disbursement or BA Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

          (c) default shall be made in the payment of any interest on any Loan or Swingline Loan or any Fee or any other amount (other than an amount referred to in paragraph (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of three Business Days;

          (d) default shall be made in the due observance or performance by the Borrower of any covenant, condition or agreement contained in Sec-tion 2.13(b), 6.01(a), 6.05(a), 6.08 or in Article VII;

          (e) default shall be made in the due observance or performance by the Borrower or any Subsidiary of any covenant, condition or agreement contained in any Loan Document (other than those defaults specified in paragraph (b), (c) or (d) above) and, except as may be otherwise provided in the applicable Mortgage, if any, such default shall continue unremedied for a period of 15 days after written notice thereof from the Administrative Agent or any Lender to the Borrower;

          (f) the Borrower or any Subsidiary shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness in a principal amount in excess of $3,000,000, when and as the same shall become due and payable (after giving effect to any applicable grace period), or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness (after giving effect to any applicable grace period) if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf to cause, such Indebtedness to become due prior to its stated maturity;

          (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Borrower or any Subsidiary, or of a substantial part of the property or assets of the Borrower or a Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary (other than Life Care) or for a substantial part of the property or assets of the Borrower or any Subsidiary (other than Life Care) or
     (iii) the winding-up or liquidation of the Borrower or a Subsidiary (other than Life Care); and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (h) the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar


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                                                                         73


     law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (h) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of the property or assets of the Borrower or any Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

          (i) one or more judgments for the payment of money in an aggregate amount in excess of $250,000 (to the extent not covered by insurance) shall be rendered against the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of ten consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Borrower or any Subsidiary to enforce any such judgment;

          (j) a Reportable Event or Reportable Events, or a failure to make a required installment or other payment (within the meaning of Section 412(n)(l) of the Code), shall have occurred with respect to any Plan or Plans that reasonably could be expected to result in a Material Adverse Effect and, within 30 days after the reporting of any such Reportable Event to the Administrative Agent pursuant to Section 6.06(b)(i)(A) or after the receipt by the Agent of the statement required pursuant to Section 6.06(b)(iii), the Administrative Agent shall have notified the Borrower in writing that (i) the Required Lenders have reasonably determined that, on the basis of such Report-able Event or Reportable Events or the failure to make a required payment, there are reasonable grounds (A) for the termination of such Plan or Plans by the PBGC, (B) for the appointment by the appropriate United States District Court of a trustee to administer such Plan or Plans or (C) for the imposition of a lien in favor of a Plan and
     (ii) as a result thereof an Event of Default exists hereunder; or a trustee shall be appointed by a United States District Court to admin-ister any such Plan or Plans; or the PBGC shall institute proceedings to terminate any Plan or Plans;

          (k) (i) the Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan, (ii) the Borrower or such ERISA Affiliate does not have reasonable grounds for contesting such Withdrawal Liability or is not in fact contesting such Withdrawal Liability in a timely and appropriate manner and (iii) the amount of the Withdrawal Liability specified in such notice, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liabilities (determined as of the date or dates of such notification), either (A) is $500,000 or more or (B) is less than $500,000 and any payment due as a result of such liability remains unpaid 30 days after such payment is due;

          (l) the Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if solely as a result of such reorganization or termination the aggregate annual contributions of the Borrower and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or have been or are being terminated have been or will be increased over the amounts required to be contributed to such Multiemployer Plans for their most recently completed plan years by an amount exceeding $500,000;


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                                                                         74


          (m) there shall have occurred a Change in Control;

          (n) any material security interest purported to be created by any Security Document shall cease to be, or shall be asserted by the Borrower or any Guarantor not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Security Document) security interest in the securities, assets or properties covered thereby, except to the extent that any such loss of perfection or priority results from the failure of the Collateral Agent to maintain possession of certificates representing securities pledged under the Pledge Agreement or otherwise take any action within its control (including the filing of UCC continuation statements);

          (o) any Loan Document shall not be for any reason, or shall be asserted by the Borrower or any Guarantor party thereto not to be, in full force and effect and enforceable in all material respects in accordance with its terms;

          (p) the Obligations and the guarantee thereof pursuant to the Guarantee Agreement shall cease to constitute, or shall be asserted by the Borrower not to constitute, senior indebtedness under the subordination provisions of any Subordinated Indebtedness or such sub-ordination provisions shall be invalidated or otherwise cease to be a legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms; or

          (q) any Person shall (i) become the owner or holder of record of all the common equity securities of the Borrower and (ii) fail, prior to or simultaneously with obtaining such shares, to (A) become a Guarantor of the Obligations and (B) pledge all such common equity securities to the Collateral Agent for the benefit of the Secured Parties, in each case pursuant to one or more instruments or agreements reasonably satisfactory in form and substance to the Collateral Agent;

then, and in every such event (other than an event with respect to the Borrower or any Subsidiary described in paragraph (g) or (h) above), and at any time thereafter during the continuance of such event, the Administrative Agent may and, at the request of the Required Lenders, shall, by notice to the Borrower, take any of or all the following actions, at the same or different times: (i) terminate forthwith the Commitments and the LC/BA Commitment, (ii) declare the Loans and the Swingline Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans and the Swingline Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding, (iii) require cash collateral as contemplated by Section 3.07 and (iv) exercise any reme-dies available under any Loan Document or otherwise; and in any event with respect to the Borrower or any Subsidiary described in paragraph (g) or (h) above, the Commitments and the LC/BA Commitment shall automatically terminate and the principal of the Loans and the Swingline Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.


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                                                                         75


                                 ARTICLE IX

                   The Administrative Agent, the Managing
                       Agents and the Fronting Banks

     In order to expedite the transactions contemplated by this Agreement,
(a) Chemical Bank is hereby appointed to act as Administrative Agent on behalf of the Fronting Banks, the Swingline Lenders and the Lenders and
(b) Chemical Bank and NationsBank are hereby appointed to act as Managing Agents on behalf of the Lenders (the Administrative Agent, the Managing Agents and the Collateral Agent for purposes of this Article are collectively referred to as the "Agents"). Each of the Lenders, each subsequent holder of any Note by its acceptance thereof, the Fronting Banks and the Swingline Lenders hereby irrevocably authorize each Agent to take such actions on their behalf and to exercise such powers as are specifically delegated to such Agent by the terms and provisions hereof and of the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. The Administrative Agent is hereby expressly authorized by the Lenders, the Fronting Banks and the Swingline Lenders, without hereby limiting any implied authority, (a) to receive all Loan Documents on the Restatement Date, including the Notes, (b) to receive on behalf of the Lenders, the Fronting Banks and the Swingline Lenders all payments of principal of and interest on the Loans, all the Swingline Loans, all payments in respect of BA Disbursements and LC Disbursements and all other amounts due to the Lenders, the Fronting Banks and the Swingline Lenders hereunder, and promptly to distribute to each Lender, Fronting Bank and Swingline Lender its proper share of each payment so received, (c) to give notice on behalf of each of the Lenders to the Borrower of any Event of Default specified in this Agreement of which the Administrative Agent has actual knowledge acquired in connection with its agency hereunder and
(d) to distribute to each Lender, Fronting Bank and Swingline Bank copies of all notices, financial statements and other materials delivered by the Borrower pursuant to this Agreement as received by the Administrative Agent (including notices of an occurrence of any Event of Default).

     None of the Agents nor either Fronting Bank nor any of their respective directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its, his or her own gross negligence or wilful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by the Bor-rower or any Guarantor of any of the terms, conditions, covenants or agreements contained in any Loan Document. The Agents shall not be responsible to the Lenders or the holders of the Notes or the Fronting Banks or the Swingline Lenders for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement, the Notes or any other Loan Documents or other instruments or agreements. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof until it shall have received from the payee of such Note notice, given as provided herein, of the transfer thereof in compliance with Section 10.04. The Administrative Agent shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders (and a Fronting Bank, with respect to Letters of Credit and Bankers' Acceptances) and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders, each subsequent holder of any Note, the Fronting Banks and the Swingline Lenders. The Administrative Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper person or persons. None of the Agents nor either Fronting Bank nor any of their respective directors, officers, employees or agents shall have any responsibility to the Borrower on account of the failure of or delay in performance or breach by any Lender (or, in the case of the Agents, by the Fronting Bank or either Swingline


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                                                                         76


Lender) of any of its obligations hereunder or to any Lender (or, in the case of the Agents, the Fronting Banks or Swingline Lenders) on account of the failure of or delay in performance or breach by any other Lender (or, in the case of the Agents, the Fronting Banks or the Swingline Lenders) or the Borrower or any Guarantor of any of their respective obligations here-under or under any other Loan Document or in connection herewith or there-with. Each Agent and Fronting Bank may execute any and all duties hereunder by or through agents or employees and shall be entitled to rely upon the advice of legal counsel selected by either of them with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by either of them in accordance with the advice of such counsel.

     The Lenders, the Fronting Banks and the Swingline Lenders hereby acknowledge that none of the Agents nor either Fronting Bank shall be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by the Required Lenders.

     Subject to the appointment and acceptance of a successor Agent as provided below, any Agent may resign at any time by notifying the Lenders, the Fronting Banks, the Swingline Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders and the Fronting Bank, appoint a successor Agent, which shall be a bank with an office in New York, New York, having a combined capital and surplus of at least $500,000,000 or an Affiliate of any such bank. Upon the acceptance of any appointment as Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations hereunder. After any Agent's resignation hereunder, the provisions of this Article and Section 10.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

     With respect to the Loans made by it hereunder and the Notes issued to it, each Agent and Fronting Bank, in its individual capacity and not as Agent or Fronting Bank, as the case may be, shall have the same rights and powers as any other Lender and may exercise the same as though it were not an Agent or a Fronting Bank, as the case may be, and each Agent and its Affiliates and each Fronting Bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not an Agent or a Fronting Bank, as the case may be.

     Each Lender, Fronting Bank and Swingline Lender recognizes that applicable laws, rules, regulations or guidelines of Governmental Authorities may require the Administrative Agent to determine whether the transactions contemplated hereby should be classified as "highly leveraged" or assigned any similar or successor classification and that such determination may be binding upon the other Lenders, the Fronting Banks and the Swingline Lenders. Each Lender, Fronting Bank and Swingline Lender understands that any such determination shall be made solely by the Administrative Agent based upon such factors (which may include the Administrative Agent's internal policies and prevailing market practices) as the Administrative Agent shall deem relevant and agrees that the Administrative Agent shall have no liability for the consequences of any such determination.

     Each Lender agrees (a) to reimburse each Agent and Fronting Bank, on demand, in the amount of such Lender's pro rata share (based on its Commit-ment hereunder) of any expenses incurred for the


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                                                                         77


benefit of the Lenders by such Agent or Fronting Bank, including counsel fees and compensation of agents paid for services rendered on behalf of the Lenders, that shall not have been reimbursed by the Borrower and (b) to indemnify and hold harmless each Agent and Fronting Bank and any of their respective directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against it in its capacity as an Agent or a Fronting Bank, as the case may be, or any of them in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Agreement or any other Loan Document, to the extent the same shall not have been reim-bursed by the Borrower, provided that (i) no Lender shall be liable to any Agent or a Fronting Bank for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of such Agent or Fronting Bank, as the case may be, or any of their respective directors, officers, employees or agents and (ii) Lenders that do not have Revolving Credit Commitments (other than through the termination thereof) shall be under no obligation to reimburse or indemnify the Fronting Banks under clauses (a) and (b) above.

     Each Lender acknowledges that it has, independently and without reli-ance upon the Agents, any other Lender, the Fronting Banks or the Swingline Lenders and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents, any other Lender, the Fronting Banks or the Swingline Lenders and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.


                                 ARTICLE X

                               Miscellaneous

     SECTION 10.01. Notices. Except as otherwise expressly permitted herein, notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telex, graphic scanning or other telegraphic communications equipment of the sending party, as follows:

          (a) If to the Borrower, at 8333 Bryan Dairy Road, Largo, Florida 34647, Attention of Chief Financial Officer (Telecopy No. (813) 399-
     6359).

          (b) If to the Administrative Agent or Chemical Bank, as Swingline Lender or Managing Agent, at 270 Park Avenue, 9th Floor, New York, New York 10017, Attention of Neil Boylan (Telecopy No. (212) 270-2625); with a copy to Chemical Bank Agency Services Corporation, Grand Central Tower, 140 East 45th Street, New York, New York 10017, Attention of Hilma Gabbidon (Telecopy No. (212) 622-0854).

          (c) If to NationsBank, as Swingline Lender, Primary Fronting Bank, Documentation Agent or Managing Agent, at 400 North Ashley Drive, Tampa, Florida 33602, Attention of Joseph J. Troy (Telecopy No. (813) 224-5948).

          (d) If to the IRB Fronting Bank, at its address (or telecopy number) set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto.

          (e) If to a Lender, at its address (or telecopy number) set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telex, telecopy or other telegraphic communications equipment of the sender, or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 10.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 10.01. The Administrative Agent shall deliver to the Borrower a copy of each Administrative Questionnaire received by it.

     SECTION 10.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower herein and the Borrower and the Guarantors in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders, the Fronting Banks and the Swingline Lenders and shall survive the making by the Lenders of the Loans, the making by the Swingline Lenders of the Swingline Loans, the issuance of Letters of Credit by the Fronting Banks and the origination of the Bankers' Acceptances by the Primary Fronting Bank, and the execution and delivery to the Lenders and the Swingline Lenders of the Notes evidencing such loans, regardless of any investigation made by the Lenders, the Fronting Banks and the Swingline Lenders or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or Swingline Loan or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid or any Letter of Credit or Bankers' Acceptance is outstanding and so long as the Commitments and the LC/BA Commitment have not been terminated.

     SECTION 10.03. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, the Administrative Agent, the Managing Agents, the Fronting Banks and the Swingline Lenders and when the Administrative Agent shall have received copies hereof that, when taken together, bear the signatures of each Lender, and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the Managing Agents, the Fronting Banks, the Swingline Lenders and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior consent of all the Lenders (and any attempted assignment by the Borrower shall be void).

     SECTION 10.04. Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrower, the Managing Agents, the Administrative Agent, the Fronting Banks, the Swingline Lenders or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

     (b) Each Lender may assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitments and LC/BA


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                                                                         79


Commitment, the outstanding Letters of Credit and Bankers' Acceptances and the Loans at the time owing to it and the Notes held by it); provided, how-ever, that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender, each of the Administrative Agent and the Borrower (and in the case of an assignment of a Lender's Revolving Credit Commitment, the Swingline Lenders and the Fronting Banks) must give its prior written consent to such assignment (which consent shall not be unreasonably withheld); provided, however, the consent of the Borrower shall not be required if a Default or an Event of Default under paragraph
(b) or (c) of Article VIII has occurred and is continuing on the date of the Assignment and Acceptance, (ii) if the assignee shall not be a Lender or an Affiliate of a Lender, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 (or an amount equal to the remaining balance of the Commitments), (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with the Note or Notes subject to such assignment and, unless the assigning Lender is a Managing Agent and the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent on or prior to the date that is 90 days after the Restatement Date, a processing and recordation fee of $3,500 and
(iv) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. Upon acceptance and recording pursuant to paragraph (e) of this Section 10.04, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (ii) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 10.05 and, with respect only to liabilities of the Borrower thereunder to such Lender that have accrued or otherwise arise by reason of circumstances or events prior to the assignment of its rights and obligations hereunder, Sections 2.14, 2.16 and 2.20, as well as to any Fees accrued for its account and not yet paid).

     (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and bene-ficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Commitments and LC/BA Commitment, and the outstanding balances of its Term Loans and Revolving Credit Loans, in each case without giving effect to assignments thereof that have not become effective, are as set forth in such Assignment and Acceptance; (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, gen-uineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or the Borrower or any Guarantor under any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Administrative Agent, such assigning


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                                                                         80


Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative Agent and the Managing Agents to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent and the Managing Agents by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

     (d) The Administrative Agent, acting for this purpose as agent for the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Com-mitments and LC/BA Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive in the absence of manifest error and the Borrower, the Administrative Agent, the Fronting Banks, the Swingline Lenders and the Lenders shall treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Fronting Banks, the Swingline Lenders and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

     (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee together with the Note or Notes subject to such assignment, an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above and the written consent of the Administrative Agent and the Borrower (and if required under paragraph (b) above, the Swingline Lenders and the Fronting Banks) to such assignment, the Administrative Agent shall (i) accept such Assignment and Acceptance, (ii) record the information con-tained therein in the Register and (iii) give prompt notice thereof to the Lenders, the Fronting Banks and the Swingline Lenders. No assignment shall be effective unless it has been recorded in the Register as provided in this paragraph (e). Within five Business Days after receipt of notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent, in exchange for the surrendered Note or Notes, a new Note or Notes payable to such assignee or registered assigns in a principal amount equal to the applicable Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Com-mitment, a new Note payable to such assigning Lender or registered assigns in a principal amount equal to the applicable Commitment retained by it; provided, however, that any such Note or Notes shall comply with
Section 2.04. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note; such new Notes shall be dated the date of the surrendered Notes that they replace and shall otherwise be in substantially the form of Exhibit A-1, A-2 or A-3, as appropriate. Notes that are replaced with substitute Notes shall be returned to the Borrower.

     (f) Each Lender may without the consent of the Borrower, the Administrative Agent, the Fronting Banks or the Swingline Lenders sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a por-tion of its Commitments and the Loans owing to it and the Notes held by
it); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obliga-tions, (iii) the participating banks or other entities shall be entitled to the benefit of the cost protection provisions contained in Sections 2.14,
2.16 and 2.20 to the same extent as if they were Lenders, provided that the Borrower shall not be required to reimburse the participating lenders or other entities pursuant to Section 2.14, 2.16 or 2.20 in an amount in excess of the amount that would have been payable thereunder to such Lender had such Lender not sold such participation and (iv) the Borrower, the Administrative Agent, the Managing Agents, the Fronting Banks, the Swing-line Lenders and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to the Loans, LC Disbursements or BA Disbursements and to approve any amendment, modification or waiver of any provision of this Agreement (provided that the participating bank or other entity may be provided with the right to approve amendments, modifications or waivers affecting it with respect to
(A) any decrease in the Fees payable hereunder with respect to Loans in which the participating bank or other entity has purchased a participation,
(B) any change in the amount of principal of, or decrease in the rate at which interest is payable, on the Loans in which the participating bank or other entity has purchased a participation, (C) any extension of the final scheduled maturity of any Loan in which the participating bank or other entity has purchased a participation or (D) any release of all or substantially all the Collateral).

     (g) In the event that S&P, Moody's and Thompson's BankWatch (or InsuranceWatch Ratings Service, in the case of Lenders that are insurance companies (or Best's Insurance Reports, if such insurance company is not rated by InsuranceWatch Ratings Service)) shall, after the date that any Lender with a Revolving Credit Commitment becomes a Lender, downgrade the long-term certificate of deposit ratings of such Lender, and the resulting ratings shall be below BBB-, Baa3 and C (or BB, in the case of a Lender that is an insurance company (or B, in the case of an insurance company not rated by InsuranceWatch Ratings Service)), then each Fronting Bank shall have the right, but not the obligation, at its own expense, upon notice to such Lender and the Administrative Agent, to replace (or to request the Borrower to use its reasonable efforts to replace) such Lender with an assignee (in accordance with and subject to the restrictions contained in Section 9.04(b)), and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 9.04(b)) all its interests, rights and obligations in respect of its Revolving Credit Commitment to such assignee; provided, how-ever, that (i) no such assignment shall conflict with any law, rule and regulation or order of any Governmental Authority and (ii) such Fronting Bank or such assignee, as the case may be, shall pay to such Lender in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Loans made by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.

     (h) Notwithstanding the limitations set forth in paragraph (b) above, any Lender may at any time assign all or any portion of its rights under this Agreement and the Notes issued to it to a Federal Reserve Bank without the prior written consent of the Borrower or the Administrative Agent, provided that no such assignment shall release a Lender from any of its obligations hereunder.

     (i) The Borrower shall not assign or delegate any of its rights or duties hereunder without the prior written consent of the Administrative Agent, the Managing Agents, the Fronting Banks, the Swingline Lenders and each Lender. Except as provided in Section 3.10 and Section 2.22, respectively, neither Fronting Bank or Swingline Lender may assign or delegate any of its respective rights and duties hereunder without the prior written consent of the Borrower and Managing Agents (and any attempted assignment by the Borrower shall be void).

     SECTION 10.05. Expenses; Indemnity. (a) The Borrower agrees to pay all out-of-pocket expenses incurred by the Administrative Agent, the Managing Agents, the Fronting Banks, the Swingline Lenders and the Collateral Agent in connection with the preparation of this Agreement and the other

Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby contemplated shall be consummated) or incurred by the Administrative Agent, the Managing Agents, the Fronting Banks, the Swingline Lenders, the Collateral Agent or any Lender in connection with the enforcement or protection of their rights in connection with this Agreement and the other Loan Documents or in connection with the Loans made or the Notes or Letters of Credit issued or Bankers' Acceptances originated hereunder, including the reasonable fees, other charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent, the Managing Agents, the Collateral Agent, the Swingline Banks and the Fronting Banks (which fees, other charges and disbursements will be set forth in accordance with the Borrower's standard billing policy), and, in connection with any such enforcement or protection, the reasonable fees, other charges and disbursements of any other counsel for the Administrative Agent, the Managing Agents, the Fronting Banks, the Swingline Lenders, the Collateral Agent or any Lender. The Borrower further agrees that it shall indemnify the Administrative Agent, the Managing Agents, the Fronting Banks, the Swingline Lenders, the Collateral Agent, the Lenders from and hold them harmless against any documentary taxes, assessments or similar charges made by any Governmental Authority by reason of the execution and delivery of this Agreement or any of the other Loan Documents.

     (b) The Borrower agrees to indemnify the Administrative Agent, the Collateral Agent and each Fronting Bank, Swingline Lender and Lender and each of their respective directors, officers, employees and agents (each such person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereby or thereto of their respective obligations hereunder or thereunder or the consummation of the Transactions and the other transactions con-templated hereby or thereby, (ii) the use of the Letters of Credit or the Bankers' Acceptances or the proceeds of the Loans, the Swingline Loans and the Bankers' Acceptances or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or wilful misconduct of such Indemnitee.

     (c) The provisions of this Section 10.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans or the Swingline Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Managing Agents, the Fronting Banks, the Collat-eral Agent, the Swingline Lenders or any Lender. All amounts due under this
Section 10.05 shall be payable on written demand therefor.

     SECTION 10.06. Right of Setoff. If an Event of Default shall have occurred and be continuing, and the Administrative Agent shall have declared, or the Required Lenders shall have requested the Administrative Agent to declare, the Loans and the Swingline Loans immediately due and payable pursuant to Article VIII, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any of and all the obligations of such entity now or here-after existing under this Agreement and other Loan Documents held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such other

Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 10.06 are in addition to other rights and remedies (including other rights of setoff) that such Lender may have.

     SECTION 10.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN THE MORTGAGES) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 10.08. Waivers; Amendment. (a) No failure or delay on the part of the Administrative Agent, either Managing Agent, Fronting Bank or Swingline Lender, the Collateral Agent or any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Managing Agents, the Fronting Banks, the Swingline Lenders, the Collateral Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances. Each holder of a Note shall be bound by any amendment, modification, waiver or consent authorized as provided herein, whether or not such Note shall have been marked to indicate such amendment, modification, waiver or consent.

     (b) Neither this Agreement or any of the other Loan Documents nor any provision hereof or thereof may be waived, amended or modified except,
(i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders, (ii) in the case of the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement, pursuant to an agreement or agreements in writing entered into by the Guarantors and the Collateral Agent and consented to by the Required Lenders, (iii) in the case of any of the Security Documents, pursuant to an agreement or agreements in writing entered into by the Bor-rower and the Collateral Agent and consented to by the Required Lenders,
(iv) in the case of a Letter of Credit, pursuant to an agreement or agreements entered into by the Borrower and the relevant Fronting Bank or
(v) in the case of any Note, pursuant to an agreement or agreements entered into by the Borrower and the holder of such Note and consented to by the Required Lenders; provided, however, that no such agreement shall
(A) change the principal amount of, or extend the final scheduled maturity of, any principal of or interest on, any Loan, or forgive any such payment or any part thereof, or reduce the rate of interest on any Loan, without the prior written consent of each holder of a Note affected thereby,
(B) increase the Commitment or the LC/BA Commitment or reduce the Fees of any Lender without the prior written consent of such Lender, (C) amend or modify the provisions of Section 2.17, the provisions of this
Section 10.08(b) or the definition of the term "Required Lenders" without the prior written consent of each Lender, (D) reduce any Term Loan Repayment amount or extend any Term Loan Repayment Date (other than the Term Loan Maturity Date), in each case without the prior written consent of Lenders holding Term Loans representing at least 75% of the aggregate outstanding principal amount of the Term Loans or (E) release any material Collateral under any Security Document or under such Security Document, except as expressly permitted thereby or hereby, without the prior written consent of each Lender, provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Managing Agents, the Fronting Banks or the Swingline Lenders hereunder without the prior written consent of the Administrative Agent, the Managing Agents, the Fronting Banks or the Swingline Lenders, as the case may be. Each Lender and each holder of a Note shall be bound by any modification or amendment authorized by this Section 10.08 regardless of whether its Note shall have been marked to make reference thereto, and any consent by any Lender or holder of a Note pursuant to this Section 10.08 shall bind any person subsequently acquiring a Note from it, regardless of whether such Note shall have been so marked.

     SECTION 10.09. Interest Rate Limitation. Notwithstanding anything herein or in the Notes to the contrary, if at any time the applicable interest rate, together with all fees and charges that are treated as interest under applicable law (collectively, the "Charges"), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Lender or either Swingline Lender, shall exceed the maximum lawful rate (the "Maximum Rate") that may be contracted for, charged, taken, received or reserved by such Lender or such Swingline Lender in accordance with applicable law, the rate of interest payable under the Note held by such Lender or such Swingline Lender, together with all Charges payable to such Lender or such Swingline Lender, shall be limited to the Maximum Rate.

     SECTION 10.10. Entire Agreement. This Agreement and the other Loan Documents and the fee letter referred to in Section 2.05(c) constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

     SECTION 10.11. Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement or any of the other Loan Documents. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the other Loan Documents, as applicable, by, among other things, the mutual waivers and certifications in this Section 10.11.

     SECTION 10.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 10.13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 10.03.

     SECTION 10.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     SECTION 10.15. Confidentiality. (a) Each Lender agrees not to disclose to any Person the Information (as defined below) without the prior written consent of the Borrower, which consent shall not be unreasonably withheld, except that any Lender shall be permitted to disclose Information (i) to its officers, directors, employees, agents and representatives; (ii) to the extent required by applicable laws and regulations or by any subpoena or similar legal process, or requested by any bank regulatory authority; (iii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Agreement, (B) becomes available to such Lender on a non-confidential basis from a source other than the Borrower or its Affiliates or (C) was available to such Lender on a non-confidential basis prior to its disclosure to such Lender by the Borrower or its Affiliates; (iv) to any actual or prospective assignee of, or prospective purchaser of a participation in, the rights of such Lender hereunder, in each case subject to paragraph (c) below; or (v) in connection with any suit, action or proceeding relating to the enforcement of rights hereunder or under any other Loan Document or in connection with the transactions contemplated hereby. As used in this Section 10.15, as to any Lender, the "Information" shall mean the Confidential Information Memorandum and any other materials, documents and information that the Borrower or any of its Affiliates may have furnished or may hereafter furnish to any Lender in connection with this Agreement.

     (b) Each Lender agrees that it will use the Information only for purposes related to the transactions contemplated hereby and by the other Loan Documents, provided that (i) if the conditions referred to in any of subclauses (A) through (C) of clause (iii) of paragraph (a) above are met, such Lender may otherwise use the Information and (ii) if such Lender is otherwise a creditor of the Borrower, such Lender may use the Information in connection with its other credits to the Borrower.

     (c) Each Lender agrees that it will not disclose any of the Information to any actual or prospective assignee of such Lender or participant in any rights of such Lender under this Agreement unless such actual or prospective assignee or participant first executes and delivers to such Lender a confidentiality letter containing substantially the undertakings set forth in this Section 10.15.

     SECTION 10.16. Jurisdiction; Consent to Service of Process. (a) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrower or its properties in the courts of any jurisdiction.

     (b) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     IN WITNESS WHEREOF, the Borrower, the Administrative Agent, the Managing Agents, the Swingline Lenders and the Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                             ECKERD CORPORATION,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             CHEMICAL BANK, individually
                                             and as Administrative Agent,
                                             Managing Agent and Swingline
                                             Lender,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:

                                             NATIONSBANK OF FLORIDA, N.A.,
                                             individually and as Managing
                                             Agent, Swingline Lender,
                                             Primary Fronting Bank and
                                             Documentation Agent,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:

                                             ABN-AMRO BANK, N.V.,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             THE BANK OF NEW YORK,

                                              by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             THE BANK OF NOVA SCOTIA,

                                              by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             THE BANK OF TOKYO,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             BANQUE FRANCAISE DU COMMERCE
                                             EXTERIEUR,EXTERIEUR,
                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             BANQUE PARIBAS,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             COMPAGNIE FINANCIERE DE CIC ET DE
                                             L'UNION EUROPEENNE,


                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:

                                             CREDIT LYONNAIS CAYMAN ISLAND
                                             BRANCH,


                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             FIRST INTERSTATE BANK OF TEXAS
                                             N.A.,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:

                                             THE FIRST NATIONAL BANK OF BOSTON,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             THE FIRST NATIONAL BANK OF CHICAGO,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:
                                                 Title:


                                             FIRST UNION NATIONAL BANK OF
                                             FLORIDA,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             FLEET BANK OF MASSACHUSETTS, N.A.,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             THE FUJI BANK, LIMITED,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             HIBERNIA NATIONAL BANK,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:

                                             KREDIETBANK N.V.

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:



                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             THE LONG-TERM CREDIT BANK OF
                                             JAPAN, LIMITED, NEW YORK
                                             BRANCH,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             MELLON BANK, N.A.,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             THE MITSUBISH BANK, LIMITED,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             THE MITSUBISHI TRUST AND
                                             BANKING CORPORATION,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             NATIONAL CANADA FINANCE CORP.,
                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             NATWEST BANK N.A.,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             THE NIPPON CREDIT BANK, LTD.,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             PNC BANK, KENTUCKY, INC.,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             COOPERATIEVE CENTRALE
                                             RAIFFEISEN-BOERENLEENBANK
                                             B.A., "RABOBANK NEDERLAND",
                                             NEW YORK BRANCH,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             THE SAKURA BANK, LIMITED,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             SOCIETE GENERALE,
                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:

                                             THE SUMITOMO BANK, LIMITED,
                                             ATLANTA AGENCY,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             SUNTRUST BANK, TAMPA BAY,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             THE TOKAI BANK, LIMITED,
                                             ATLANTA AGENCY,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             UNION BANK OF FINLAND LTD.,
                                             GRAND  CAYMAN BRANCH,


                                               by
                                                 -------------------------
                                                 Name:
                                                 Title:


                                             UNION BANK OF SWITZERLAND,
                                             NEW YORK BRANCH,NEW YORK
                                             BRANCH,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:

                                             UNITED STATES NATIONAL BANK OF
                                             OREGON,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             WELLS FARGO BANK, N.A.,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title:


                                             THE YASUDA TRUST & BANKING
                                             COMPANY, LIMITED, NEW YORK
                                             BRANCH,

                                               by

                                                 -------------------------
                                                 Name:
                                                 Title: